UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2014

Item 1:	Report(s) to Shareholders.

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

40	Statement of Assets and Liabilities

41	Statement of Operations

42	Statements of Changes in Net Assets

43	Financial Highlights

44	Notes to Financial Statements

56	Report of Independent Registered Public Accounting Firm

57	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 4.35%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Aggregate Bond Index,1 which returned 5.97% over the same period.

The leveraged credit sectors of the U.S. fixed-income market, including high-yield bonds and loans, experienced positive returns during the 12-month period, but underperformed traditional government-related and investment-grade securities within the fixed-income market, as well as the U.S. equity market. Government-related sectors of the bond market were positively affected by falling Treasury bond yields, while demand for corporate bonds was strong as investors continued to search for yield amid an environment of historically low rates. High-yield corporate spreads versus Treasuries widened during the period.

As it has in the past, the Fund maintained a significant allocation to high-yield bonds, as we remained positive on the high-yield market from a fundamental perspective. However, the

1

Fund’s exposure to high-yield bonds likely detracted from relative performance, as the high-yield market underperformed government-related and investment-grade securities. Within the Fund’s high-yield allocation, among the names that detracted the most from absolute performance were oil and natural gas companies Chaparral Energy, Inc. and W&T Offshore, Inc. Healthcare services company Tenet Healthcare Corp. and B/E Aerospace, Inc., a manufacturer of aircraft cabin interior products, were among the top contributing names within the sector.

The Fund’s convertible allocation added to absolute performance. One of the names that contributed the most to absolute performance within the convertible portion of the Fund was biopharmaceutical company Medivation, Inc., while our holding in oil and natural gas exploration and production company Energy XXI Ltd. was among the convertible holdings that detracted the most. At period-end, the

Fund continues to seek convertible securities of companies with good prospects for improving earnings results.

Within the Fund’s investment-grade bond allocation, we maintained little to no exposure to U.S. Treasuries, which likely detracted from relative performance, as Treasuries outperformed corporates during the period and represent a sizable component of the Fund’s benchmark.

Overall across the Fund’s holdings, energy, retail, and consumer goods were among the industries that either detracted from absolute performance or contributed the least. Health care, technology and electronics, and services were among the industries that contributed the most to absolute performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class VC	4.35%	8.29%	6.85%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$988.80	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Automotive	1.94%
Banking	3.24%
Basic Industry	4.88%
Capital Goods	5.56%
Consumer Goods	4.50%
Energy	11.64%
Financial Services	4.38%
Foreign Government	0.50%
Healthcare	13.17%
Insurance	1.09%
Leisure	4.18%
Media	5.85%
Mortgage-Backed	2.18%
Real Estate	0.65%
Retail	6.46%
Services	2.99%
Technology & Electronics	8.58%
Telecommunications	4.72%
Transportation	1.60%
U.S. Government	5.40%
Utility	2.40%
Repurchase Agreement	4.09%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

	Shares	Fair
Investments	(000)	Value
LONG-TERM INVESTMENTS 99.17%

COMMON STOCKS 12.73%

Aerospace/Defense 0.26%
Raytheon Co.	9	$919,445
TransDigm Group, Inc.	8	1,492,260
Total		2,411,705

Air Transportation 0.25%
Alaska Air Group, Inc.	18	1,069,704
Southwest Airlines Co.	29	1,214,584
Total		2,284,288

Auto Parts & Equipment 0.12%
LKQ Corp.*	38	1,054,500

Automakers 0.11%
Harley-Davidson, Inc.	16	1,021,605

Beverages 0.22%
Keurig Green Mountain, Inc.	7	900,286
Monster Beverage Corp.*	10	1,061,830
Total		1,962,116

Chemicals 0.56%
Axalta Coating Systems Ltd.*	87	2,255,934
International Flavors & Fragrances, Inc.	9	942,648
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	26	914,788
PPG Industries, Inc.	4	947,715
Total		5,061,085

Consumer/Commercial/Lease Financing 0.11%
Ally Financial, Inc.*	42	999,126

Discount Store 0.10%
Dollar General Corp.*	13	926,170

Diversified Capital Goods 0.09%
Polypore International, Inc.*	18	846,900

Electric: Distribution/Transportation 0.11%
ITC Holdings Corp.	25	1,026,922

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

	Shares	Fair
Investments	(000)	Value
Electric: Integrated 0.22%
Portland General Electric Co.	27	$1,028,976
PPL Corp.	27	962,745
Total		1,991,721

Electronics 0.60%
Avago Technologies Ltd. (Singapore)(a)	12	1,156,785
Broadcom Corp. Class A	25	1,083,250
NXP Semiconductor NV (Netherlands)*(a)	15	1,115,440
Sensata Technologies Holding NV (Netherlands)*(a)	21	1,095,369
TriQuint Semiconductor, Inc.*	37	1,016,595
Total		5,467,439

Energy: Exploration & Production 0.54%
Diamondback Energy, Inc.*	24	1,446,676
MEG Energy Corp.*(b)	CAD 69	1,161,086
Memorial Resource Development Corp.*	57	1,022,301
Parsley Energy, Inc. Class A*	82	1,303,932
Total		4,933,995

Food & Drug Retailers 0.18%
Kroger Co. (The)	25	1,624,513

Food: Wholesale 0.61%
Gruma SAB de CV ADR	31	1,290,220
Hershey Co. (The)	14	1,496,592
Mead Johnson Nutrition Co.	9	894,806
Pinnacle Foods, Inc.	28	974,280
WhiteWave Foods Co. (The)*	27	930,734
Total		5,586,632

Gas Distribution 0.20%
Sempra Energy	17	1,859,712

Health Facilities 0.35%
Acadia Healthcare Co., Inc.*	19	1,144,627
Community Health Systems, Inc.*	19	1,046,048
Universal Health Services, Inc. Class B	9	1,012,466
Total		3,203,141

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

	Shares	Fair
Investments	(000)	Value
Health Services 0.90%
Bluebird Bio, Inc.*	11	$1,027,264
Catamaran Corp.*	33	1,692,225
Illumina, Inc.*	12	2,233,418
Omnicare, Inc.	26	1,859,715
Team Health Holdings, Inc.*	24	1,403,732
Total		8,216,354

Hotels 0.10%
Hilton Worldwide Holdings, Inc.*	35	910,541

Investments & Miscellaneous Financial Services 0.16%
Affiliated Managers Group, Inc.*	2	509,376
Invesco Ltd.	23	916,864
Total		1,426,240

Machinery 0.10%
Middleby Corp. (The)*	10	951,360

Media: Diversified 0.21%
Time Warner, Inc.	11	913,994
Twenty-First Century Fox, Inc. Class A	27	1,029,254
Total		1,943,248

Medical Products 0.21%
St. Jude Medical, Inc.	15	955,941
Zimmer Holdings, Inc.	9	998,096
Total		1,954,037

Metals/Mining (Excluding Steel) 0.01%
Mirabela Nickel Ltd.*(b)	AUD 2,560	60,616

Packaging 0.11%
Rock-Tenn Co. Class A	17	1,018,366

Personal & Household Products 0.31%
Jarden Corp.*	30	1,445,976
Whirlpool Corp.	7	1,414,302
Total		2,860,278

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2014

	Shares	Fair
Investments	(000)	Value
Pharmaceuticals 1.67%
Alexion Pharmaceuticals, Inc.*	5	$925,150
Bristol-Myers Squibb Co.	18	1,062,540
Celgene Corp.*	11	1,219,274
Mallinckrodt plc*	10	980,397
Medivation, Inc.*	31	3,048,066
Merrimack Pharmaceuticals, Inc.*	41	467,820
Pharmacyclics, Inc.*	11	1,381,538
Puma Biotechnology, Inc.*	5	965,277
Regeneron Pharmaceuticals, Inc.*	3	1,353,825
Valeant Pharmaceuticals International, Inc.*	7	944,526
Vertex Pharmaceuticals, Inc.*	10	1,140,480
Zoetis, Inc.	42	1,798,654
Total		15,287,547

Property & Casualty 0.15%
Allstate Corp. (The)	20	1,376,900

Real Estate Investment Trusts 0.10%
Hudson Pacific Properties, Inc.	32	949,896

Recreation & Travel 0.35%
Norwegian Cruise Line Holdings Ltd.*	40	1,856,372
Royal Caribbean Cruises Ltd.	16	1,302,394
Total		3,158,766

Restaurants 0.72%
Buffalo Wild Wings, Inc.*	6	1,082,280
Chipotle Mexican Grill, Inc.*	1	958,314
Domino’s Pizza, Inc.	10	979,368
Restaurant Brands International LP Unit*(b)	CAD 31	1,150,904
Starbucks Corp.	12	992,805
Yum! Brands, Inc.	19	1,384,150
Total		6,547,821

Software/Services 1.61%
Alliance Data Systems Corp.*	3	915,360
Cognizant Technology Solutions Corp. Class A*	18	926,816
FireEye, Inc.*	33	1,029,508
Mobileye NV (Israel)*(a)	22	876,096
Proofpoint, Inc.*	49	2,363,270

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

	Shares	Fair
Investments	(000)	Value
Software/Services (continued)
ServiceNow, Inc.*	21	$1,397,710
Splunk, Inc.*	24	1,408,905
Twitter, Inc.*	47	1,682,303
VeriFone Systems, Inc.*	27	1,000,680
VMware, Inc. Class A*	11	940,728
Workday, Inc. Class A*	15	1,183,345
Yelp, Inc.*	18	1,007,032
Total		14,731,753

Specialty Retail 1.07%
Carter’s, Inc.	18	1,554,118
Netflix, Inc.*	3	888,186
PVH Corp.	3	320,425
Ralph Lauren Corp.	5	907,284
Restoration Hardware Holdings, Inc.*	34	3,293,143
Sally Beauty Holdings, Inc.*	33	1,002,124
Skechers U.S.A., Inc. Class A*	16	878,475
Vince Holding Corp.*	35	909,672
Total		9,753,427

Support: Services 0.21%
Robert Half International, Inc.	33	1,920,702

Trucking & Delivery 0.11%
Old Dominion Freight Line, Inc.*	12	954,972
Total Common Stocks (cost $108,556,479)		116,284,394

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)

CONVERTIBLE BONDS 1.58%

Automakers 0.24%
Fiat Chrysler Automobiles NV (United Kingdom)(a)	7.875%	12/15/2016	$2,000	2,150,000

Energy: Exploration & Production 0.04%
Energy XXI Ltd.	3.00%	12/15/2018	1,200	363,000

Health Services 0.14%
Cepheid, Inc.†	1.25%	2/1/2021	1,200	1,323,750

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Investments & Miscellaneous Financial Services 0.10%
Janus Capital Group, Inc.	0.75%	7/15/2018	$600	$913,125

Pharmaceuticals 0.66%
Depomed, Inc.	2.50%	9/1/2021	875	946,641
Gilead Sciences, Inc.	1.625%	5/1/2016	400	1,656,252
Isis Pharmaceuticals, Inc.†	1.00%	11/15/2021	850	955,719
Merrimack Pharmaceuticals, Inc.	4.50%	7/15/2020	300	573,562
Mylan, Inc.	3.75%	9/15/2015	450	1,904,062
Total				6,036,236

Software/Services 0.20%
Vipshop Holdings Ltd. (China)(a)	1.50%	3/15/2019	1,500	1,792,500

Technology Hardware & Equipment 0.20%
Nortel Networks Corp. (Canada)(a)(c)	2.125%	4/15/2014	1,900	1,863,188
Total Convertible Bonds (cost $13,223,593)				14,441,799

	Dividend		Shares
	Rate		(000)

CONVERTIBLE PREFERRED STOCKS 0.77%

Electric: Integrated 0.31%
NextEra Energy, Inc.	5.889%		42	2,804,786

Investments & Miscellaneous Financial Services 0.07%
AMG Capital Trust II	5.15%		10	632,400

Metals/Mining (Excluding Steel) 0.10%
Alcoa, Inc.	5.375%		18	928,280

Rail 0.29%
Genesee & Wyoming, Inc.	5.00%		23	2,680,755
Total Convertible Preferred Stocks (cost $6,336,547)				7,046,221

			Principal
	Interest		Amount
	Rate		(000)

FLOATING RATE LOANS(d) 3.22%

Air Transportation 0.08%
Delta Air Lines, Inc. Term Loan	3.25%	4/20/2017	$773	767,007

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Cable & Satellite Television 0.11%
Charter Communications Operating, LLC Term Loan G	4.25%	9/10/2021	$1,000	$1,007,660

Consumer/Commercial/Lease Financing 0.11%
AWAS Finance Luxembourg 2012 SA Term Loan (Luxembourg)(a)	3.50%	7/16/2018	975	964,441

Electric: Generation 0.06%
Astoria Energy LLC Term Loan B	5.00%	12/24/2021	600	592,500

Electronics 0.51%
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	1,571	1,568,767
NXP B.V. Tranche D Term Loan (Netherlands)(a)	3.25%	1/11/2020	1,396	1,379,009
Sensata Technologies B.V. Third Amendment Term Loan (Netherlands)(a)	3.50%	10/14/2021	1,721	1,723,698
Total				4,671,474

Energy: Exploration & Production 0.30%
Chief Exploration & Development LLC 2nd Lien Term Loan	7.50%	5/16/2021	500	452,500
MEG Energy Corp. New Term Loan (Canada)(a)	TBD	3/31/2020	549	525,499
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	2,375	1,717,125
Total				2,695,124

Food: Wholesale 0.24%
New HB Acquisition LLC Term Loan B	6.75%	4/9/2020	2,134	2,171,218

Health Facilities 0.21%
CHG Healthcare Services, Inc. 1st Lien Term Loan	4.25%	11/19/2019	1,953	1,934,273

Machinery 0.01%
Generac Power Systems, Inc. Term Loan B	3.25%	5/31/2020	54	52,428

Packaging 0.17%
Crown Holdings, Inc. Delayed Draw Term Loan A	1.919%	12/19/2018	1,125	1,127,813
Crown Holdings, Inc. Facility Term Loan A	1.919%	12/19/2018	425	421,281
Total				1,549,094

Personal & Household Products 0.04%
Britax US Holdings, Inc. Initial Dollar Term Loan	4.50%	10/15/2020	499	364,078

Pharmaceuticals 0.33%
Amgen Inc. Term Loan	1.255%	9/18/2018	2,260	2,258,303
RPI Finance Trust Term Loan B4	3.50%	11/9/2020	725	724,848
Total				2,983,151

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Recreation & Travel 0.10%
Delta 2 (Lux) S.A.R.L. 2nd Lien Facility Term Loan (Luxembourg)(a)	7.75%	7/31/2022	$950	$928,625

Restaurants 0.10%
Red Lobster Management LLC 1st Lien Initial Term Loan	6.25%	7/28/2021	898	895,506

Software/Services 0.28%
Mitchell International, Inc. 2nd Lien Initial Term Loan	8.50%	10/11/2021	1,000	998,500
SRA International, Inc. Term Loan	6.50%	7/20/2018	1,520	1,520,902
Total				2,519,402

Support: Services 0.47%
Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020	1,325	1,324,993
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	7.50%	7/25/2022	1,200	1,190,400
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021	75	74,750
Avis Budget Car Rental LLC Tranche B Term Loan	3.00%	3/15/2019	923	912,273
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	833	836,688
Total				4,339,104

Theaters & Entertainment 0.10%
Kasima LLC Term Loan	3.25%	5/17/2021	963	946,028
Total Floating Rate Loans (cost $29,828,694)				29,381,113

FOREIGN BONDS(b) 0.60%

Colombia 0.12%
Empresas Publicas de Medellin ESP†	7.625%	9/10/2024	COP 2,650,000	1,082,971

Netherlands 0.15%
Hema Bondco I BV†	6.25%	6/15/2019	EUR 1,300	1,337,168

United Kingdom 0.33%
Iron Mountain Europe plc†	6.125%	9/15/2022	GBP 625	996,531
Premier Foods Finance plc†	6.50%	3/15/2021	GBP 500	672,536
R&R Ice Cream plc†	5.50%	5/15/2020	GBP 200	305,037
Stretford 79 plc†	6.25%	7/15/2021	GBP 850	1,053,225
Total				3,027,329
Total Foreign Bonds (cost $6,022,370)				5,447,468

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
FOREIGN GOVERNMENT OBLIGATIONS(a) 0.51%

Bermuda 0.24%
Government of Bermuda†	4.138%	1/3/2023	$1,350	$1,370,250
Government of Bermuda†	4.854%	2/6/2024	775	809,875
Total				2,180,125

Cayman Islands 0.06%
Cayman Islands Government†	5.95%	11/24/2019	525	601,125

Senegal 0.10%
Republic of Senegal†	6.25%	7/30/2024	925	885,873

Vietnam 0.11%
Republic of Vietnam†	4.80%	11/19/2024	975	1,006,687
Total Foreign Government Obligations (cost $4,672,895)				4,673,810

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 4.98%
Federal National Mortgage Assoc.	3.50%	7/1/2043	9,114	9,513,858
Federal National Mortgage Assoc.(e)	4.00%	TBA	7,680	8,184,531
Federal National Mortgage Assoc.(e)	4.50%	TBA	25,630	27,824,570
Total Government Sponsored Enterprises Pass-Throughs (cost $45,227,511)				45,522,959

HIGH YIELD CORPORATE BONDS 71.81%

Advertising 0.61%
Affinion Group, Inc.	7.875%	12/15/2018	750	551,250
Affinion Investments LLC	13.50%	8/15/2018	950	720,812
Omnicom Group, Inc.	3.65%	11/1/2024	1,550	1,553,900
Southern Graphics, Inc.†	8.375%	10/15/2020	1,200	1,209,000
WMG Acquisition Corp.†	5.625%	4/15/2022	375	364,688
WMG Acquisition Corp.†	6.75%	4/15/2022	1,300	1,189,500
Total				5,589,150

Aerospace/Defense 0.80%
CPI International, Inc.	8.75%	2/15/2018	1,450	1,497,125
GenCorp, Inc.	7.125%	3/15/2021	1,625	1,709,987
Huntington Ingalls Industries, Inc.†	5.00%	12/15/2021	2,050	2,088,437
TransDigm, Inc.	6.00%	7/15/2022	775	776,938
TransDigm, Inc.	6.50%	7/15/2024	1,200	1,212,000
Total				7,284,487

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest	Maturity		Amount	Fair
Investments	Rate	Date		(000)	Value
Air Transportation 0.47%
Air Canada (Canada)†(a)	7.75%	4/15/2021		$775	$808,906
American Airlines Group, Inc.†	5.50%	10/1/2019		700	714,875
Gol LuxCo SA (Luxembourg)†(a)	8.875%	1/24/2022		450	424,125
Southwest Airlines Co.	2.75%	11/6/2019		775	779,428
United Airlines, Inc.	6.636%	7/2/2022		603	650,719
United Continental Holdings, Inc.	6.00%	7/15/2028		1,000	957,500
Total					4,335,553

Auto Loans 0.42%
General Motors Financial Co., Inc.	4.375%	9/25/2021		3,675	3,840,375

Auto Parts & Equipment 0.77%
Chassix, Inc.†	9.25%	8/1/2018		1,525	1,044,625
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022		925	890,497
International Automotive Components Group SA (Luxembourg)†(a)	9.125%	6/1/2018		1,000	1,050,000
LKQ Corp.	4.75%	5/15/2023		1,400	1,351,000
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022		625	609,375
Stackpole International Intermediate/Stackpole International Powder (Luxembourg)†(a)	7.75%	10/15/2021		1,300	1,306,500
Tenneco, Inc.	6.875%	12/15/2020		725	770,313
Total					7,022,310

Automakers 0.34%
Jaguar Land Rover Automotive plc (United Kingdom)†(a)	5.625%	2/1/2023		1,750	1,848,438
Oshkosh Corp.	5.375%	3/1/2022		1,250	1,281,250
Total					3,129,688

Banking 3.24%
Banco GNB Sudameris SA (Colombia)†(a)	7.50%	7/30/2022		600	636,000
Bangkok Bank PCL (Hong Kong)†(a)	3.875%	9/27/2022		775	803,768
Bank of America Corp.	4.20%	8/26/2024		800	815,946
Bank of America Corp.	4.25%	10/22/2026		1,800	1,798,438
Bank of America Corp.	6.50%	–	(f)	1,900	1,938,760
Bank of China Ltd. (China)†(a)	5.00%	11/13/2024		1,525	1,573,132
BBVA Bancomer SA†	5.35%	11/12/2029		925	918,062
Citigroup, Inc.	5.95%	–	(f)	1,525	1,504,031
Commerzbank AG (Germany)†(a)	8.125%	9/19/2023		1,550	1,788,080

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest	Maturity		Amount	Fair
Investments	Rate	Date		(000)	Value
Banking (continued)
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/2019		$1,550	$1,558,260
JPMorgan Chase & Co.	3.875%	9/10/2024		1,900	1,903,903
JPMorgan Chase & Co.	6.75%	–	(f)	1,000	1,060,000
LBG Capital No.1 plc (United Kingdom)†(a)(g)	8.00%	–	(f)	400	427,500
Lloyds Banking Group plc (United Kingdom)(a)	4.50%	11/4/2024		2,300	2,325,604
Lloyds Banking Group plc (United Kingdom)(a)	7.50%	–	(f)	634	646,680
M&T Bank Corp.	6.45%	–	(f)	850	906,312
Macquarie Bank Ltd. (Australia)†(a)	1.60%	10/27/2017		2,325	2,311,299
Macquarie Group Ltd. (Australia)†(a)	6.00%	1/14/2020		725	822,090
National Savings Bank (Sri Lanka)†(a)	5.15%	9/10/2019		425	422,875
Nordea Bank AB (Sweden)†(a)	6.125%	–	(f)	925	918,593
Popular, Inc.	7.00%	7/1/2019		1,750	1,758,750
Royal Bank of Scotland Group plc (United Kingdom)(a)	6.125%	12/15/2022		500	545,065
Synovus Financial Corp.	7.875%	2/15/2019		700	782,250
Wachovia Capital Trust III	5.57%	–	(f)	1,475	1,431,487
Washington Mutual Bank(c)	6.875%	6/15/2011		1,250	125
Total					29,597,010

Beverages 0.68%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)†(a)	3.375%	11/1/2022		1,550	1,429,875
Constellation Brands, Inc.	4.25%	5/1/2023		2,000	1,990,000
Cott Beverages, Inc.†	5.375%	7/1/2022		250	230,000
Cott Beverages, Inc.†	6.75%	1/1/2020		975	977,437
PepsiCo, Inc.	4.25%	10/22/2044		775	812,266
San Miguel Corp. (Philippines)(a)	4.875%	4/26/2023		800	747,000
Total					6,186,578

Brokerage 0.34%
TD Ameritrade Holding Corp.	3.625%	4/1/2025		3,100	3,148,447

Building & Construction 0.63%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021		900	859,500
Brookfield Residential Properties, Inc. (Canada)†(a)	6.50%	12/15/2020		800	840,000
K. Hovnanian Enterprises, Inc.	5.00%	11/1/2021		1,025	876,375
Lennar Corp.	4.50%	11/15/2019		950	945,250
PulteGroup, Inc.	6.375%	5/15/2033		2,250	2,261,250
Total					5,782,375

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Building Materials 0.43%
Associated Asphalt Partners LLC/Road Holdings III LLC/Associated Asphalt Finance†	8.50%	2/15/2018	$150	$143,250
Building Materials Corp. of America†	5.375%	11/15/2024	975	977,437
Hillman Group, Inc. (The)†	6.375%	7/15/2022	900	868,500
Owens Corning	9.00%	6/15/2019	145	175,641
Ply Gem Industries, Inc.	6.50%	2/1/2022	300	283,125
Ply Gem Industries, Inc.†	6.50%	2/1/2022	625	584,375
WESCO Distribution, Inc.	5.375%	12/15/2021	860	871,825
Total				3,904,153

Cable & Satellite Television 3.78%
Altice Finco SA (Luxembourg)†(a)	9.875%	12/15/2020	2,375	2,550,588
Altice SA (Luxembourg)†(a)	7.75%	5/15/2022	2,000	2,008,750
Cablevision Systems Corp.	5.875%	9/15/2022	3,000	3,048,750
CCO Holdings LLC/CCO Holdings Capital Corp.	5.75%	9/1/2023	2,875	2,921,719
CCO Holdings LLC/CCO Holdings Capital Corp.	6.625%	1/31/2022	1,125	1,199,531
CCOH Safari LLC	5.50%	12/1/2022	450	457,875
CCOH Safari LLC	5.75%	12/1/2024	675	684,281
DISH DBS Corp.	5.125%	5/1/2020	2,250	2,272,500
DISH DBS Corp.	5.875%	7/15/2022	1,100	1,130,250
DISH DBS Corp.	6.75%	6/1/2021	1,900	2,047,250
Harron Communications LP/Harron Finance Corp.†	9.125%	4/1/2020	800	876,000
Mediacom Broadband LLC/Mediacom Broadband Corp.	6.375%	4/1/2023	2,575	2,652,250
Mediacom LLC/Mediacom Capital Corp.	7.25%	2/15/2022	150	160,875
Numericable-SFR (France)†(a)	6.00%	5/15/2022	1,825	1,837,319
Numericable-SFR (France)†(a)	6.25%	5/15/2024	300	302,625
Ono Finance II plc (Ireland)†(a)	10.875%	7/15/2019	525	557,156
RCN Telecom Services LLC/RCN Capital Corp.†	8.50%	8/15/2020	450	465,750
SiTV LLC/SiTV Finance, Inc.†	10.375%	7/1/2019	450	419,625
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(a)	5.50%	1/15/2023	2,500	2,625,000
UPCB Finance V Ltd.†	7.25%	11/15/2021	1,150	1,263,563
Virgin Media Finance plc (United Kingdom)†(a)	6.00%	10/15/2024	575	603,750
Virgin Media Secured Finance plc (United Kingdom)†(a)	5.375%	4/15/2021	3,050	3,164,375
VTR Finance BV (Netherlands)†(a)	6.875%	1/15/2024	1,275	1,303,688
Total				34,553,470

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest	Maturity		Amount	Fair
Investments	Rate	Date		(000)	Value
Chemicals 1.27%
Braskem Finance Ltd.	6.45%	2/3/2024		$1,290	$1,296,450
Grupo Idesa SA de CV (Mexico)†(a)	7.875%	12/18/2020		800	820,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC	8.875%	2/1/2018		1,000	892,500
Huntsman International LLC†	5.125%	11/15/2022		750	740,625
Israel Chemicals Ltd. (Israel)†(a)	4.50%	12/2/2024		2,075	2,111,312
Methanex Corp. (Canada)(a)	5.25%	3/1/2022		875	941,346
NOVA Chemicals Corp. (Canada)†(a)	5.00%	5/1/2025		425	422,875
OCP SA (Morocco)†(a)	6.875%	4/25/2044		775	837,078
Polymer Group, Inc.†	6.875%	6/1/2019		775	746,906
Rockwood Specialties Group, Inc.	4.625%	10/15/2020		1,725	1,787,531
TPC Group, Inc.†	8.75%	12/15/2020		1,000	977,500
Total					11,574,123

Consumer/Commercial/Lease Financing 2.89%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)†(a)	3.75%	5/15/2019		925	916,906
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)†(a)	5.00%	10/1/2021		1,050	1,089,375
Air Lease Corp.	3.875%	4/1/2021		1,000	1,010,000
CIT Group, Inc.	5.00%	8/15/2022		5,500	5,671,875
Discover Bank	7.00%	4/15/2020		950	1,120,876
General Electric Capital Corp.	7.125%	–	(f)	3,100	3,619,250
International Lease Finance Corp.	6.25%	5/15/2019		2,900	3,175,500
International Lease Finance Corp.	8.25%	12/15/2020		2,460	2,970,450
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.875%	8/1/2021		1,650	1,575,750
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%	7/1/2021		875	800,625
Ocwen Financial Corp.†	6.625%	5/15/2019		1,250	1,150,000
OneMain Financial Holdings, Inc.†	6.75%	12/15/2019		725	741,313
Springleaf Finance Corp.	5.25%	12/15/2019		2,600	2,554,500
Total					26,396,420

Department Stores 0.50%
Bon-Ton Department Stores, Inc. (The)	8.00%	6/15/2021		750	630,000
El Puerto de Liverpool SAB de CV (Mexico)†(a)	3.95%	10/2/2024		1,225	1,209,075
Macy’s Retail Holdings, Inc.	4.50%	12/15/2034		1,800	1,818,364
SACI Falabella (Chile)†(a)	4.375%	1/27/2025		925	908,470
Total					4,565,909

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Discount Store 0.58%
Amazon.com, Inc.	4.80%	12/5/2034	$5,000	$5,265,435

Diversified Capital Goods 0.63%
Artesyn Embedded Technologies, Inc.†	9.75%	10/15/2020	1,550	1,476,375
Constellation Enterprises LLC†	10.625%	2/1/2016	925	740,000
Trinity Industries, Inc.	4.55%	10/1/2024	2,125	2,067,978
Unifrax I LLC/Unifrax Holding Co. †	7.50%	2/15/2019	1,450	1,435,500
Total				5,719,853

Electric: Generation 0.54%
DPL, Inc.	7.25%	10/15/2021	900	922,500
Dynegy Finance I, Inc./Dynegy Finance II, Inc.†	7.375%	11/1/2022	800	815,000
Dynegy Finance I, Inc./Dynegy Finance II, Inc.†	7.625%	11/1/2024	725	740,406
Illinois Power Generating Co.	7.00%	4/15/2018	925	823,250
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	1,536	1,643,051
Total				4,944,207

Electric: Integrated 1.12%
AES El Salvador Trust II (Panama)†(a)	6.75%	3/28/2023	775	733,150
Dominion Gas Holdings LLC	3.60%	12/15/2024	1,175	1,197,755
DTE Energy Co.	2.40%	12/1/2019	925	926,217
E.CL SA (Chile)†(a)	4.50%	1/29/2025	1,650	1,659,763
El Paso Electric Co.	5.00%	12/1/2044	1,550	1,618,952
Entergy Arkansas, Inc.	4.95%	12/15/2044	775	812,269
FirstEnergy Transmission LLC†	4.35%	1/15/2025	1,000	1,027,920
National Fuel Gas Co.	6.50%	4/15/2018	750	855,217
RJS Power Holdings LLC†	5.125%	7/15/2019	400	397,000
Trans-Allegheny Interstate Line Co.†	3.85%	6/1/2025	1,000	1,019,009
Total				10,247,252

Electronics 1.55%
Flextronics International Ltd.	5.00%	2/15/2023	475	486,875
Freescale Semiconductor, Inc.	10.75%	8/1/2020	2,000	2,190,000
Jabil Circuit, Inc.	4.70%	9/15/2022	900	900,000
KLA-Tencor Corp.	4.65%	11/1/2024	5,125	5,315,876
Micron Technology, Inc.†	5.50%	2/1/2025	1,000	1,012,500
Motorola Solutions, Inc.	3.50%	9/1/2021	1,100	1,101,654
Sensata Technologies BV (Netherlands)†(a)	6.50%	5/15/2019	350	364,875
Trimble Navigation Ltd.	4.75%	12/1/2024	2,700	2,771,744
Total				14,143,524

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy: Exploration & Production 5.49%
Antero Resources Finance Corp.	5.375%	11/1/2021	$1,250	$1,214,063
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.	7.75%	1/15/2021	2,200	1,606,000
Berry Petroleum Co. LLC	6.75%	11/1/2020	1,625	1,308,125
Bill Barrett Corp.	7.00%	10/15/2022	225	182,250
California Resources Corp.†	5.50%	9/15/2021	1,925	1,655,500
Carrizo Oil & Gas, Inc.†	7.50%	9/15/2020	675	651,375
Chaparral Energy, Inc.	8.25%	9/1/2021	2,950	2,035,500
Chesapeake Energy Corp.	4.875%	4/15/2022	975	953,063
Concho Resources, Inc.	5.50%	4/1/2023	3,175	3,205,797
Concho Resources, Inc.	7.00%	1/15/2021	1,000	1,052,500
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	3,000	2,827,500
Diamondback Energy, Inc.	7.625%	10/1/2021	2,375	2,330,469
EXCO Resources, Inc.	7.50%	9/15/2018	625	480,859
Gulfport Energy Corp.†	7.75%	11/1/2020	900	884,250
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	1,625	1,432,031
Kodiak Oil & Gas Corp.	5.50%	1/15/2021	1,500	1,511,250
Kosmos Energy Ltd.†	7.875%	8/1/2021	1,175	1,004,625
Laredo Petroleum, Inc.	5.625%	1/15/2022	550	484,000
Legacy Reserves LP/Legacy Reserves Finance Corp.	6.625%	12/1/2021	1,200	990,000
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020	1,700	1,419,500
MEG Energy Corp. (Canada)†(a)	6.375%	1/30/2023	1,200	1,077,000
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	1,900	1,743,250
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	1,475	1,342,250
Memorial Resource Development Corp.†	5.875%	7/1/2022	1,525	1,383,937
Newfield Exploration Co.	5.625%	7/1/2024	3,575	3,554,891
Newfield Exploration Co.	6.875%	2/1/2020	1,725	1,759,500
Oasis Petroleum, Inc.	6.50%	11/1/2021	1,000	915,000
Oasis Petroleum, Inc.	7.25%	2/1/2019	1,650	1,592,250
Parsley Energy LLC/Parsley Finance Corp.†	7.50%	2/15/2022	900	857,250
PDC Energy, Inc.	7.75%	10/15/2022	1,550	1,480,250
Penn Virginia Corp.	8.50%	5/1/2020	950	764,750
QEP Resources, Inc.	6.80%	3/1/2020	400	416,000
Rice Energy, Inc.†	6.25%	5/1/2022	1,500	1,402,500
Rosetta Resources, Inc.	5.875%	6/1/2022	425	386,750
Seven Generations Energy Ltd. (Canada)†(a)	8.25%	5/15/2020	1,375	1,326,875
SM Energy Co.	6.50%	11/15/2021	999	974,025
SM Energy Co.	6.50%	1/1/2023	245	236,425

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Energy: Exploration & Production (continued)
Triangle USA Petroleum Corp.†	6.75%	7/15/2022	$1,300	$864,500
W&T Offshore, Inc.	8.50%	6/15/2019	1,275	841,500
Total				50,147,560

Environmental 0.27%
Clean Harbors, Inc.	5.25%	8/1/2020	1,075	1,085,750
Covanta Holding Corp.	5.875%	3/1/2024	1,375	1,405,938
Total				2,491,688

Food & Drug Retailers 1.24%
New Albertson’s, Inc.	7.45%	8/1/2029	500	450,000
New Albertson’s, Inc.	7.75%	6/15/2026	1,500	1,350,000
Rite Aid Corp.†	6.875%	12/15/2028	600	615,000
Rite Aid Corp.	7.70%	2/15/2027	3,250	3,558,750
Tops Holding Corp./Tops Markets LLC	8.875%	12/15/2017	1,350	1,383,750
Tops Holding II Corp.	8.75%	6/15/2018	1,275	1,230,375
Walgreens Boots Alliance, Inc.	3.30%	11/18/2021	1,100	1,109,308
Walgreens Boots Alliance, Inc.	3.80%	11/18/2024	1,550	1,584,018
Total				11,281,201

Food: Wholesale 1.61%
B&G Foods, Inc.	4.625%	6/1/2021	1,900	1,861,715
Bumble Bee Holdco SCA PIK (Luxembourg)†(a)	9.625%	3/15/2018	400	419,000
Diamond Foods, Inc.†	7.00%	3/15/2019	1,500	1,541,250
ESAL GmbH (Austria)†(a)	6.25%	2/5/2023	600	571,500
H.J. Heinz Co.	4.25%	10/15/2020	1,200	1,215,000
JBS USA LLC/JBS USA Finance, Inc.†	5.875%	7/15/2024	1,300	1,280,500
Land O’Lakes, Inc.†	6.00%	11/15/2022	1,075	1,155,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	4.875%	5/1/2021	750	733,125
Shearer’s Foods LLC/Chip Finance Corp.†	9.00%	11/1/2019	1,000	1,095,000
Smithfield Foods, Inc.	6.625%	8/15/2022	825	866,250
WhiteWave Foods Co. (The)	5.375%	10/1/2022	3,870	3,995,775
Total				14,734,740

Forestry/Paper 0.27%
Cascades, Inc. (Canada)†(a)	5.50%	7/15/2022	1,700	1,697,875
Millar Western Forest Products Ltd. (Canada)(a)	8.50%	4/1/2021	700	728,000
Total				2,425,875

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gaming 1.69%
Caesar’s Growth Properties Holdings LLC/Caesar’s Growth Properties Finance, Inc.†	9.375%	5/1/2022	$525	$464,625
CCM Merger, Inc.†	9.125%	5/1/2019	1,000	1,055,000
Graton Economic Development Authority†	9.625%	9/1/2019	2,050	2,249,875
MCE Finance Ltd. (Macao)†(a)	5.00%	2/15/2021	1,950	1,833,000
MGM Resorts International	6.00%	3/15/2023	1,350	1,363,500
Mohegan Tribal Gaming Authority	9.75%	9/1/2021	800	820,000
MTR Gaming Group, Inc.	11.50%	8/1/2019	725	788,438
Pinnacle Entertainment, Inc.	6.375%	8/1/2021	1,650	1,707,750
Pinnacle Entertainment, Inc.	7.75%	4/1/2022	750	783,750
River Rock Entertainment Authority (The)(c)	9.00%	11/1/2018	431	43,100
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	868	924,420
Scientific Games International, Inc.†	7.00%	1/1/2022	650	661,375
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	2,000	1,830,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75%	8/15/2020	850	909,695
Total				15,434,528

Gas Distribution 4.21%
Access Midstream Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	650	693,875
Energy Transfer Equity LP	5.875%	1/15/2024	900	918,000
Energy Transfer Partners LP	5.20%	2/1/2022	875	937,208
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.625%	6/15/2020	1,148	1,156,610
Hiland Partners LP/Hiland Partners Finance Corp.†	5.50%	5/15/2022	225	198,563
Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	1,326	1,266,330
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	1,400	1,523,929
Kinder Morgan, Inc.†	5.00%	2/15/2021	1,250	1,302,129
Kinder Morgan, Inc.	5.30%	12/1/2034	775	789,052
Kinder Morgan, Inc.	6.50%	9/15/2020	1,500	1,699,278
Kinder Morgan, Inc.	8.05%	10/15/2030	3,050	3,754,239
LBC Tank Terminals Holding Netherlands BV (Belgium)†(a)	6.875%	5/15/2023	800	808,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	5.50%	2/15/2023	1,150	1,170,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25%	6/15/2022	260	270,400

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Gas Distribution (continued)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.75%	11/1/2020	$900	$940,500
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	1,550	1,705,000
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	460	523,151
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	600	728,831
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	1,050	1,052,625
Rockies Express Pipeline LLC†	6.875%	4/15/2040	1,800	1,930,500
Rose Rock Midstream LP/Rose Rock Finance Corp.	5.625%	7/15/2022	240	225,600
Sabine Pass Liquefaction LLC	5.625%	2/1/2021	950	938,125
Sabine Pass Liquefaction LLC	5.75%	5/15/2024	3,350	3,303,937
SemGroup Corp.	7.50%	6/15/2021	550	552,750
Southeast Supply Header LLC†	4.25%	6/15/2024	1,450	1,472,223
Southern Star Central Corp.†	5.125%	7/15/2022	910	919,100
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	5.25%	5/1/2023	800	776,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	5.50%	10/15/2019	700	696,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	5.875%	10/1/2020	939	946,043
Tesoro Logistics LP/Tesoro Logistics Finance Corp.	6.125%	10/15/2021	1,300	1,303,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.†	6.25%	10/15/2022	1,275	1,278,187
Transportadora de Gas del Peru SA (Peru)†(a)	4.25%	4/30/2028	925	897,250
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.70%	3/20/2022	1,700	1,793,330
Total				38,470,640

Health Facilities 4.07%
Amsurg Corp.	5.625%	11/30/2020	2,325	2,388,937
Amsurg Corp.†	5.625%	7/15/2022	675	695,250
CHS/Community Health Systems, Inc.	6.875%	2/1/2022	1,000	1,064,375
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	4,000	4,280,000
DaVita HealthCare Partners, Inc.	5.75%	8/15/2022	2,750	2,925,312
Dignity Health	3.812%	11/1/2024	1,175	1,213,193
HCA Holdings, Inc.	7.75%	5/15/2021	3,000	3,202,500
HCA, Inc.	4.25%	10/15/2019	775	787,594
HCA, Inc.	6.50%	2/15/2020	1,025	1,151,075
HCA, Inc.	7.50%	2/15/2022	3,250	3,721,250
HCA, Inc.	7.58%	9/15/2025	294	330,750
HCA, Inc.	7.69%	6/15/2025	1,165	1,316,450
HealthSouth Corp.	8.125%	2/15/2020	1,600	1,680,000

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Facilities (continued)
Kindred Escrow Corp. II†	8.00%	1/15/2020	$675	$720,563
Kindred Healthcare, Inc.†	6.375%	4/15/2022	1,325	1,268,688
LifePoint Hospitals, Inc.	5.50%	12/1/2021	1,250	1,284,375
MPT Operating Partnership LP/MPT Finance Corp.	5.50%	5/1/2024	475	497,563
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	750	784,230
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	1,300	1,387,750
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	900	958,500
Select Medical Corp.	6.375%	6/1/2021	485	494,700
Tenet Healthcare Corp.	8.125%	4/1/2022	4,450	4,984,000
Total				37,137,055

Health Services 0.58%
Catamaran Corp.	4.75%	3/15/2021	900	902,250
Envision Healthcare Corp.†	5.125%	7/1/2022	775	771,125
Omnicare, Inc.	4.75%	12/1/2022	675	686,813
Omnicare, Inc.	5.00%	12/1/2024	450	463,500
STHI Holding Corp.†	8.00%	3/15/2018	1,000	1,046,250
Truven Health Analytics, Inc.	10.625%	6/1/2020	1,450	1,421,000
Total				5,290,938

Hotels 0.82%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	5.625%	10/15/2021	1,950	2,047,500
Host Hotels & Resorts LP	5.25%	3/15/2022	1,500	1,639,366
Playa Resorts Holding BV (Netherlands)†(a)	8.00%	8/15/2020	1,400	1,403,500
RHP Hotel Properties LP/RHP Finance Corp.	5.00%	4/15/2021	800	800,000
Wyndham Worldwide Corp.	3.90%	3/1/2023	1,625	1,606,056
Total				7,496,422

Insurance Brokerage 0.12%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC†	7.875%	12/15/2020	1,050	1,076,250

Integrated Energy 0.29%
Alta Wind Holdings LLC†	7.00%	6/30/2035	526	598,311
Rio Oil Finance Trust Series 2014-1†	6.25%	7/6/2024	1,700	1,627,888
Statoil ASA (Norway)(a)	2.75%	11/10/2021	375	376,698
Total				2,602,897

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Investments & Miscellaneous Financial Services 0.75%
Affiliated Managers Group, Inc.	4.25%	2/15/2024	$1,250	$1,304,790
FMR LLC†	5.35%	11/15/2021	800	914,508
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.625%	3/15/2020	425	446,250
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	2,725	2,881,687
SUAM Finance BV (Curacao)†(a)	4.875%	4/17/2024	1,300	1,303,250
Total				6,850,485

Life Insurance 0.64%
American Equity Investment Life Holding Co.	6.625%	7/15/2021	1,125	1,198,125
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	1,775	1,986,065
TIAA Asset Management Finance Co. LLC†	4.125%	11/1/2024	2,575	2,643,181
Total				5,827,371

Machinery 1.09%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	825	872,437
CNH Industrial Capital LLC†	3.375%	7/15/2019	950	912,000
Flowserve Corp.	3.50%	9/15/2022	185	185,380
Gardner Denver, Inc.†	6.875%	8/15/2021	1,756	1,694,540
Manitowoc Co., Inc. (The)	8.50%	11/1/2020	1,750	1,898,750
Mcron Finance Sub LLC/Mcron Finance Corp.†	8.375%	5/15/2019	1,600	1,704,000
Milacron LLC/Mcron Finance Corp.†	7.75%	2/15/2021	500	512,500
Steelcase, Inc.	6.375%	2/15/2021	1,000	1,155,751
Waterjet Holdings, Inc.†	7.625%	2/1/2020	1,000	1,032,500
Total				9,967,858

Managed Care 0.42%
Centene Corp.	4.75%	5/15/2022	700	702,625
Centene Corp.	5.75%	6/1/2017	1,400	1,491,000
MPH Acquisition Holdings LLC†	6.625%	4/1/2022	1,625	1,665,625
Total				3,859,250

Media: Content 0.96%
AMC Networks, Inc.	4.75%	12/15/2022	1,800	1,755,000
AMC Networks, Inc.	7.75%	7/15/2021	2,200	2,365,000
iHeartCommunications, Inc.	9.00%	12/15/2019	2,100	2,076,375
iHeartCommunications, Inc.	11.25%	3/1/2021	1,600	1,654,000
Univision Communications, Inc.†	8.50%	5/15/2021	850	909,500
Total				8,759,875

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Media: Diversified 0.37%
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	$400	$411,000
Netflix, Inc.	5.375%	2/1/2021	2,800	2,926,000
Total				3,337,000

Medical Products 1.96%
Becton Dickinson & Co.	3.734%	12/15/2024	800	825,331
Biomet, Inc.	6.50%	8/1/2020	3,400	3,646,500
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	975	1,062,750
Grifols Worldwide Operations Ltd. (Ireland)†(a)	5.25%	4/1/2022	1,800	1,845,360
Kinetic Concepts, Inc./KCI USA, Inc.	10.50%	11/1/2018	650	708,500
Kinetic Concepts, Inc./KCI USA, Inc.	12.50%	11/1/2019	825	915,750
Mallinckrodt International Finance SA (Luxembourg)(a)	4.75%	4/15/2023	2,025	1,949,063
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg)†(a)	5.75%	8/1/2022	2,525	2,597,594
Medtronic, Inc.†	3.15%	3/15/2022	2,300	2,332,885
Medtronic, Inc.†	4.375%	3/15/2035	1,900	2,022,472
Total				17,906,205

Metals/Mining (Excluding Steel) 1.04%
Alcoa, Inc.	5.125%	10/1/2024	1,725	1,831,550
Aleris International, Inc.	7.875%	11/1/2020	850	850,000
ALROSA Finance SA (Luxembourg)†(a)	7.75%	11/3/2020	1,675	1,591,250
Century Aluminum Co.†	7.50%	6/1/2021	575	592,250
Imperial Metals Corp. (Canada)†(a)	7.00%	3/15/2019	800	740,000
Kissner Milling Co. Ltd. (Canada)†(a)	7.25%	6/1/2019	875	877,188
Mirabela Nickel Ltd. (Australia)(a)	1.00%	9/16/2044	15	1
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Ireland)(a)	4.375%	4/30/2018	850	790,500
New Gold, Inc. (Canada)†(a)	6.25%	11/15/2022	225	221,625
Peabody Energy Corp.	6.50%	9/15/2020	1,470	1,282,575
Thompson Creek Metals Co., Inc.	7.375%	6/1/2018	890	734,250
Total				9,511,189

Oil Field Equipment & Services 0.83%
Dresser-Rand Group, Inc.	6.50%	5/1/2021	1,250	1,350,000
Gulfmark Offshore, Inc.	6.375%	3/15/2022	1,365	1,030,575
Hornbeck Offshore Services, Inc.	5.875%	4/1/2020	1,875	1,678,125
Oceaneering International, Inc.	4.65%	11/15/2024	2,250	2,207,396
Precision Drilling Corp. (Canada)(a)	6.50%	12/15/2021	100	85,750

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil Field Equipment & Services (continued)
SEACOR Holdings, Inc.	7.375%	10/1/2019	$635	$668,338
Seventy Seven Energy, Inc.	6.50%	7/15/2022	1,000	590,000
Total				7,610,184

Oil Refining & Marketing 0.14%
Northern Tier Energy LLC/Northern Tier Finance Corp.	7.125%	11/15/2020	250	253,750
Tesoro Corp.	5.125%	4/1/2024	1,000	993,750
Total				1,247,500

Packaging 2.48%
AEP Industries, Inc.	8.25%	4/15/2019	1,800	1,827,000
Ball Corp.	4.00%	11/15/2023	3,475	3,370,750
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	2,250	2,497,500
Graphic Packaging International, Inc.	4.75%	4/15/2021	900	911,250
Graphic Packaging International, Inc.	4.875%	11/15/2022	375	377,813
Pactiv LLC	7.95%	12/15/2025	825	833,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	1,000	1,030,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.25%	2/15/2021	1,875	1,931,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	5,000	5,125,000
Sealed Air Corp.†	4.875%	12/1/2022	800	796,000
Sealed Air Corp.†	5.125%	12/1/2024	150	151,875
Sealed Air Corp.†	6.875%	7/15/2033	2,425	2,491,687
Sealed Air Corp.†	8.375%	9/15/2021	1,175	1,318,937
Total				22,662,312

Personal & Household Products 0.58%
American Greetings Corp.	7.375%	12/1/2021	775	813,750
Avon Products, Inc.	4.60%	3/15/2020	575	524,688
Avon Products, Inc.	5.00%	3/15/2023	850	762,875
Elizabeth Arden, Inc.	7.375%	3/15/2021	2,500	2,306,250
Serta Simmons Holdings LLC†	8.125%	10/1/2020	850	903,125
Total				5,310,688

Pharmaceuticals 2.11%
Bayer US Finance LLC†	3.375%	10/8/2024	2,000	2,039,360
Capsugel SA PIK (Luxembourg)†(a)	7.00%	5/15/2019	500	505,938
Gilead Sciences, Inc.	3.50%	2/1/2025	1,650	1,697,073

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Pharmaceuticals (continued)
JLL/Delta Dutch Newco BV (Netherlands)†(a)	7.50%	2/1/2022	$1,600	$1,630,000
Par Pharmaceutical Cos., Inc.	7.375%	10/15/2020	2,225	2,336,250
Perrigo Finance plc (Ireland)(a)	4.90%	12/15/2044	850	904,320
Roche Holdings, Inc.†	2.875%	9/29/2021	1,950	1,977,308
Salix Pharmaceuticals Ltd.†	6.00%	1/15/2021	1,525	1,559,312
Valeant Pharmaceuticals International, Inc.†	5.625%	12/1/2021	750	757,500
Valeant Pharmaceuticals International, Inc.†	6.375%	10/15/2020	4,275	4,483,406
Zoetis, Inc.	3.25%	2/1/2023	1,375	1,358,725
Total				19,249,192

Property & Casualty 0.23%
Liberty Mutual Group, Inc.†	7.80%	3/15/2037	1,750	2,056,250

Rail 0.25%
China Railway Resources Huitung Ltd. (Hong Kong)(a)	3.85%	2/5/2023	925	923,403
Florida East Coast Holdings Corp.†	6.75%	5/1/2019	450	446,625
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	900	895,500
Total				2,265,528

Real Estate Development & Management 0.18%
CBRE Services, Inc.	5.00%	3/15/2023	900	924,210
CBRE Services, Inc.	5.25%	3/15/2025	725	741,313
Total				1,665,523

Real Estate Investment Trusts 0.38%
DDR Corp.	7.875%	9/1/2020	790	975,432
Federal Realty Investment Trust	3.00%	8/1/2022	750	749,111
Goodman Funding Pty Ltd. (Australia)†(a)	6.00%	3/22/2022	775	884,558
Washington Real Estate Investment Trust	3.95%	10/15/2022	875	876,770
Total				3,485,871

Recreation & Travel 0.49%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	5.25%	3/15/2021	1,250	1,262,500
NCL Corp. Ltd.†	5.25%	11/15/2019	650	658,125
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	2,250	2,542,500
Total				4,463,125

Restaurants 0.26%
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	1,300	1,303,250
Ruby Tuesday, Inc.	7.625%	5/15/2020	100	98,500

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Restaurants (continued)
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	$975	$970,125
Total				2,371,875

Software/Services 3.18%
Alibaba Group Holding Ltd. (China)†(a)	3.125%	11/28/2021	1,950	1,929,519
Alibaba Group Holding Ltd. (China)†(a)	3.60%	11/28/2024	1,825	1,813,855
Alliance Data Systems Corp.†	6.375%	4/1/2020	4,500	4,618,125
Ceridian HCM Holding, Inc.†	11.00%	3/15/2021	1,400	1,536,724
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022	1,000	1,024,595
First Data Corp.†	8.25%	1/15/2021	5,375	5,778,125
First Data Corp.	11.25%	1/15/2021	893	1,015,788
iGATE Corp.	4.75%	4/15/2019	825	829,125
MasterCard, Inc.	3.375%	4/1/2024	1,300	1,337,036
MSCI, Inc.†	5.25%	11/15/2024	750	778,125
Sophia LP/Sophia Finance, Inc.†	9.75%	1/15/2019	1,250	1,339,062
SRA International, Inc.	11.00%	10/1/2019	1,750	1,868,125
SunGard Data Systems, Inc.	6.625%	11/1/2019	2,500	2,537,500
Syniverse Holdings, Inc.	9.125%	1/15/2019	1,250	1,309,375
VeriSign, Inc.	4.625%	5/1/2023	1,350	1,329,750
Total				29,044,829

Specialty Retail 1.69%
Brookstone Co., Inc.†(c)	13.00%	10/15/2014	317	692
Brookstone Holdings Corp. PIK	10.00%	7/7/2021	35	34,792
Chinos Intermediate Holdings Class A, Inc. PIK†	7.75%	5/1/2019	950	843,125
Claire’s Stores, Inc.(h)	8.875%	3/15/2019	2,200	1,793,000
Claire’s Stores, Inc.†	9.00%	3/15/2019	450	445,500
CST Brands, Inc.	5.00%	5/1/2023	1,425	1,446,375
DBP Holding Corp.†	7.75%	10/15/2020	885	761,100
Men’s Wearhouse, Inc. (The)†	7.00%	7/1/2022	875	903,437
Neiman Marcus Group Ltd. LLC†	8.00%	10/15/2021	2,250	2,390,625
Perry Ellis International, Inc.	7.875%	4/1/2019	1,800	1,854,000
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	1,250	1,271,875
Sally Holdings LLC/Sally Capital, Inc.	5.50%	11/1/2023	525	549,938
Sally Holdings LLC/Sally Capital, Inc.	5.75%	6/1/2022	975	1,026,187
Springs Industries, Inc.	6.25%	6/1/2021	525	525,000
William Carter Co. (The)	5.25%	8/15/2021	1,500	1,552,500
Total				15,398,146

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Steel Producers/Products 0.75%
Allegheny Technologies, Inc.	9.375%	6/1/2019	$800	$931,607
ArcelorMittal (Luxembourg)(a)	5.75%	8/5/2020	4,000	4,165,000
Steel Dynamics, Inc.†	5.125%	10/1/2021	1,150	1,171,562
Steel Dynamics, Inc.†	5.50%	10/1/2024	575	590,813
Total				6,858,982

Support: Services 2.03%
APX Group, Inc.	6.375%	12/1/2019	925	890,313
Audatex North America, Inc.†	6.00%	6/15/2021	800	828,000
BlueLine Rental Finance Corp.†	7.00%	2/1/2019	850	873,375
Cleveland Clinic Foundation (The)	4.858%		1,100	1,136,467
Compiler Finance Sub, Inc.†	7.00%	5/1/2021	1,455	1,258,575
Expedia, Inc.	4.50%	8/15/2024	1,150	1,163,488
FTI Consulting, Inc.	6.00%	11/15/2022	1,325	1,361,437
FTI Consulting, Inc.	6.75%	10/1/2020	1,370	1,441,925
Hertz Corp. (The)	5.875%	10/15/2020	250	253,125
IHS, Inc.†	5.00%	11/1/2022	2,150	2,139,250
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	850	794,750
Light Tower Rentals, Inc.†	8.125%	8/1/2019	975	762,938
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	700	714,000
Sotheby’s†	5.25%	10/1/2022	1,500	1,425,000
United Rentals North America, Inc.	5.75%	11/15/2024	1,225	1,264,813
United Rentals North America, Inc.	7.625%	4/15/2022	1,750	1,932,875
United Rentals North America, Inc.	8.25%	2/1/2021	250	273,750
Total				18,514,081

Technology Hardware & Equipment 0.74%
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	1,425	1,430,344
CommScope, Inc.†	5.50%	6/15/2024	1,500	1,485,000
Dell, Inc.	7.10%	4/15/2028	100	106,500
Denali Borrower LLC/Denali Finance Corp.†	5.625%	10/15/2020	875	912,625
NCR Corp.	6.375%	12/15/2023	1,350	1,410,750
Seagate HDD Cayman	4.75%	6/1/2023	1,400	1,456,623
Total				6,801,842

Telecommunications: Wireline Integrated & Services 0.89%
Columbus International, Inc. (Barbados)†(a)	7.375%	3/30/2021	975	1,017,656
Consolidated Communications, Inc.†	6.50%	10/1/2022	850	854,250
Dycom Investments, Inc.	7.125%	1/15/2021	1,670	1,761,850

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Telecommunications: Wireline Integrated & Services (continued)
Equinix, Inc.	4.875%	4/1/2020	$2,000	$2,000,000
Frontier Communications Corp.	7.625%	4/15/2024	700	724,500
Frontier Communications Corp.	9.25%	7/1/2021	700	811,125
Sable International Finance Ltd.†	8.75%	2/1/2020	900	981,000
Total				8,150,381

Telecommunications: Satellite 0.98%
Hughes Satellite Systems Corp.	7.625%	6/15/2021	2,500	2,762,500
Inmarsat Finance plc (United Kingdom)†(a)	4.875%	5/15/2022	1,775	1,761,688
Intelsat Luxembourg SA (Luxembourg)(a)	7.75%	6/1/2021	3,450	3,471,562
Intelsat Luxembourg SA (Luxembourg)(a)	8.125%	6/1/2023	975	999,375
Total				8,995,125

Telecommunications: Wireless 3.01%
American Tower Corp.	4.70%	3/15/2022	2,700	2,835,246
CC Holdings GS V LLC/Crown Castle GS III Corp.	3.849%	4/15/2023	665	661,714
Clearwire Communications LLC/Clearwire Finance, Inc.†	14.75%	12/1/2016	1,175	1,415,875
Comcel Trust†	6.875%	2/6/2024	1,625	1,706,250
Crown Castle International Corp.	5.25%	1/15/2023	2,000	2,050,000
Digicel Group Ltd. (Jamaica)†(a)	7.125%	4/1/2022	1,000	932,500
Digicel Group Ltd. (Jamaica)†(a)	8.25%	9/30/2020	1,200	1,170,000
Digicel Ltd. (Jamaica)†(a)	7.00%	2/15/2020	1,750	1,739,500
Millicom International Cellular SA (Luxembourg)†(a)	4.75%	5/22/2020	500	473,750
SBA Communications Corp.†	4.875%	7/15/2022	750	723,750
SBA Telecommunications, Inc.	5.75%	7/15/2020	1,750	1,789,900
Sprint Capital Corp.	6.90%	5/1/2019	1,150	1,178,750
T-Mobile USA, Inc.	6.50%	1/15/2024	4,000	4,110,000
T-Mobile USA, Inc.	6.542%	4/28/2020	2,750	2,849,687
T-Mobile USA, Inc.	6.625%	11/15/2020	1,000	1,021,250
VimpelCom Holdings BV (Netherlands)†(a)	5.95%	2/13/2023	250	192,375
Wind Acquisition Finance SA (Italy)†(a)	7.375%	4/23/2021	2,750	2,602,325
Total				27,452,872

Theaters & Entertainment 0.67%
Activision Blizzard, Inc.†	5.625%	9/15/2021	2,200	2,315,500
Activision Blizzard, Inc.†	6.125%	9/15/2023	2,300	2,484,000
Regal Entertainment Group	5.75%	3/15/2022	1,350	1,296,000
Total				6,095,500

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Tobacco 0.26%
Altria Group, Inc.	2.625%		1/14/2020	$2,325	$2,334,437

Transportation: Infrastructure/Services 0.20%
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.875%		8/12/2020	850	915,025
XPO Logistics, Inc.†	7.875%		9/1/2019	850	892,500
Total					1,807,525
Total High Yield Corporate Bonds (cost $656,733,674)					655,681,114

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.25%
BB-UBS Trust 2012-SHOW E†	4.026%	#	11/5/2036	1,825	1,773,499
Citigroup Commercial Mortgage Trust 2014-GC25 B	4.345%		10/10/2047	550	575,638
Citigroup Commercial Mortgage Trust 2014-GC25 C	4.534%	#	10/10/2047	625	640,038
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	1,175	1,180,954
Commercial Mortgage Pass-Through Certificates 2014-CR20 C	4.508%	#	11/10/2047	800	817,981
Commercial Mortgage Pass-Through Certificates 2014-CR20 XB IO†	0.177%		11/10/2047	10,550	121,747
Commercial Mortgage Pass-Through Certificates 2014-CR20 XC IO†	1.436%		11/10/2047	775	85,226
Commercial Mortgage Pass-Through Certificates 2014-CR21 XB IO†	0.044%	#	12/10/2047	6,550	44,402
Commercial Mortgage Pass-Through Certificates 2014-CR21 XC IO†	0.50%	#	12/10/2047	3,150	120,867
Commercial Mortgage Pass-Through Certificates 2014-UBS5 C	4.613%	#	9/10/2047	600	625,854
Commercial Mortgage Pass-Through Certificates 2014-UBS6 B	4.349%	#	12/10/2047	675	704,410
Commercial Mortgage Pass-Through Certificates 2014-UBS6 C	4.467%	#	12/10/2047	1,150	1,146,674
Commercial Mortgage Pass-Through Certificates 2014-UBS6 XA IO	1.087%	#	12/10/2047	12,925	927,821
DBUBS Mortgage Trust 2011-LC2A D†	5.458%	#	7/10/2044	625	663,592
GS Mortgage Securities Trust	4.511%		11/10/2047	475	432,340
GS Mortgage Securities Trust 2014-GC26 C	4.511%	#	11/10/2047	300	309,189
Impact Funding LLC IO	0.342%		8/25/2047	2,000	71,259
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XB1 IO	0.312%	#	11/15/2047	5,950	165,696

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 D†	3.927%	#	1/15/2048	$1,500	$1,279,885
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XB IO	0.476%	#	1/15/2048	5,275	214,215
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XD IO†	0.50%	#	1/15/2048	4,200	160,860
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10 C	4.083%	#	7/15/2046	475	484,447
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 C	4.071%	#	5/15/2046	550	559,925
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 C	4.00%		12/15/2047	875	848,496
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC1†	3.989%		12/15/2046	775	771,852
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC2†	4.384%		12/15/2046	1,625	1,646,686
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNC4†	4.75%		12/15/2046	750	708,173
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 LNCX IO†	0.602%		12/15/2046	4,025	196,823
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 XC IO†	0.442%	#	12/15/2047	8,525	344,576
Motel 6 Trust 2012-MTL6 D†	3.781%		10/5/2025	1,475	1,461,976
Wells Fargo Commercial Mortgage Trust 2014-LC18 C	4.193%	#	12/15/2047	400	400,845
Wells Fargo Commercial Mortgage Trust 2014-LC18 XA IO	1.216%	#	12/15/2047	6,725	557,365
Wells Fargo Commercial Mortgage Trust 2014-LC18 XB IO	0.396%	#	12/15/2047	6,575	233,074
WF-RBS Commercial Mortgage Trust 2014-C25 C	4.326%	#	11/15/2047	275	280,359
Total Non-Agency Commercial Mortgage-Backed Securities (cost $20,370,770)					20,556,744

	Dividend			Shares
	Rate			(000)

PREFERRED STOCK 0.11%

Banking
Texas Capital Bancshares, Inc. (cost $1,000,000)	6.50%			40	970,800

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
U.S. TREASURY OBLIGATION 0.60%
U.S. Treasury Note (cost $5,435,098)	3.625%	8/15/2019	$5,000	$5,455,080

	Exercise	Expiration	Shares
	Price	Date	(000)
WARRANT 0.01%

Auto Parts & Equipment
Cooper-Standard Holdings, Inc.* (cost $24,655)	$27.33	11/27/2017	3	79,953
Total Long-Term Investments (cost $897,432,286)				905,541,455

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
SHORT-TERM INVESTMENT 4.23%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $39,215,000 of U.S. Treasury Note at 0.625% due 7/15/2016; value: $39,411,075; proceeds: $38,637,241 (cost $38,637,241)			$38,637	38,637,241
Total Investments in Securities 103.40% (cost $936,069,527)				944,178,696
Liabilities in Excess of Cash, Foreign Cash and Other Assets(i) (3.40%)				(31,070,299)
Net Assets 100.00%				$913,108,397

AUD	Australian dollar.
CAD	Canadian dollar.
COP	Colombian peso.
EUR	euro.
GBP	British pound.
ADR	American Depositary Receipt.
IO	Interest Only.
PIK	Payment-in-kind.
Unit	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2014.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Defaulted security.

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2014

(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2014.
(e)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Debenture pays interest at an annual fixed rate of 8.00% through June 15, 2020. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 6.405%% through December 29, 2049. This debenture is subject to full redemption at the option of the issuer any time prior to December 29, 2049.
(h)	Security has been fully or partially segregated for open reverse repurchase agreements as of December 31, 2014 (See Note 2(k)).
(i)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation (depreciation) on open forward foreign currency exchange contracts, futures contracts and reverse repurchase agreements, as follows:

Open Forward Foreign Currency Exchange Contracts at December 31, 2014:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Buy	J.P. Morgan	1/20/2015	50,000	$77,558	$77,921	$363
British pound	Sell	Barclays Bank plc	1/20/2015	225,000	360,556	350,644	9,912
British pound	Sell	Goldman Sachs	1/20/2015	625,000	1,012,976	974,011	38,965
British pound	Sell	Goldman Sachs	1/20/2015	255,000	416,239	397,396	18,843
British pound	Sell	J.P. Morgan	1/20/2015	195,000	313,451	303,891	9,560
British pound	Sell	Morgan Stanley	1/20/2015	130,000	209,669	202,594	7,075
British pound	Sell	Morgan Stanley	1/20/2015	205,000	322,761	319,476	3,285
British pound	Sell	Morgan Stanley	1/20/2015	200,000	320,790	311,683	9,107
British pound	Sell	Morgan Stanley	1/20/2015	200,000	318,730	311,683	7,047
Canadian dollar	Sell	Bank of America	2/17/2015	517,000	453,151	444,551	8,600
Canadian dollar	Sell	Bank of America	2/17/2015	214,000	187,896	184,011	3,885
Canadian dollar	Sell	Goldman Sachs	2/17/2015	135,000	117,810	116,082	1,728
Canadian dollar	Sell	Goldman Sachs	2/17/2015	20,000	17,453	17,197	256
Canadian dollar	Sell	Morgan Stanley	2/17/2015	315,000	274,958	270,858	4,100
euro	Sell	Bank of America	3/11/2015	85,000	106,382	102,916	3,466
euro	Sell	J.P. Morgan	3/11/2015	1,070,000	1,326,761	1,295,535	31,226
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$157,418

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
euro	Buy	Bank of America	3/11/2015	30,000	$36,488	$36,323	$(165)
Canadian dollar	Sell	Goldman Sachs	2/17/2015	1,235,000	1,060,902	1,061,935	(1,033)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,198)

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

Open Futures Contracts at December 31, 2014:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
U.S. 10-Year Treasury Note	March 2015	60	Short	$(7,607,813)	$52,616

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. 5-Year Treasury Note	March 2015	3	Short	$(356,789)	$(380)

Reverse Repurchase Agreement Payable as of December 31, 2014:

		Collateral
		Held by	Interest	Trade	Maturity	Fair
Counterparty	Principal	Counterparty	Rate(1)	Date	Date(2)	Value(3)
J.P. Morgan	$661,250	$1,000,000 principal, Claire’s Stores, Inc. at 8.875% due 3/15/2019, $815,000 fair value	(8.25)%	12/11/2014	On Demand	$655,469

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreements is presented net of interest receivable of $5,781.

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Common Stocks
Metals/Mining (Excluding Steel)	$–	$–	$60,616	$60,616
Remaining Industries	116,223,778	–	–	116,223,778
Convertible Bonds	–	14,441,799	–	14,441,799
Convertible Preferred Stocks
Electric: Integrated	2,804,786	–	–	2,804,786
Investments & Miscellaneous Financial Services(3)	–	632,400	–	632,400
Metals/Mining (Excluding Steel)	928,280	–	–	928,280
Rail	–	2,680,755	–	2,680,755
Floating Rate Loans(4)
Air Transportation	–	767,007	–	767,007
Cable & Satellite Television	–	1,007,660	–	1,007,660
Consumer/Commercial/Lease Financing	–	964,441	–	964,441
Electric: Generation	–	592,500	–	592,500
Electronics	–	4,671,474	–	4,671,474
Energy: Exploration & Production	–	2,695,124	–	2,695,124
Food: Wholesale	–	–	2,171,218	2,171,218
Health Facilities	–	1,934,273	–	1,934,273
Machinery	–	52,428	–	52,428
Packaging	–	1,549,094	–	1,549,094
Personal & Household Products	–	364,078	–	364,078
Pharmaceuticals	–	2,983,151	–	2,983,151
Recreation & Travel	–	928,625	–	928,625
Restaurants	–	–	895,506	895,506
Software/Services	–	998,500	1,520,902	2,519,402
Support: Services	–	3,502,416	836,688	4,339,104
Theaters & Entertainment	–	946,028	–	946,028
Foreign Bonds	–	5,447,468	–	5,447,468
Foreign Government Obligations	–	4,673,810	–	4,673,810
Government Sponsored Enterprises Pass-Throughs	–	45,522,959	–	45,522,959
High Yield Corporate Bonds
Banking	–	29,596,885	125	29,597,010
Metals/Mining (Excluding Steel)	–	9,511,188	1	9,511,189
Specialty Retail	–	15,362,662	35,484	15,398,146
Remaining Industries	–	601,174,769	–	601,174,769
Non-Agency Commercial Mortgage-Backed Securities	–	20,556,744	–	20,556,744
Preferred Stock	970,800	–	–	970,800
U.S. Treasury Obligation	–	5,455,080	–	5,455,080
Warrant	79,953	–	–	79,953
Repurchase Agreement	–	38,637,241	–	38,637,241
Total	$121,007,597	$817,650,559	$5,520,540	$944,178,696

38	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$157,418	$–	$157,418
Liabilities	–	(1,198)	–	(1,198)
Futures Contracts
Assets	52,616	–	–	52,616
Liabilities	(380)	–	–	(380)
Reverse Repurchase Agreement
Assets	–	–	–	–
Liabilities	–	(655,469)	–	(655,469)
Total	$52,236	$(499,249)	$–	$(477,013)

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierachy.
(3)	As of December 31, 2014, AMG Capital Trust II was categorized as Level 2 due to limited market activity resulting in observable input pricing. During the fiscal year ended December 31, 2014, $5,365,750 was transferred from Level 1 to Level 2.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Common	Floating	High Yield
Investment Type	Stock	Rate Loans	Corporate Bond
Balance as of January 1, 2014	$–	$2,011,382	$125
Accrued discounts/premiums	–	4,238	–
Realized gain (loss)	–	4,322	(1)
Change in unrealized appreciation/depreciation	(124,240)	(75,147)	(14,798)
Purchases	184,856	1,893,773	68,337
Sales	–	(2,310,255)	(18,053)
Net transfers in or out of Level 3	–	3,896,001	–
Balance as of December 31, 2014	$60,616	$5,424,314	$35,610

See Notes to Financial Statements.	39

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $936,069,527)	$944,178,696
Foreign cash, at value (cost $425,318)	421,386
Cash	66,625
Deposits with brokers for futures collateral	74,700
Receivables:
Interest and dividends	10,827,513
Investment securities sold	5,780,606
Capital shares sold	140,903
From advisor (See Note 3)	21,108
Unrealized appreciation on forward foreign currency exchange contracts	157,418
Prepaid expenses and other assets	5,645
Total assets	961,674,600
LIABILITIES:
Payables:
Investment securities purchased	46,183,268
Capital shares reacquired	493,040
Management fee	381,978
Directors’ fees	103,196
Fund administration	30,558
To broker	20,550
Variation margin	13,595
Reverse repurchase agreement payable, at fair value	655,469
Unrealized depreciation on forward foreign currency exchange contracts	1,198
Accrued expenses	683,351
Total liabilities	48,566,203
NET ASSETS	$913,108,397
COMPOSITION OF NET ASSETS:
Paid-in capital	$900,279,491
Undistributed net investment income	213,777
Accumulated net realized gain on investments, futures contracts and foreign currency related transactions	4,298,804
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	8,316,325
Net Assets	$913,108,397
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	76,828,563
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.89

40	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $3,424)	$1,955,563
Interest and other (net of foreign withholding taxes of $4,026)	44,888,122
Total investment income	46,843,685
Expenses:
Management fee	4,536,639
Non 12b-1 service fees	2,269,454
Shareholder servicing	988,249
Fund administration	362,931
Reports to shareholders	112,555
Professional	69,687
Directors’ fees	41,141
Custody	29,569
Other	43,382
Gross expenses	8,453,607
Expense reductions (See Note 9)	(766)
Management fee waived (See Note 3)	(286,890)
Net expenses	8,165,951
Net investment income	38,677,734
Net realized and unrealized gain (loss):
Net realized gain on investments, futures contracts and foreign currency related transactions	32,585,301
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(33,523,214)
Net realized and unrealized loss	(937,913)
Net Increase in Net Assets Resulting From Operations	$37,739,821

See Notes to Financial Statements.	41

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment income	$38,677,734	$40,412,713
Net realized gain on investments, futures contracts and foreign currency related transactions	32,585,301	20,523,010
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(33,523,214)	3,148,752
Net increase in net assets resulting from operations	37,739,821	64,084,475
Distributions to shareholders from:
Net investment income	(43,465,223)	(42,075,709)
Net realized gain	(24,258,874)	(16,764,101)
Total distributions to shareholders	(67,724,097)	(58,839,810)
Capital share transactions (See Note 13):
Proceeds from sales of shares	191,664,239	222,924,997
Reinvestment of distributions	67,724,096	58,839,810
Cost of shares reacquired	(177,425,759)	(199,604,610)
Net increase in net assets resulting from capital share transactions	81,962,576	82,160,197
Net increase in net assets	51,978,300	87,404,862
NET ASSETS:
Beginning of year	$861,130,097	$773,725,235
End of year	$913,108,397	$861,130,097
Undistributed (distributions in excess of) net investment income	$213,777	$(411,478)

42	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.31	$12.21	$11.64	$11.93	$11.28
Investment operations:
Net investment income(a)	.54	.62	.71	.73	.73
Net realized and unrealized gain (loss)	(.01)	.39	.74	(.21)	.66
Total from investment operations	.53	1.01	1.45	.52	1.39
Distributions to shareholders from:
Net investment income	(.61)	(.65)	(.72)	(.72)	(.74)
Net realized gain	(.34)	(.26)	(.16)	(.09)	–
Total distributions	(.95)	(.91)	(.88)	(.81)	(.74)
Net asset value, end of year	$11.89	$12.31	$12.21	$11.64	$11.93
Total Return(b)	4.35%	8.17%	12.53%	4.38%	12.31%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90%	.90%	.90%	.90%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90%	.90%	.90%	.90%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.93%	.93%	.93%	.93%	.94%
Net investment income	4.26%	4.89%	5.68%	5.92%	6.12%

Supplemental Data:
Net assets, end of year (000)	$913,108	$861,130	$773,725	$625,954	$544,995
Portfolio turnover rate	90.21%	49.59%	46.31%	33.43%	39.29%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	43

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

44

Notes to Financial Statements (continued)

values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

45

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

46

Notes to Financial Statements (continued)

(k)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(l)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2014, the Fund had the following unfunded loan commitment:

Security Name
Acadia Healthcare Co., Inc. Bridge Term Loan	$450,000

(m)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

47

Notes to Financial Statements (continued)

the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .90%. This agreement may be terminated only upon the approval of the Board.

48

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$45,882,170	$47,339,234
Net long-term capital gains	21,841,927	11,500,576
Total distributions paid	$67,724,097	$58,839,810

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$1,076,517
Undistributed long-term capital gains	5,541,865
Total undistributed earnings	6,618,382
Temporary differences	(103,195)
Unrealized gains – net	6,313,719
Total accumulated gains – net	$12,828,906

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$937,863,297
Gross unrealized gain	25,540,894
Gross unrealized loss	(19,225,495)
Net unrealized security gain	$6,315,399

49

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain
$5,412,744	$(5,412,744)

The permanent differences are primarily attributable to the tax treatment of premium amortization, certain distributions received, foreign currency transactions and principal paydown gains and losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$135,188,537	$743,980,788	$93,860,739	$700,937,502

*	Includes U.S. Government sponsored enterprises securities.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2014 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2014 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

50

Notes to Financial Statements (continued)

As of December 31, 2014, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	$–	$157,418
Futures Contracts(2)	52,616	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	$–	$1,198
Futures Contracts(2)	$380	–

(1)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(3)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended December 31, 2014, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$–	$198,130
Futures Contracts	(709,296)	–
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$–	$175,068
Futures Contracts	(406,421)	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$–	$4,007,494
Futures Contracts(4)	186	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2014.
(1)	Statement of Operations location: Net realized gain on investments, futures contracts and foreign currency related transactions.
(2)	Statement of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash

51

Notes to Financial Statements (continued)

collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$157,418	$–	$157,418
Repurchase Agreement	38,637,241	–	38,637,241
Total	$38,794,659	$–	$38,794,659

	Net Amounts of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$15,951	$(165)	$–	$–	$15,786
Barclays Bank plc	9,912	–	–	–	9,912
Fixed Income Clearing Corp.	38,637,241	–	–	(38,637,241)	–
Goldman Sachs	59,792	(1,033)	–	–	58,759
J.P. Morgan Chase	41,149	(41,149)	–	–	–
Morgan Stanley	30,614	–	–	–	30,614
Total	$38,794,659	$(42,347)	$–	$(38,637,241)	$115,071

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,198	$–	$1,198
Reverse Repurchase Agreement	655,469	–	$655,469
Total	$656,667	$–	$656,667

	Net Amounts of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$165	$(165)	$–	$–	$–
Goldman Sachs	1,033	(1,033)	–	–	–
J.P. Morgan Chase	655,469	(41,149)	–	(614,320)	–
Total	$656,667	$(42,347)	$–	$(614,320)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.
(c)	Net amount represents the amount owed by the Fund by the counterparty as of December 31, 2014.

52

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some

53

Notes to Financial Statements (continued)

issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they are not guaranteed by the U.S. Government. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

54

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	15,093,734	17,588,835
Reinvestment of distributions	5,690,428	4,791,663
Shares reacquired	(13,921,574)	(15,758,431)
Increase	6,862,588	6,622,067

55

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Bond-Debenture Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

56

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

57

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

58

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

59

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

60

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

61

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President–Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

62

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was above the median of the performance peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

63

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

64

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

65

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 3% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2014, $2,416,947 and $21,841,927, respectively, represent short-term capital gains and long-term capital gains.

66

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Bond-Debenture Portfolio	LASFBD-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Calibrated Dividend Growth Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Expenses and Holdings Presented by Sector

6	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information to Shareholders

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 11.54%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 13.69% over the same period.

Equity markets significantly increased during the trailing 12-month period, with the S&P 500 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market over this timeframe, there were a few periods of short-term volatility, most recently in October 2014, when the market almost entered correction territory, before rebounding to end the month at a new high, and in January 2014, when the S&P 500 dropped by 3.46%. In addition, the U.S. economy contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

1

Among the main detractors from performance relative to the benchmark were overweight positions in Helmerich & Payne, Inc., an oil and gas driller, and Occidental Petroleum Corp., an oil and gas exploration and production company. Their weakness was primarily the result of oil prices falling significantly during the period. Another detractor from relative performance was IBM Corp., an information technology company. The stock’s underperformance was the result of an uncharacteristic earnings miss in the third quarter.

AbbVie, Inc., a research-based pharmaceuticals company, was a contributor to relative performance during the period. AbbVie reported a strong third quarter, in which revenues increased. Lowe’s Companies, Inc., a home improvement retailer, also lifted relative performance, as third quarter results underscored the continued progress being made at the company on both the top and bottom line. Last, Intel Corp., a designer and manufacturer of integrated digital technology platforms, aided performance. Intel announced in the second quarter that it had entered into an agreement with Rockchip, a Chinese mobile chipmaker.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

2

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900® 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class VC	11.54%	13.03%	7.50%

1   Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

2   Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on September 27, 2012.

3

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

4

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/14	12/31/14	7/1/14 - 12/31/14
Class VC
Actual	$1,000.00	$1,049.60	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	11.45%
Consumer Staples	18.64%
Energy	7.55%
Financials	5.96%
Health Care	9.85%
Industrials	19.10%
Information Technology	10.11%
Materials	7.13%
Telecommunication Services	2.19%
Utilities	7.28%
Repurchase Agreement	0.74%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

5

Schedule of Investments

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.90%

Aerospace & Defense 7.11%
General Dynamics Corp.	11,300	$1,555
Lockheed Martin Corp.	11,392	2,194
Northrop Grumman Corp.	2,500	368
United Technologies Corp.	37,300	4,290
Total		8,407

Air Freight & Logistics 0.19%
FedEx Corp.	1,265	220

Auto Components 0.93%
Johnson Controls, Inc.	22,800	1,102

Beverages 4.00%
Coca-Cola Co. (The)	41,768	1,763
PepsiCo, Inc.	31,424	2,972
Total		4,735

Capital Markets 1.65%
Eaton Vance Corp.	3,036	124
Franklin Resources, Inc.	29,278	1,621
SEI Investments Co.	5,156	207
Total		1,952

Chemicals 6.58%
Airgas, Inc.	3,300	380
Albemarle Corp.	11,681	702
Ecolab, Inc.	3,300	345
International Flavors & Fragrances, Inc.	6,500	659
Monsanto Co.	29,995	3,584
PPG Industries, Inc.	5,003	1,156
Praxair, Inc.	1,204	156
Valspar Corp. (The)	9,314	806
Total		7,788

Commercial Services & Supplies 0.44%
Republic Services, Inc.	13,000	523

Communications Equipment 2.81%
QUALCOMM, Inc.	44,657	3,319

		Fair
		Value
Investments	Shares	(000)
Containers & Packaging 0.11%
Bemis Co., Inc.	2,988	$135

Distributors 0.42%
Genuine Parts Co.	4,700	501

Diversified Telecommunication Services 2.19%
AT&T, Inc.	77,008	2,587

Electric: Utilities 4.85%
Edison International	17,600	1,152
NextEra Energy, Inc.	17,621	1,873
Northeast Utilities	4,570	245
PPL Corp.	15,997	581
Westar Energy, Inc.	11,400	470
Xcel Energy, Inc.	39,400	1,415
Total		5,736

Electrical Equipment 0.58%
Emerson Electric Co.	11,011	680

Energy Equipment & Services 0.92%
Helmerich & Payne, Inc.	16,212	1,093

Food & Staples Retailing 7.66%
CVS Health Corp.	23,100	2,225
Sysco Corp.	25,300	1,004
Wal-Mart Stores, Inc.	33,880	2,909
Walgreens Boots Alliance, Inc.	38,421	2,928
Total		9,066

Food Products 1.50%
Archer-Daniels-Midland Co.	2,300	119
Bunge Ltd.	10,229	930
General Mills, Inc.	8,100	432
McCormick & Co., Inc.	3,900	290
Total		1,771

Gas Utilities 1.04%
AGL Resources, Inc.	2,500	136
Atmos Energy Corp.	6,900	385
UGI Corp.	18,800	714
Total		1,235

6	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies 3.34%
Becton, Dickinson & Co.	1,800	$251
C.R. Bard, Inc.	5,788	964
Medtronic, Inc.	37,891	2,736
Total		3,951

Health Care Providers & Services 1.66%
Cardinal Health, Inc.	24,348	1,965

Hotels, Restaurants & Leisure 1.24%
McDonald’s Corp.	15,674	1,469

Household Durables 0.45%
Leggett & Platt, Inc.	12,467	531

Household Products 4.43%
Church & Dwight Co., Inc.	2,600	205
Colgate-Palmolive Co.	18,400	1,273
Kimberly-Clark Corp.	16,735	1,933
Procter & Gamble Co. (The)	20,100	1,831
Total		5,242

Industrial Conglomerates 3.73%
3M Co.	26,862	4,414

Information Technology Services 3.15%
Automatic Data Processing, Inc.	8,200	684
International Business Machines Corp.	18,937	3,038
Total		3,722

Insurance 4.14%
ACE Ltd. (Switzerland)(a)	22,764	2,615
Aflac, Inc.	26,364	1,611
PartnerRe Ltd.	5,900	673
Total		4,899

Leisure Product 1.11%
Hasbro, Inc.	23,968	1,318

		Fair
		Value
Investments	Shares	(000)
Machinery 4.22%
Caterpillar, Inc.	23,095	$2,114
Deere & Co.	19,800	1,752
Dover Corp.	1,600	115
Stanley Black & Decker, Inc.	7,700	740
Valmont Industries, Inc.	2,100	266
Total		4,987

Metals & Mining 0.40%
Nucor Corp.	9,700	476

Multi-Line Retail 0.43%
Target Corp.	6,700	508

Multi-Utilities 1.36%
Alliant Energy Corp.	2,600	173
Consolidated Edison, Inc.	10,900	719
SCANA Corp.	11,898	719
Total		1,611

Oil, Gas & Consumable Fuels 6.60%
Chevron Corp.	35,149	3,943
EOG Resources, Inc.	2,550	235
Murphy Oil Corp.	5,284	267
Occidental Petroleum Corp.	29,573	2,384
ONEOK, Inc.	7,800	388
Williams Cos., Inc. (The)	13,100	589
Total		7,806

Pharmaceuticals 4.81%
AbbVie, Inc.	59,399	3,887
Johnson & Johnson	17,219	1,801
Total		5,688

Professional Services 0.81%
Robert Half International, Inc.	16,300	951

Road & Rail 1.74%
Norfolk Southern Corp.	18,812	2,062

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor
Equipment 4.12%
Analog Devices, Inc.	2,800	$155
Intel Corp.	84,200	3,056
Maxim Integrated Products, Inc.	9,700	309
Microchip Technology, Inc.	18,566	837
Texas Instruments, Inc.	9,700	519
Total		4,876

Specialty Retail 4.35%
Lowe’s Cos., Inc.	60,625	4,171
Ross Stores, Inc.	10,365	977
Total		5,148

Textiles, Apparel & Luxury Goods 2.47%
NIKE, Inc. Class B	12,100	1,163
VF Corp.	23,438	1,756
Total		2,919

Thrifts & Mortgage Finance 0.15%
People’s United Financial, Inc.	11,583	176

Tobacco 0.98%
Altria Group, Inc.	23,427	1,154

Trading Companies & Distributors 0.23%
MSC Industrial Direct Co., Inc.
Class A	1,800	146
W.W. Grainger, Inc.	500	128
Total		274
Total Common Stocks (cost $105,152,144)		116,997

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.73%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $900,000 of U.S. Treasury Note at 0.75% due 3/31/2018; value: $887,432; proceeds: $867,604 (cost $867,604)	$868	$868
Total Investments in Securities 99.63% (cost $106,019,748)		117,865
Other Assets in Excess of Liabilities(b) 0.37%		435
Net Assets 100.00%		$118,300

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

Open Futures Contracts at December 31, 2014:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
E-Mini S&P 500 Index	March 2015	8	Long	$820,960	$24,823

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

		Level 1	Level 2	Level 3	Total
Investment Type(2)(3)		(000)	(000)	(000)	(000)
Common Stocks		$116,997	$–	$–	$116,997
Repurchase Agreement		–	868	–	868
Total		$116,997	$868	$–	$117,865

Other Financial Instruments
Futures Contracts
Assets		$25	$–	$–	$25
Total		$25	$–	$–	$25

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $106,019,748)	$117,865,090
Deposits with brokers for futures collateral	36,800
Receivables:
Investment securities sold	419,826
Dividends	250,800
From advisor (See Note 3)	30,484
Capital shares sold	14,748
Prepaid expenses	718
Total assets	118,618,466
LIABILITIES:
Payables:
Investment securities purchased	124,844
Management fee	75,031
Capital shares reacquired	17,745
Directors’ fees	17,086
Variation margin	9,723
Fund administration	4,002
Accrued expenses	69,587
Total liabilities	318,018
NET ASSETS	$118,300,448
COMPOSITION OF NET ASSETS:
Paid-in capital	$103,847,544
Distributions in excess of net investment income	(3,086)
Accumulated net realized gain on investments and futures contracts	2,586,651
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	11,869,339
Net Assets	$118,300,448
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,606,294
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.55

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends	$3,008,781
Total investment income	3,008,781
Expenses:
Management fee	908,321
Non 12b-1 service fees	302,921
Shareholder servicing	139,942
Professional	51,075
Fund administration	48,444
Custody	27,829
Reports to shareholders	23,690
Directors’ fees	5,587
Other	7,733
Gross expenses	1,515,542
Expense reductions (See Note 9)	(102)
Management fee waived (See Note 3)	(486,009)
Net expenses	1,029,431
Net investment income	1,979,350
Net realized and unrealized gain (loss):
Net realized gain on investments and futures contracts	15,878,785
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(4,826,818)
Net realized and unrealized gain	11,051,967
Net Increase in Net Assets Resulting From Operations	$13,031,317

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$1,979,350	$1,956,560
Net realized gain on investments and futures contracts	15,878,785	13,547,940
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(4,826,818)	13,984,486
Net increase in net assets resulting from operations	13,031,317	29,488,986
Distributions to shareholders from:
Net investment income	(1,968,083)	(1,973,717)
Net realized gain	(15,462,826)	(11,305,429)
Total distributions to shareholders	(17,430,909)	(13,279,146)
Capital share transactions (See Note 13):
Proceeds from sales of shares	14,254,398	18,583,040
Reinvestment of distributions	17,430,909	13,279,146
Cost of shares reacquired	(37,578,189)	(30,081,920)
Net increase (decrease) in net assets resulting from capital share transactions	(5,892,882)	1,780,266
Net increase (decrease) in net assets	(10,292,474)	17,990,106
NET ASSETS:
Beginning of year	$128,592,922	$110,602,816
End of year	$118,300,448	$128,592,922
Distributions in excess of net investment income	$(3,086)	$(14,178)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.27	$14.22	$13.03	$13.39	$11.98
Investment operations:
Net investment income(a)	.27	.26	.34	.35	.34
Net realized and unrealized gain (loss)	1.60	3.68	1.29	(.33)	1.44
Total from investment operations	1.87	3.94	1.63	.02	1.78
Distributions to shareholders from:
Net investment income	(.29)	(.28)	(.44)	(.38)	(.37)
Net realized gain	(2.30)	(1.61)	–	–	–
Total distributions	(2.59)	(1.89)	(.44)	(.38)	(.37)
Net asset value, end of year	$15.55	$16.27	$14.22	$13.03	$13.39
Total Return(b)	11.54%	27.93%	12.46%	.19%	14.77%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.85%	.85%	1.07%	1.15%	1.15%
Expenses, including expense reductions, management fee waived and expenses reimbursed	.85%	.85%	1.07%	1.15%	1.15%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.25%	1.27%	1.26%	1.23%	1.24%
Net investment income	1.63%	1.62%	2.42%	2.61%	2.76%

Supplemental Data:
Net assets, end of year (000)	$118,300	$128,593	$110,603	$114,854	$124,392
Portfolio turnover rate	79.31%	65.36%	116.38%	22.48%	35.78%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Calibrated Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

14

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and futures contracts on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase

15

Notes to Financial Statements (continued)

agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

16

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .85%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$5,916,179	$8,612,575
Net long-term capital gains	11,514,730	4,666,571
Total distributions paid	$17,430,909	$13,279,146

17

Notes to Financial Statements (continued)

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$607,318
Undistributed long-term capital gains	2,551,109
Total undistributed earnings	3,158,427
Temporary differences	(17,085)
Unrealized gains – net	11,311,562
Total accumulated gains – net	$14,452,904

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$106,552,702
Gross unrealized gain	13,804,819
Gross unrealized loss	(2,492,431)
Net unrealized security gain	$11,312,388

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$(175)	$175

The permanent differences are attributable to the tax treatment of foreign currency translations.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$95,688,634	$117,427,457

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2014 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2014, the Fund had futures contracts with unrealized appreciation of $24,823, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $64,934 and $23,434 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments and futures contracts and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was seven.

18

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$867,604	$ –	$867,604
Total	$867,604	$ –	$867,604

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$867,604	$ –	$ –	$(867,604)	$ –
Total	$867,604	$ –	$ –	$(867,604)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

19

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a rising market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more establish companies.

The Fund’s exposure to foreign companies and markets presents increased market, liquidity, currency, political and other risks.

These factors can affect the Fund’s performance.

20

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	847,562	1,134,615
Reinvestment of distributions	1,101,833	828,870
Shares reacquired	(2,245,672)	(1,838,702)
Increase (decrease)	(296,277)	124,783

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Calibrated Dividend Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calibrated Dividend Growth Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calibrated Dividend Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

22

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

25

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one, three, and five-year periods and above the median for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

29

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

30

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 48% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2014, $3,948,096 and $11,514,730, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc.
SFCS-PORT-2
	Calibrated Dividend Growth Portfolio	(02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information to Shareholders

Lord Abbett Series Fund — Classic Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Classic Stock Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 9.14%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,1 which returned 13.24% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market from November 2013 through October

2014, there were a few periods of heightened volatility, most recently in October 2014, when the market almost entered a correction before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.5%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

1

Interest rates (as measured by the 10-year U.S. Treasury note) surprised many investors by steadily declining throughout the course of the year, reflecting both Federal Reserve policy and a slowdown in global economic growth. Investors favored large capitalization companies over small, and within the large cap space, growth over value companies.

Stock selection within the information technology and industrials sectors detracted from performance relative to the benchmark. Within the information technology sector, shares of NCR Corp., a provider of technology services that help businesses interact with customers, declined after management reported lighter than expected revenue for the third quarter. This dip in revenue was attributed to challenging retail conditions, such as weak same-store sales and delayed project rollouts; as a result, we exited the position. Shares of Monster Worldwide, Inc., the global online employment solution company, underperformed versus the sector, and after several disappointing earnings reports we exited the position. Within the industrials sector, shares of material handling solutions company Terex Corp. also fell throughout the year, due to several underwhelming earnings reports; as a result, we exited the position.

Despite overall stock selection within the information technology sector detracting from the Fund’s relative performance, the holding that contributed most to the portfolio’s performance was technology company Apple, Inc. Apple’s shares strengthened throughout the year, with a significant lift that occurred in the fourth quarter, due mainly to record sales of its newly launched iPhone 6 and 6 Plus. Also contributing to the Fund’s performance were healthcare holdings Medivation, Inc. and HCA Holdings, Inc. Shares of HCA, a hospital operator, were buoyed by solid back-to-back earnings reports that highlighted increased Medicaid revenue. Investors also reacted positively to the announcement of a large share buyback program. In the case of biopharmaceutical company Medivation, Inc., its shares strengthened due in part to the success of its prostate cancer-treatment drug, Xtandi. Second and third quarter sales of Xtandi exceeded market expectations, which resulted in an increase in analysts’ future earnings expectations.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2014

	1 Year	5 Years	Life of Class
Class VC2	9.14%	11.32%	7.46%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2005.

2 The Class VC shares commenced operations and performance for the Class began on May 1, 2005.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$1,036.70	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	10.05%
Consumer Staples	7.80%
Energy	7.67%
Financials	22.94%
Health Care	15.28%
Industrials	7.79%
Information Technology	21.48%
Materials	1.13%
Telecommunication Services	0.50%
Utilities	2.60%
Repurchase Agreement	2.76%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.36%

Aerospace & Defense 3.37%
B/E Aerospace, Inc.*	4,630	$269
Honeywell International, Inc.	4,833	483
KLX, Inc.*	2,315	95
United Technologies Corp.	5,330	613
Total		1,460

Banks 9.25%
First Republic Bank	14,147	737
JPMorgan Chase & Co.	21,589	1,351
PNC Financial Services Group, Inc. (The)	3,520	321
Signature Bank*	4,898	617
SunTrust Banks, Inc.	6,860	288
Wells Fargo & Co.	12,580	690
Total		4,004

Beverages 2.78%
PepsiCo, Inc.	12,741	1,205

Capital Markets 4.34%
Affiliated Managers Group, Inc.*	3,951	839
Greenhill & Co., Inc.	11,358	495
Morgan Stanley	14,021	544
Total		1,878

Communications Equipment 1.23%
QUALCOMM, Inc.	7,173	533

Consumer Finance 3.73%
Capital One Financial Corp.	19,578	1,616

Containers & Packaging 1.13%
Rock-Tenn Co. Class A	8,015	489

Diversified Telecommunication Services 0.50%
Verizon Communications, Inc.	4,588	215

Electric: Utilities 1.57%
NextEra Energy, Inc.	6,382	678
Investments	Shares	Fair Value (000)
Electrical Equipment 0.88%
Eaton Corp. plc	5,574	$379

Energy Equipment & Services 0.87%
Schlumberger Ltd.	4,409	377

Food & Staples Retailing 1.62%
CVS Health Corp.	7,284	701

Food Products 1.85%
Mondelez International, Inc. Class A	22,097	803

Health Care Providers & Services 5.48%
Envision Healthcare Holdings, Inc.*	12,515	434
HCA Holdings, Inc.*	6,590	484
McKesson Corp.	4,353	904
UnitedHealth Group, Inc.	5,456	551
Total		2,373

Hotels, Restaurants & Leisure 2.43%
Hyatt Hotels Corp. Class A*	4,951	298
Starwood Hotels & Resorts Worldwide, Inc.	5,497	446
Yum! Brands, Inc.	4,202	306
Total		1,050

Household Products 1.56%
Colgate-Palmolive Co.	9,733	673

Information Technology Services 1.97%
Vantiv, Inc. Class A*	25,160	853

Insurance 5.05%
Hartford Financial Services Group, Inc. (The)	26,583	1,108
Lincoln National Corp.	10,177	587
Prudential Financial, Inc.	5,413	490
Total		2,185

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

Investments	Shares	Fair Value (000)
Internet Software & Services 3.97%
Google, Inc. Class A*	1,216	$645
Google, Inc. Class C*	1,216	640
Yahoo!, Inc.*	8,584	434
Total		1,719

Life Sciences Tools & Services 1.03%
Quintiles Transnational Holdings, Inc.*	7,557	445

Media 2.45%
Twenty-First Century Fox, Inc. Class A	9,075	349
Walt Disney Co. (The)	7,553	711
Total		1,060

Multi-Line Retail 2.42%
Kohl’s Corp.	9,132	558
Macy’s, Inc.	7,473	491
Total		1,049

Multi-Utilities 1.03%
PG&E Corp.	8,393	447

Oil, Gas & Consumable Fuels 6.81%
Chevron Corp.	9,253	1,038
EOG Resources, Inc.	4,779	440
Exxon Mobil Corp.	9,659	893
Hess Corp.	2,654	196
Marathon Petroleum Corp.	2,050	185
Occidental Petroleum Corp.	2,456	198
Total		2,950

Pharmaceuticals 8.79%
Actavis plc*	3,489	898
Bristol-Myers Squibb Co.	13,589	802
Eli Lilly & Co.	9,074	626
Johnson & Johnson	2,508	262
Merck & Co., Inc.	8,514	484
Pfizer, Inc.	23,583	735
Total		3,807
Investments	Shares	Fair Value (000)
Real Estate Investment Trusts 0.61%
Host Hotels & Resorts, Inc.	11,127	$264

Road & Rail 1.54%
Union Pacific Corp.	5,609	668

Semiconductors & Semiconductor Equipment 2.98%
Broadcom Corp. Class A	15,209	659
Intel Corp.	17,379	631
Total		1,290

Software 3.39%
Microsoft Corp.	13,182	612
Oracle Corp.	14,938	672
Red Hat, Inc.*	2,668	184
Total		1,468

Specialty Retail 0.65%
AutoZone, Inc.*	454	281

Technology Hardware, Storage & Peripherals 7.96%
Apple, Inc.	13,115	1,448
EMC Corp.	23,085	686
Hewlett-Packard Co.	28,309	1,136
NetApp, Inc.	4,292	178
Total		3,448

Textiles, Apparel & Luxury Goods 2.12%
PVH Corp.	4,627	593
Ralph Lauren Corp.	1,762	326
Total		919

Trading Companies & Distributors 2.00%
W.W. Grainger, Inc.	3,404	868
Total Common Stocks (cost $33,562,451)		42,155

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.77%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $1,225,000 of U.S. Treasury Note at 0.375% due 3/31/2016; value: $1,225,392; proceeds: $1,197,375 (cost $1,197,375)	$1,197	$1,197
Total Investments in Securities 100.13% (cost $34,759,826)		43,352
Liabilities in Excess of Other Assets (0.13)%		(55)
Net Assets 100.00%		$43,297

*	Non-income producing security.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$42,155	$–	$–	$42,155
Repurchase Agreement	–	1,197	–	1,197
Total	$42,155	$1,197	$–	$43,352

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $34,759,826)	$43,351,572
Receivables:
Dividends	60,573
From advisor (See Note 3)	12,383
Capital shares sold	6,351
Prepaid expenses	289
Total assets	43,431,168
LIABILITIES:
Payables:
Capital shares reacquired	26,733
Management fee	25,589
Directors’ fees	4,981
Fund administration	1,462
Accrued expenses	75,007
Total liabilities	133,772
NET ASSETS	$43,297,396
COMPOSITION OF NET ASSETS:
Paid-in capital	$33,396,130
Distributions in excess of net investment income	(4,981)
Accumulated net realized gain on investments	1,314,501
Net unrealized appreciation on investments	8,591,746
Net Assets	$43,297,396
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,060,271
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.15

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends	$709,684
Total investment income	709,684
Expenses:
Management fee	305,285
Non 12b-1 service fees	109,074
Shareholder servicing	54,566
Professional	41,355
Reports to shareholders	28,465
Fund administration	17,445
Custody	4,803
Directors’ fees	1,998
Other	4,372
Gross expenses	567,363
Expense reductions (See Note 8)	(37)
Management fee waived (See Note 3)	(153,010)
Net expenses	414,316
Net investment income	295,368
Net realized and unrealized gain (loss):
Net realized gain on investments	5,576,625
Net change in unrealized appreciation/depreciation on investments	(2,386,255)
Net realized and unrealized gain	3,190,370
Net Increase in Net Assets Resulting From Operations	$3,485,738

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment income	$295,368	$420,482
Net realized gain on investments	5,576,625	6,061,598
Net change in unrealized appreciation/depreciation on investments	(2,386,255)	4,944,791
Net increase in net assets resulting from operations	3,485,738	11,426,871
Distributions to shareholders from:
Net investment income	(298,168)	(419,980)
Net realized gain	(5,179,421)	(4,466,332)
Total distributions to shareholders	(5,477,589)	(4,886,312)
Capital share transactions (See Note 12):
Proceeds from sales of shares	9,366,146	9,460,859
Reinvestment of distributions	5,477,589	4,886,312
Cost of shares reacquired	(15,012,380)	(15,338,893)
Net decrease in net assets resulting from capital share transactions	(168,645)	(991,722)
Net increase (decrease) in net assets	(2,160,496)	5,548,837
NET ASSETS:
Beginning of year	$45,457,892	$39,909,055
End of year	$43,297,396	$45,457,892
Distributions in excess of net investment income	$(4,981)	$(1,595)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.77	$12.77	$11.21	$12.30	$10.82
Investment operations:
Net investment income(a)	.10	.14	.14	.09	.05
Net realized and unrealized gain (loss)	1.25	3.64	1.55	(1.09)	1.48
Total from investment operations	1.35	3.78	1.69	(1.00)	1.53
Distributions to shareholders from:
Net investment income	(.11)	(.15)	(.13)	(.09)	(.05)
Net realized gain	(1.86)	(1.63)	–	–	–
Total distributions	(1.97)	(1.78)	(.13)	(.09)	(.05)
Net asset value, end of year	$14.15	$14.77	$12.77	$11.21	$12.30
Total Return(b)	9.14%	29.85%	15.09%	(8.15)%	14.12%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.95%	.95%	.95%	.95%	.95%
Expenses, including expense reductions,management fee waived and expenses reimbursed	.95%	.95%	.95%	.95%	.95%
Expenses, excluding expense reductions,management fee waived and expenses reimbursed	1.30%	1.31%	1.32%	1.30%	1.31%
Net investment income	.68%	.95%	1.13%	.74%	.43%

Supplemental Data:
Net assets, end of year (000)	$43,297	$45,458	$39,909	$32,856	$35,346
Portfolio turnover rate	49.77%	42.01%	23.58%	27.01%	21.65%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

15

Notes to Financial Statements (continued)

the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .95%. This agreement may be terminated only upon the approval of the Board.

16

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$296,057	$419,980
Net long-term capital gains	5,181,532	4,466,332
Total distributions paid	$5,477,589	$4,886,312

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$1,443,701
Total undistributed earnings	$1,443,701
Temporary differences	(4,981)
Unrealized gains – net	8,462,546
Total accumulated gains – net	$9,901,266

17

Notes to Financial Statements (continued)

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$34,889,026
Gross unrealized gain	8,574,881
Gross unrealized loss	(112,335)
Net unrealized security gain	$8,462,546

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$(586)	$586

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$21,363,271	$26,808,951

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

18

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,197,375	$–	$1,197,375
Total	$1,197,375	$–	$1,197,375

	Net Amounts of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,197,375	$–	$–	$(1,197,375)	$–
Total	$1,197,375	$–	$–	$(1,197,375)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

19

Notes to Financial Statements (concluded)

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	612,850	661,570
Reinvestment of distributions	379,433	336,755
Shares reacquired	(1,010,256)	(1,046,183)
Decrease	(17,973)	(47,858)

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Classic Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Classic Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

21

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period and below the median for the three and five-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

28

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2014, $5,181,532 represents long-term capital gains.

31

This report, when not used for the general information of
shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Classic Stock Portfolio	SFCLASS-PORT-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund—Developing Growth Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund's performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 3.71%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned 5.60% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market over this timeframe, there were a few periods of short-term volatility, most recently in October 2014, when the market almost entered correction territory, before rebounding to end the month at a new high, and in January 2014, when the S&P 500 dropped by 3.5%. In addition, the U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by

1

this disappointing number, and investors viewed this contraction as “temporary.”

The Fund underperformed its benchmark during the fiscal year. Among sectors, information technology was the leading detractor from relative performance during the period. Within the sector, Imperva, Inc. was the leading detractor. Imperva, a data security solutions provider, announced first quarter 2014 financial results below prior guidance and saw its share price decline by nearly 45% on April 10. Also detracting within the sector was the Fund’s position in Rocket Fuel, Inc. Rocket Fuel, a technology company that has developed a predictive-modeling, artificial intelligence system focused on ad buying, reported strong second quarter revenue; however, weak third quarter guidance and a downwardly revised full-year outlook, due to an increasingly competitive market, put a damper on the earnings report.

Another sector detracting from relative performance during the period was the financials sector. Within this sector, the Fund’s position in Financial Engines, Inc. was the leading detractor. Financial Engines, a provider of portfolio management services and investment advice to participants in defined contribution plans, reported mixed third quarter earnings and surprised investors with a CEO change that would take effect at the end of the year. Also detracting within the sector was Evercore Partners, Inc. Investors in Evercore, an independent investment banking advisory firm, were skeptical about the benefit of an acquisition the company made in early August, and sent shares lower as a result.

The leading contributor to relative performance during the period was the health care sector. Within the sector, the Fund’s position in Receptos, Inc. was the leading contributor. In late October 2014, Receptos, a biopharmaceutical company focused on discovering, developing, and commercializing therapeutics for immune disorders, reported strong results from a phase 2 drug study. Another contributor within the sector was a position in Agios Pharmaceuticals, Inc. Agios, a biopharmaceutical company, announced in late September that it would present data from an ongoing clinical trial earlier than anticipated, which suggested to investors that there was an increased likelihood of progress from the trial.

Also contributing to relative performance during the period was the energy sector, primarily due to an underweight position in the second half of the year as the sector declined. Within this sector, a position in GasLog Ltd. was the leading contributor. GasLog, an owner and operator of liquid natural gas carriers, announced a continued expansion of its carrier fleet in early April, further demonstrating the growth trajectory of the company. Within the consumer discretionary sector, another contributor to relative performance during the period was GoPro, Inc. GoPro, a manufacturer of

2

mountable and wearable cameras, had its initial public offering in late June 2014, and saw its stock substantially appreciate following its successful launch.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Life of Class
Class VC2	3.71%	18.57%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

2   The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/14	12/31/14	7/1/14 - 12/31/14
Class VC
Actual	$1,000.00	$1,014.00	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	15.00%
Consumer Staples	4.36%
Energy	1.10%
Financials	8.25%
Health Care	18.89%
Industrials	14.18%
Information Technology	33.98%
Materials	0.55%
Repurchase Agreement	3.69%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 96.37%

Aerospace & Defense 2.87%
Astronics Corp.*	3,390	$187
Hexcel Corp.*	4,160	173
TASER International, Inc.*	5,374	142
Total		502

Airlines 1.14%
JetBlue Airways Corp.*	12,561	199

Banks 1.31%
PrivateBancorp, Inc.	2,697	90
SVB Financial Group*	412	48
Western Alliance Bancorp*	3,266	91
Total		229

Biotechnology 7.33%
ACADIA Pharmaceuticals, Inc.*	4,660	148
Acceleron Pharma, Inc.*	468	18
Agios Pharmaceuticals, Inc.*	1,085	121
Alnylam Pharmaceuticals, Inc.*	1,023	99
Bluebird Bio, Inc.*	680	62
Celldex Therapeutics, Inc.*	9,613	175
Clovis Oncology, Inc.*	1,994	112
Exact Sciences Corp.*	3,526	97
Foundation Medicine, Inc.*	3,583	80
Juno Therapeutics, Inc.*	70	4
NPS Pharmaceuticals, Inc*	1,350	48
Receptos, Inc.*	960	118
Synageva BioPharma Corp.*	1,558	145
Ultragenyx Pharmaceutical, Inc.*	1,241	54
Total		1,281

Building Products 1.47%
Trex Co., Inc.*	6,053	258

Capital Markets 4.17%
E*TRADE Financial Corp.*	3,938	96
Evercore Partners, Inc. Class A	1,675	88
Janus Capital Group, Inc.	11,066	178
Stifel Financial Corp.*	3,417	174
WisdomTree Investments, Inc.	12,355	194
Total		730

		Fair
		Value
Investments	Shares	(000)
Chemicals 0.55%
Flotek Industries, Inc.*	5,134	$96

Commercial Services & Supplies 0.58%
US Ecology, Inc.	2,524	101

Communications Equipment 2.22%
Infinera Corp.*	13,401	197
Ruckus Wireless, Inc.*	8,442	102
Sierra Wireless, Inc. (Canada)*(a)	1,884	89
Total		388

Consumer Finance 1.09%
Springleaf Holdings, Inc.*	5,284	191

Diversified Consumer Services 2.56%
2U, Inc.*	9,292	183
LifeLock, Inc.*	14,323	265
Total		448

Diversified Financial Services 1.68%
MarketAxess Holdings, Inc.	2,559	183
On Deck Capital, Inc.*	4,936	111
Total		294

Electrical Equipment 1.30%
Polypore International, Inc.*	4,843	228

Electronic Equipment, Instruments & Components 3.83%
Cognex Corp.*	2,085	86
FARO Technologies, Inc.*	3,663	230
FLIR Systems, Inc.	4,027	130
IPG Photonics Corp.*	2,985	224
Total		670

Food & Staples Retailing 2.86%
Diplomat Pharmacy, Inc.*	2,891	79
Fresh Market, Inc. (The)*	4,256	176
United Natural Foods, Inc.*	3,185	246
Total		501

Food Products 1.50%
Hain Celestial Group,
Inc. (The)*	4,488	262

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies 6.84%
ABIOMED, Inc.*	2,967	$113
Align Technology, Inc.*	2,272	127
DexCom, Inc.*	3,868	213
Insulet Corp.*	3,176	146
NxStage Medical, Inc.*	9,168	165
Spectranetics Corp. (The)*	6,225	215
ZELTIQ Aesthetics, Inc.*	7,803	218
Total		1,197

Health Care Providers & Services 1.58%
ExamWorks Group, Inc.*	4,674	194
Team Health Holdings, Inc.*	1,435	83
Total		277

Health Care Technology 1.60%
Castlight Health, Inc. Class B*	4,475	52
Medidata Solutions, Inc.*	1,088	52
Veeva Systems, Inc. Class A*	6,668	176
Total		280

Hotels, Restaurants & Leisure 4.17%
BJ’s Restaurants, Inc.*	3,093	155
Buffalo Wild Wings, Inc.*	487	88
Fiesta Restaurant Group, Inc.*	2,948	179
Sonic Corp.	6,132	167
Zoe’s Kitchen, Inc.*	4,684	140
Total		729

Household Durables 1.25%
iRobot Corp.*	6,280	218

Information Technology Services 4.38%
Blackhawk Network
Holdings, Inc.*	3,648	142
EPAM Systems, Inc.*	4,447	212
Euronet Worldwide, Inc.*	2,218	122
Heartland Payment
Systems, Inc.	2,010	108
VeriFone Systems, Inc.*	4,896	182
Total		766

		Fair
		Value
Investments	Shares	(000)
Internet & Catalog Retail 2.37%
Coupons.com, Inc.*	8,591	$152
HSN, Inc.	2,444	186
Wayfair, Inc. Class A*	3,836	76
Total		414

Internet Software & Services 10.43%
Benefitfocus, Inc.*	3,715	122
Cimpress NV (Netherlands)*(a)	1,835	137
comScore, Inc.*	5,355	249
CoStar Group, Inc.*	1,333	245
Criteo SA ADR*	4,377	177
Demandware, Inc.*	2,910	167
Gogo, Inc.*	10,752	178
GrubHub, Inc.*	4,850	176
MercadoLibre, Inc. (Argentina)(a)	1,525	195
Shutterstock, Inc.*	635	44
TrueCar, Inc.*	5,893	135
Total		1,825

Life Sciences Tools & Services 1.17%
Charles River Laboratories
International, Inc.*	1,371	87
Fluidigm Corp.*	3,499	118
Total		205

Machinery 1.33%
Middleby Corp. (The)*	2,353	233

Media 1.28%
Rentrak Corp.*	3,072	224

Oil, Gas & Consumable Fuels 1.10%
GasLog Ltd. (Monaco)(a)	5,892	120
Rice Energy, Inc.*	3,481	73
Total		193

Pharmaceuticals 0.38%
Pacira Pharmaceuticals, Inc.*	748	66

Professional Services 2.48%
Paylocity Holding Corp.*	4,382	115
TriNet Group, Inc.*	4,966	155
WageWorks, Inc.*	2,536	164
Total		434

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Road & Rail 1.42%
Knight Transportation, Inc.	7,356	$248

Semiconductors & Semiconductor Equipment 4.57%
Ambarella, Inc.*	2,751	140
Cavium, Inc.*	4,498	278
Rambus, Inc.*	10,223	113
SunPower Corp.*	3,514	91
Tessera Technologies, Inc.	4,990	178
Total		800

Software 7.04%
Fortinet, Inc.*	6,298	193
Materialise NV ADR*	4,870	46
Paycom Software, Inc.*	1,800	47
Proofpoint, Inc.*	4,091	197
Qualys, Inc.*	6,067	229
Synchronoss Technologies, Inc.*	3,880	163
Tableau Software, Inc. Class A*	1,543	131
Ultimate Software Group, Inc. (The)*	1,133	166
Zendesk, Inc.*	2,408	59
Total		1,231

Specialty Retail 1.42%
Restoration Hardware
Holdings, Inc.*	2,592	249

Technology Hardware, Storage & Peripherals 1.54%
Cray, Inc.*	4,622	159
Nimble Storage, Inc.*	3,993	110
Total		269

		Fair
		Value
Investments	Shares	(000)
Textiles, Apparel & Luxury Goods 1.96%
Deckers Outdoor Corp.*	1,743	$159
Skechers U.S.A., Inc. Class A*	3,333	184
Total		343

Trading Companies & Distributors 1.60%
Air Lease Corp.	4,625	159
Rush Enterprises, Inc. Class A*	3,764	120
Total		279
Total Common Stocks (cost $15,423,040)		16,858
	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 3.69%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $670,000 of U.S. Treasury Note at 0.75% due 3/31/2018; value: $660,644; proceeds: $645,949 (cost $645,949)	$646	646
Total Investments in Securities 100.06% (cost $16,068,989)		17,504
Liabilities in Excess of Other Assets (0.06)%		(10)
Net Assets 100.00%		$17,494
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$16,858	$–	$–	$16,858
Repurchase Agreement	–	646	–	646
Total	$16,858	$646	$–	$17,504
(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $16,068,989)	$17,504,276
Receivables:
Capital shares sold	96,959
Investment securities sold	36,671
Dividends	441
Prepaid expenses	86
Total assets	17,638,433
LIABILITIES:
Payables:
Investment securities purchased	53,641
Capital shares reacquired	32,378
To advisor (See Note 3)	5,160
Fund administration	582
Directors’ fees	458
Accrued expenses	52,108
Total liabilities	144,327
NET ASSETS	$17,494,106
COMPOSITION OF NET ASSETS:
Paid-in capital	$16,478,677
Accumulated net investment loss	(458)
Accumulated net realized loss on investments	(419,400)
Net unrealized appreciation on investments	1,435,287
Net Assets	$17,494,106
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	715,324
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$24.46

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $114)	$28,230
Total investment income	28,230
Expenses:
Management fee	98,301
Custody	54,827
Professional	39,695
Non 12b-1 service fees	32,917
Shareholder servicing	16,570
Reports to shareholders	13,910
Fund administration	5,243
Directors’ fees	506
Other	3,691
Gross expenses	265,660
Expense reductions (See Note 8)	(11)
Management fee waived and expenses reimbursed (See Note 3)	(147,687)
Net expenses	117,962
Net investment loss	(89,732)
Net realized and unrealized gain (loss):
Net realized loss on investments	(386,784)
Net change in unrealized appreciation/depreciation on investments	1,024,768
Net realized and unrealized gain	637,984
Net Increase in Net Assets Resulting From Operations	$548,252

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment loss	$(89,732)	$(13,981)
Net realized gain (loss) on investments	(386,784)	401,653
Net change in unrealized appreciation/depreciation on investments	1,024,768	394,711
Net increase in net assets resulting from operations	548,252	782,383
Distributions to shareholders from:
Net realized gain	(99,000)	(322,781)
Capital share transactions (See Note 12):
Proceeds from sales of shares	19,404,903	5,070,376
Reinvestment of distributions	99,000	322,781
Cost of shares reacquired	(6,753,055)	(1,885,653)
Net increase in net assets resulting from capital share transactions	12,750,848	3,507,504
Net increase in net assets	13,200,100	3,967,106
NET ASSETS:
Beginning of year	$4,294,006	$326,900
End of year	$17,494,106	$4,294,006
Accumulated net investment loss	$(458)	$(74)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31				4/23/2010(a) to
	2014	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$23.74	$16.43	$15.68	$18.04	$15.00
Investment operations:
Net investment loss(b)					–	(c)
Net realized and unrealized loss						(.49)
Total from investment operations						(.49)
Net asset value on SEC Effective Date, 5/1/2010					$14.51
Investment operations:
Net investment loss(b)	(.16)	(.16)	(.08)	(.14)		(.07)
Net realized and unrealized gain (loss)	1.03	9.44	1.98	(.25)	3.60
Total from investment operations	.87	9.28	1.90	(.39)	3.53
Distributions to shareholders from:
Net realized gain	(.15)	(1.97)	(1.15)	(1.97)	–
Net asset value, end of period	$24.46	$23.74	$16.43	$15.68	$18.04
Total Return(d)					20.27	%(e)(f)
Total Return(d)	3.71%	56.68%	12.11%	(2.14)%	24.33	%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.90%	.90%	.90%	.90%	.90	%(h)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.90%	.90%	.90%	.90%	.90	%(h)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.02%	6.47%	26.16%	29.97%	40.95	%(h)
Net investment loss	(.68)%	(.72)%	(.48)%	(.76)%	(.72	)%(h)

Supplemental Data:
Net assets, end of period (000)	$17,494	$4,294	$327	$235	$241
Portfolio turnover rate	235.07%	245.36%	176.45%	173.40%		92.19%
(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/2010 through 12/31/2010.
(g)	Total return for the period 5/1/2010 through 12/31/2010.
(h)	Annualized.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

15

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 0.90%. This agreement may be terminated only upon the approval of the Board.

16

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$97,449	$311,393
Net long-term capital gains	1,551	11,388
Total distributions paid	$99,000	$322,781

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$ (31,096)
Temporary differences	(13,112)
Unrealized gains—net	1,059,637
Total accumulated gains—net	$1,015,429

*	As of December 31, 2014, the Fund had a capital loss carryforward of $31,096 with no expiration.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $12,654 during fiscal 2014.

17

Notes to Financial Statements (continued)

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$16,444,639
Gross unrealized gain	1,435,087
Gross unrealized loss	(375,450)
Net unrealized security gain	$ 1,059,637

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated	Accumulated
Net Investment	Net Realized	Paid-in
Loss	Loss	Capital
$89,348	$38	$(89,386)

The permanent differences are primarily attributable to the tax treatment of net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$41,693,608	$29,682,184

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011–11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011–11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013–01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013–01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

18

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$645,949	$ –	$645,949
Total	$645,949	$ –	$645,949

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$645,949	$ –	$ –	$(645,949)	$ –
Total	$645,949	$ –	$ –	$(645,949)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

19

Notes to Financial Statements (concluded)

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	823,181	229,836
Reinvestment of distributions	4,414	13,804
Shares reacquired	(293,182)	(82,622)
Increase	534,413	161,018

20

Report Of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Developing Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

21

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President–Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was above the median of the performance peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

28

Approval of Advisory Contract (continued)

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

29

Approval of Advisory Contract (concluded)

After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 1% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2014, $97,449 and $1,551, respectively, represent short-term and long-term capital gains.

31

This report, when not used for the general information of
shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Developing Growth Portfolio	SFDG-PORT-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 7.14%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 13.45% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market from November 2013 through October

2014, there were a few periods of heightened volatility, most recently in October 2014, when the market almost entered a correction before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.5%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

1

Interest rates (as measured by the 10-year U.S. Treasury note) surprised many investors by steadily declining throughout the course of the year, reflecting both Federal Reserve policy and a slowdown in global economic growth. Investors favored large capitalization companies over small, and within the large cap space, growth over value companies.

The Fund’s performance lagged its index for the period. Stock selection within the consumer discretionary and financials sectors detracted the most from relative performance. Shares of GNC Holdings, Inc., a global specialty retailer of health and wellness products, slid, as management lowered its yearly earnings guidance and increased promotional activity. Shares of PVH Corp., an apparel holding company, stumbled downward, as margin issues and decreased cash flows persisted as a result of acquisition and integration issues from new investments. Within the financials sector, Greenhill & Co., Inc., an independent investment bank with nearly 100% of revenues being derived from financial advisory services, struggled, as the market reacted poorly to a delay in the expected acceleration of M&A activity, even though the mandate pipeline has been improving. In addition, shares of Citigroup Inc., a global diversified financial services holding company, faltered, as a multi-billion-dollar mortgage-settlement charge, litigation costs, and restructuring headwinds outweighed the underlying performance of the company.

Stock selection within the health care sector contributed to relative performance during the period. Shares of Puma Biotechnology, Inc., a development-stage biopharmaceutical company, jumped, due to positive results from a clinical trial on an investigational drug for treatment of breast cancer. In addition, shares of Actavis plc, an integrated specialty pharmaceutical company, rose, as strong quarterly results were augmented by accretive earnings from external acquisitions. Shares of Humana Inc., a healthcare company, gained, as Medicare eligibility continued to grow and the reimbursement environment became more visible and improved from prior years. Within the materials sector, shares of PPG Industries, Inc., a manufacturer and distributer of optical and specialty materials, climbed, as the firm’s European segment improved and input costs decreased.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class VC	7.14%	12.83%	7.96%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

2 The Fund (Class VC shares) at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$1,036.90	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	10.03%
Consumer Staples	5.67%
Energy	10.41%
Financials	28.86%
Health Care	16.11%
Industrials	7.32%
Information Technology	11.79%
Materials	3.53%
Telecommunication Services	0.40%
Utilities	4.71%
Repurchase Agreement	1.17%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.87%

Aerospace & Defense 3.22%
General Dynamics Corp.	55,600	$7,652
TransDigm Group, Inc.	33,600	6,597
Total		14,249

Airlines 0.56%
Southwest Airlines Co.	59,200	2,505

Auto Components 1.77%
Johnson Controls, Inc.	161,800	7,821

Banks 10.42%
Citizens Financial Group, Inc.	234,065	5,819
East West Bancorp, Inc.	179,509	6,949
First Republic Bank	148,291	7,729
JPMorgan Chase & Co.	260,609	16,309
Signature Bank*	49,315	6,211
SunTrust Banks, Inc.	74,700	3,130
Total		46,147

Beverages 2.11%
PepsiCo, Inc.	99,000	9,361

Building Products 1.36%
USG Corp.*	215,300	6,026

Capital Markets 3.77%
Affiliated Managers
Group, Inc.*	43,300	9,190
Artisan Partners Asset
Management, Inc. Class A	55,718	2,816
Greenhill & Co., Inc.	107,300	4,678
Total		16,684

Chemicals 2.02%
PPG Industries, Inc.	38,627	8,929

Consumer Finance 4.06%
Capital One Financial Corp.	125,025	10,321
Discover Financial Services	117,100	7,669
Total		17,990
		Fair
		Value
Investments	Shares	(000)
Diversified Telecommunication Services 0.40%
Verizon Communications, Inc.	37,500	$1,754

Electric: Utilities 3.22%
Duke Energy Corp.	69,800	5,831
NextEra Energy, Inc.	79,506	8,451
Total		14,282

Food Products 1.92%
Mondelez International, Inc.
Class A	233,613	8,486

Health Care Equipment & Supplies 1.76%
St. Jude Medical, Inc.	119,800	7,791

Health Care Providers & Services 6.61%
Community Health
Systems, Inc.*	115,238	6,214
DaVita HealthCare
Partners, Inc.*	105,005	7,953
Envision Healthcare
Holdings, Inc.*	129,400	4,489
McKesson Corp.	51,200	10,628
Total		29,284

Hotels, Restaurants & Leisure 2.00%
Starwood Hotels & Resorts
Worldwide, Inc.	67,000	5,432
Yum! Brands, Inc.	47,100	3,431
Total		8,863

Household Products 1.65%
Colgate-Palmolive Co.	105,400	7,293

Information Technology Services 2.26%
Vantiv, Inc. Class A*	295,358	10,019

Insurance 7.21%
Allstate Corp. (The)	153,134	10,758
Hartford Financial Services
Group, Inc. (The)	253,445	10,566
Prudential Financial, Inc.	117,201	10,602
Total		31,926

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Internet Software & Services 0.81%
Google, Inc. Class A*	6,800	$3,608

Life Sciences Tools & Services 1.15%
Quintiles Transnational
Holdings, Inc.*	86,400	5,086

Media 2.55%
CBS Corp. Class B	101,700	5,628
Comcast Corp. Class A	97,744	5,670
Total		11,298

Multi-Line Retail 1.72%
Kohl’s Corp.	125,100	7,636

Multi-Utilities 1.49%
Sempra Energy	59,146	6,586

Oil, Gas & Consumable Fuels 10.42%
Chevron Corp.	137,800	15,458
Exxon Mobil Corp.	112,697	10,419
Marathon Oil Corp.	250,400	7,084
Marathon Petroleum Corp.	37,900	3,421
Occidental Petroleum Corp.	121,000	9,754
Total		46,136

Paper & Forest Products 1.52%
International Paper Co.	125,400	6,719

Pharmaceuticals 6.60%
Actavis plc*	34,097	8,777
Bristol-Myers Squibb Co.	163,700	9,663
Eli Lilly & Co.	156,300	10,783
Total		29,223

Real Estate Investment Trusts 3.41%
Simon Property Group, Inc.	51,100	9,306
Vornado Realty Trust	49,300	5,803
Total		15,109
		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 5.12%
Broadcom Corp. Class A	176,900	$7,665
Intel Corp.	413,900	15,021
Total		22,686

Specialty Retail 0.38%
Gap, Inc. (The)	39,900	1,680

Technology Hardware, Storage & Peripherals 3.60%
EMC Corp.	266,600	7,929
Hewlett-Packard Co.	199,300	7,998
Total		15,927

Textiles, Apparel & Luxury Goods 1.61%
PVH Corp.	55,629	7,130

Trading Companies & Distributors 2.17%
W.W. Grainger, Inc.	37,800	9,635
Total Common Stocks (cost $404,689,468)		437,869

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 1.17%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $5,250,000 of U.S. Treasury Note at 0.625% due 7/15/2016; value: $5,276,250; proceeds: $5,168,423 (cost $5,168,423)	$5,168	5,168
Total Investments in Securities 100.04% (cost $409,857,891)		443,037
Liabilities in Excess of Other Assets (0.04)%		(177)
Net Assets 100.00%		$442,860

*    Non-income producing security.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$437,869	$–	$–	$437,869
Repurchase Agreement	–	5,168	–	5,168
Total	$437,869	$5,168	$–	$443,037

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(2)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $409,857,891)	$443,036,858
Receivables:
Dividends	538,324
Capital shares sold	33,419
From advisor (See Note 3)	24,472
Prepaid expenses	2,631
Total assets	443,635,704
LIABILITIES:
Payables:
Management fee	279,609
Capital shares reacquired	94,943
Directors’ fees	38,941
Fund administration	14,912
Accrued expenses	347,364
Total liabilities	775,769
NET ASSETS	$442,859,935
COMPOSITION OF NET ASSETS:
Paid-in capital	$403,154,091
Distributions in excess of net investment income	(38,941)
Accumulated net realized gain on investments	6,565,818
Net unrealized appreciation on investments	33,178,967
Net Assets	$442,859,935
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	23,798,894
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$18.61

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends	$7,101,350
Total investment income	7,101,350
Expenses:
Management fee	3,365,533
Non 12b-1 service fees	1,122,254
Shareholder servicing	496,257
Fund administration	179,495
Reports to shareholders	66,470
Professional	46,711
Custody	31,370
Directors’ fees	20,627
Other	22,470
Gross expenses	5,351,187
Expense reductions (See Note 8)	(377)
Management fee waived (See Note 3)	(190,325)
Net expenses	5,160,485
Net investment income	1,940,865
Net realized and unrealized gain (loss):
Net realized gain on investments	75,715,467
Net change in unrealized appreciation/depreciation on investments	(49,950,574)
Net realized and unrealized gain	25,764,893
Net Increase in Net Assets Resulting From Operations	$27,705,758

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$1,940,865	$1,052,604
Net realized gain on investments	75,715,467	61,228,744
Net change in unrealized appreciation/depreciation on investments	(49,950,574)	56,962,648
Net increase in net assets resulting from operations	27,705,758	119,243,996
Distributions to shareholders from:
Net investment income	(1,966,094)	(1,027,638)
Net realized gain	(77,502,636)	(55,164,447)
Total distributions to shareholders	(79,468,730)	(56,192,085)
Capital share transactions (See Note 12):
Proceeds from sales of shares	89,811,239	109,279,290
Reinvestment of distributions	79,468,730	56,192,085
Cost of shares reacquired	(139,865,361)	(77,336,623)
Net increase in net assets resulting from capital share transactions	29,414,608	88,134,752
Net increase (decrease) in net assets	(22,348,364)	151,186,663
NET ASSETS:
Beginning of year	$465,208,299	$314,021,636
End of year	$442,859,935	$465,208,299
Undistributed (distributions in excess of) net investment income	$(38,941)	$6,781

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.03	$17.61	$16.26	$17.66	$14.88
Investment operations:
Net investment income(a)	.09	.05	.10	.04	.05
Net realized and unrealized gain (loss)	1.43	6.18	1.63	(.84)	2.78
Total from investment operations	1.52	6.23	1.73	(.80)	2.83
Distributions to shareholders from:
Net investment income	(.10)	(.05)	(.10)	(.03)	(.05)
Net realized gain	(3.84)	(2.76)	(.28)	(.57)	–
Total distributions	(3.94)	(2.81)	(.38)	(.60)	(.05)
Net asset value, end of year	$18.61	$21.03	$17.61	$16.26	$17.66
Total Return(b)	7.14%	35.76%	10.58%	(4.49)%	19.03%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.19%	1.18%	1.19%	1.20%	1.23%
Net investment income	.43%	.26%	.60%	.25%	.33%

Supplemental Data:
Net assets, end of year (000)	$442,860	$465,208	$314,022	$246,471	$157,407
Portfolio turnover rate	131.55%	86.75%	78.16%	55.92%	73.39%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

15

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .71% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent

16

Notes to Financial Statements (continued)

necessary so that the total net annual operating expenses do not exceed an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$19,387,907	$19,021,626
Net long-term capital gains	60,080,823	37,170,459
Total distributions paid	$79,468,730	$56,192,085

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$2,282,764
Undistributed long-term capital gains	6,516,731
Total undistributed earnings	$8,799,495
Temporary differences	(38,941)
Unrealized gains – net	30,945,290
Total accumulated gains – net	$39,705,844

17

Notes to Financial Statements (continued)

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$412,091,568
Gross unrealized gain	38,456,615
Gross unrealized loss	(7,511,325)
Net unrealized security gain	$30,945,290

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$(20,493)	$20,493

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$585,693,096	$637,412,102

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

18

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$5,168,423	$ –	$5,168,423
Total	$5,168,423	$ –	$5,168,423

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$5,168,423	$ –	$ –	$(5,168,423)	$ –
Total	$5,168,423	$ –	$ –	$(5,168,423)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either

19

Notes to Financial Statements (concluded)

$250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	4,188,084	5,285,512
Reinvestment of distributions	4,181,209	2,715,180
Shares reacquired	(6,694,490)	(3,710,322)
Increase	1,674,803	4,290,370

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Fundamental Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

21

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 - 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 - 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President—Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one, three, and five-year periods and above the median for the ten-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

28

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

29

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 35% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2014, $17,440,160 and $60,080,823, respectively, represent short-term capital gains and long-term capital gains.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Fundamental Equity Portfolio	SFFE-PORT-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth and Income Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 7.65%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 13.45% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market from November 2013 through October 2014, there were a few periods of heightened volatility, most recently in October 2014, when the market almost entered a correction before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.5%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.” Interest rates (as measured by the 10-year U.S. Treasury note) surprised many

1

investors by steadily declining throughout the course of the year, reflecting both Federal Reserve policy and a slowdown in global economic growth. Investors favored large capitalization companies over small, and within the large cap space, growth over value companies.

The Fund’s performance lagged its index for the period. Stock selection within the consumer discretionary and financials sectors detracted the most from relative performance. Shares of GNC Holdings, Inc., a global specialty retailer of health and wellness products, slid, as management lowered its yearly earnings guidance and increased promotional activity. Shares of PVH Corp., an apparel holding company, stumbled downward, as margin issues and decreased cash flows persisted as a result of acquisition and integration issues from new investments. Within the financials sector, Greenhill & Co., Inc., an independent investment bank with nearly 100% of revenues being derived from financial advisory services, struggled, as the market reacted poorly to a delay in the expected acceleration of M&A activity, even though the mandate pipeline has been improving. In addition, shares of Citigroup Inc., a global diversified financial services holding company, faltered, as a multibillion-dollar mortgage-settlement charge, litigation costs, and restructuring headwinds outweighed the underlying performance of the company.

Stock selection within the health care sector contributed to relative performance during the period. Shares of Puma Biotechnology, Inc., a development-stage biopharmaceutical company, jumped, due to positive results from a clinical trial on an investigational drug for treatment of breast cancer. In addition, shares of Actavis plc, an integrated specialty pharmaceutical company, rose, as strong quarterly results were augmented by accretive earnings from external acquisitions. Shares of Humana Inc., a healthcare company, gained, as Medicare eligibility continued to grow and the reimbursement environment became more visible and improved from prior years. Within the materials sector, shares of PPG Industries, Inc., a manufacturer and distributer of optical and specialty materials, climbed, as the firm’s European segment improved and input costs decreased.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class VC	7.65%	12.58%	5.52%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$1,038.40	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.47	$4.79

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	9.12%
Consumer Staples	6.13%
Energy	11.31%
Financials	28.79%
Health Care	16.34%
Industrials	7.13%
Information Technology	11.34%
Materials	3.69%
Telecommunication Services	0.51%
Utilities	5.08%
Repurchase Agreement	0.56%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.88%

Aerospace & Defense 3.22%
General Dynamics Corp.	109,192	$15,027
TransDigm Group, Inc.	68,300	13,411
Total		28,438

Airlines 0.42%
Southwest Airlines Co.	87,800	3,716

Auto Components 1.81%
Johnson Controls, Inc.	329,600	15,933

Banks 10.55%
Citizens Financial Group, Inc.	434,392	10,799
East West Bancorp, Inc.	373,641	14,464
First Republic Bank	284,058	14,805
JPMorgan Chase & Co.	515,019	32,230
Signature Bank*	104,400	13,150
SunTrust Banks, Inc.	181,568	7,608
Total		93,056

Beverages 2.48%
PepsiCo, Inc.	231,300	21,872

Building Products 1.28%
USG Corp.*	402,500	11,266

Capital Markets 3.77%
Affiliated Managers
Group, Inc.*	89,900	19,081
Artisan Partners Asset
Management, Inc. Class A	101,012	5,104
Greenhill & Co., Inc.	208,900	9,108
Total		33,293

Chemicals 2.06%
PPG Industries, Inc.	78,781	18,210

Consumer Finance 3.98%
Capital One Financial Corp.	244,952	20,221
Discover Financial Services	227,000	14,866
Total		35,087
		Fair
		Value
Investments	Shares	(000)
Diversified Telecommunication Services 0.51%
Verizon Communications, Inc.	96,800	$4,528

Electric: Utilities 3.64%
Duke Energy Corp.	181,600	15,171
NextEra Energy, Inc.	159,042	16,904
Total		32,075

Food Products 2.04%
Mondelez International, Inc.
Class A	496,698	18,043

Health Care Equipment & Supplies 1.81%
St. Jude Medical, Inc.	245,369	15,956

Health Care Providers & Services 6.81%
Community Health
Systems, Inc.*	238,184	12,843
DaVita HealthCare
Partners, Inc.*	194,400	14,724
Envision Healthcare
Holdings, Inc.*	278,196	9,651
McKesson Corp.	110,200	22,875
Total		60,093

Hotels, Restaurants & Leisure 1.98%
Starwood Hotels & Resorts
Worldwide, Inc.	141,300	11,455
Yum! Brands, Inc.	82,700	6,025
Total		17,480

Household Products 1.63%
Colgate-Palmolive Co.	208,200	14,405

Information Technology Services 2.31%
Vantiv, Inc. Class A*	601,200	20,393

Insurance 7.40%
Allstate Corp. (The)	283,872	19,942
Hartford Financial Services
Group, Inc. (The)	577,785	24,088
Prudential Financial, Inc.	235,462	21,300
Total		65,330

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Internet Software & Services 0.85%
Google, Inc. Class A*	14,200	$7,535

Life Sciences Tools & Services 1.09%
Quintiles Transnational
Holdings, Inc.*	163,006	9,596

Media 2.33%
CBS Corp. Class B	202,553	11,209
Comcast Corp. Class A	160,479	9,310
Total		20,519

Multi-Line Retail 1.62%
Kohl’s Corp.	234,400	14,308

Multi-Utilities 1.47%
Sempra Energy	116,384	12,960

Oil, Gas & Consumable Fuels 11.36%
Chevron Corp.	302,700	33,957
Exxon Mobil Corp.	281,000	25,978
Marathon Oil Corp.	513,900	14,538
Marathon Petroleum Corp.	66,900	6,038
Occidental Petroleum Corp.	245,100	19,758
Total		100,269

Paper & Forest Products 1.64%
International Paper Co.	270,300	14,483

Pharmaceuticals 6.71%
Actavis plc*	70,473	18,140
Bristol-Myers Squibb Co.	300,600	17,744
Eli Lilly & Co.	338,000	23,319
Total		59,203

Real Estate Investment Trusts 3.22%
Simon Property Group, Inc.	93,100	16,954
Vornado Realty Trust	97,100	11,430
Total		28,384
		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 4.64%
Broadcom Corp. Class A	310,400	$13,450
Intel Corp.	757,400	27,486
Total		40,936

Technology Hardware, Storage & Peripherals 3.58%
EMC Corp.	500,500	14,885
Hewlett-Packard Co.	417,300	16,746
Total		31,631

Textiles, Apparel & Luxury Goods 1.43%
PVH Corp.	98,161	12,581

Trading Companies & Distributors 2.24%
W.W. Grainger, Inc.	77,400	19,728
Total Common Stocks
(cost $807,463,797)		881,307

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 0.56%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $5,115,000 of U.S. Treasury Note at 0.75% due 3/31/2018; value: $5,043,574; proceeds: $4,944,246 (cost $4,944,246)	$4,944	4,944
Total Investments in Securities 100.44% (cost $812,408,043)		886,251
Liabilities in Excess Other Assets (0.44)%		(3,872)
Net Assets 100.00%		$882,379

*    Non-income producing security.

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$881,307	$–	$–	$881,307
Repurchase Agreement	–	4,944	–	4,944
Total	$881,307	$4,944	$–	$886,251

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $812,408,043)	$886,251,382
Receivables:
Dividends	1,124,711
Capital shares sold	10,412
Prepaid expenses	6,219
Total assets	887,392,724
LIABILITIES:
Payables:
Capital shares reacquired	3,643,331
Management fee	378,444
Directors’ fees	211,308
Fund administration	30,276
Accrued expenses	750,000
Total liabilities	5,013,359
NET ASSETS	$882,379,365
COMPOSITION OF NET ASSETS:
Paid-in capital	$814,088,436
Distributions in excess of net investment income	(211,308)
Accumulated net realized loss on investments	(5,341,102)
Net unrealized appreciation on investments	73,843,339
Net Assets	$882,379,365
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	24,829,568
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$35.54

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends	$14,835,881
Total investment income	14,835,881
Expenses:
Management fee	4,684,716
Non 12b-1 service fees	2,341,349
Shareholder servicing	1,001,334
Fund administration	374,792
Reports to shareholders	140,376
Professional	59,600
Directors’ fees	43,498
Custody	36,912
Other	44,793
Gross expenses	8,727,370
Expense reductions (See Note 8)	(789)
Net expenses	8,726,581
Net investment income	6,109,300
Net realized and unrealized gain (loss):
Net realized gain on investments	169,288,882
Net change in unrealized appreciation/depreciation on investments	(108,306,791)
Net realized and unrealized gain	60,982,091
Net Increase in Net Assets Resulting From Operations	$67,091,391

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment income	$6,109,300	$5,421,597
Net realized gain on investments	169,288,882	213,529,663
Net change in unrealized appreciation/depreciation on investments	(108,306,791)	88,448,229
Net increase in net assets resulting from operations	67,091,391	307,399,489
Distributions to shareholders from:
Net investment income	(6,132,100)	(5,348,916)
Capital share transactions (See Note 12):
Proceeds from sales of shares	16,161,766	20,184,889
Reinvestment of distributions	6,132,100	5,348,916
Cost of shares reacquired	(212,659,627)	(280,501,902)
Net decrease in net assets resulting from capital share transactions	(190,365,761)	(254,968,097)
Net increase (decrease) in net assets	(129,406,470)	47,082,476
NET ASSETS:
Beginning of year	$1,011,785,835	$964,703,359
End of year	$882,379,365	$1,011,785,835
Distributions in excess of net investment income	$(211,308)	$(118,163)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$33.24	$24.59	$22.15	$23.77	$20.35
Investment operations:
Net investment income(a)	.22	.16	.22	.16	.12
Net realized and unrealized gain (loss)	2.33	8.66	2.46	(1.61)	3.42
Total from investment operations	2.55	8.82	2.68	(1.45)	3.54
Distributions to shareholders from:
Net investment income	(.25)	(.17)	(.24)	(.17)	(.12)
Net asset value, end of year	$35.54	$33.24	$24.59	$22.15	$23.77
Total Return(b)	7.65%	35.90%	12.09%	(6.08)%	17.41%
Ratios to Average Net Assets:
Expenses, including expense reductions	.93%	.92%	.91%	.92%	.92%
Expenses, excluding expense reductions	.93%	.92%	.91%	.92%	.92%
Net investment income	.65%	.54%	.94%	.70%	.54%
Supplemental Data:
Net assets, end of year (000)	$882,379	$1,011,786	$964,703	$993,595	$1,173,885
Portfolio turnover rate	121.75%	87.90%	72.59%	70.69%	55.80%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

15

Notes to Financial Statements (continued)

the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2014, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other

16

Notes to Financial Statements (continued)

entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$6,132,100	$5,348,916
Total distributions paid	$6,132,100	$5,348,916

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Capital loss carryforwards*	$(4,136,212)
Temporary differences	(211,308)
Unrealized gains – net	72,638,449
Total accumulated gains – net	$68,290,929

*	As of December 31, 2014, the Fund had a capital loss carryforward of $4,136,212 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$813,612,933
Gross unrealized gain	89,260,157
Gross unrealized loss	(16,621,708)
Net unrealized security gain	$72,638,449

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized	Paid-in
Investment Income	Loss	Capital
$(70,345)	$95,780	$(25,435)

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$1,137,221,545	$1,336,717,194

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$4,944,246	$ –	$4,944,246
Total	$4,944,246	$ –	$4,944,246

18

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$4,944,246	$ –	$ –	$(4,944,246)	$ –
Total	$4,944,246	$ –	$ –	$(4,944,246)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

19

Notes to Financial Statements (concluded)

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	474,291	691,795
Reinvestment of distributions	170,855	163,984
Shares reacquired	(6,256,074)	(9,639,007)
Decrease	(5,610,928)	(8,783,228)

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

21

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

22

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President—Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

27

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the performance peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

28

Approval of Advisory Contract (continued)

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the

29

Approval of Advisory Contract (concluded)

existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

31

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Growth and Income Portfolio	LASFGI-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 6.07%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 11.90% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market over this timeframe, there were a few periods of short-term volatility, most recently in October 2014, when the market almost entered correction territory, before rebounding to end the month at a new high, and in January 2014, when the S&P 500 dropped by 3.5%. In addition, the U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

The Fund underperformed its benchmark during the period. The

1

consumer discretionary sector was the largest detractor from relative performance during the period. Chipotle Mexican Grill, Inc., the operator of the fast-food chain of the same name, was a leading detractor within this sector. We sold our holdings of Chipotle Mexican Grill prior to the company’s strong second quarter of 2014, when the restaurant saw acceleration in customer traffic, despite raising the price of its menu items; thus we missed out on some upside in the stock price. Also detracting within the consumer discretionary sector was our position in Urban Outfitters, Inc., a specialty retail company. Urban Outfitters disappointed investors in October when it announced that sales for the third quarter would be lower than anticipated.

Within the industrials sector, our holdings of Terex Corp. detracted most from relative performance. Terex, a diversified global equipment manufacturer of machinery products, missed consensus estimates and reduced its full-year outlook when it reported second quarter earnings. Also detracting within the industrials sector was our position in Fortune Brands Home & Security, Inc., a manufacturer of home and security products. The company reported first quarter EPS below estimates due to the adverse effect of weather during the quarter.

The consumer staples sector contributed most to relative performance during the period. Within the sector, our position in Kuerig Green Mountain, Inc., a specialty coffee and coffeemaker company,

was the largest contributor. Kuerig reported strong quarterly earnings in early May, driven by sales growth that was better than management’s expectations, and its shares received another boost in August when the company announced a licensing agreement with Kraft Foods Group. Also contributing within the sector were our holdings of Monster Beverage Corp., a developer and distributor of alternative beverages, including energy drinks. In August 2014, Monster Beverage announced a partnership with Coca-Cola that will grant the company access to Coca-Cola’s line of energy drinks and allow Monster to expand its existing distribution within the Coca-Cola distribution system.

The leading individual contributor to relative performance was our position in information technology holding Avago Technologies Ltd., a designer and developer of semiconductor devices. The company benefited from the release of the Apple iPhone 6, as utilization of Avago semiconductor products in the iPhone 6 has roughly doubled from the previous Apple iPhone 5s. Another contributor within the information technology sector was our position in Electronic Arts, Inc., a developer and distributor of video games. The company reported a couple of strong quarters in 2014, first in May when its earnings topped consensus estimates due to stronger than expected digital sales, and again in October, when an increase in year-over-year sales of its sports video games led to higher than expected earnings.

2

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class VC	6.07%	12.90%	8.48%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/14	12/31/14	7/1/14 - 12/31/14
Class VC
Actual	$1,000.00	$1,019.30	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	26.77%
Consumer Staples	7.13%
Energy	1.18%
Financials	10.95%
Health Care	17.04%
Industrials	18.48%
Information Technology	14.73%
Materials	2.57%
Telecommunication Services	1.15%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.64%

Aerospace & Defense 1.91%
B/E Aerospace, Inc.*	8,691	$504
Exelis, Inc.	37,532	658
TransDigm Group, Inc.	2,580	507
Total		1,669

Airlines 1.38%
United Continental Holdings, Inc.*	17,978	1,203

Automobiles 1.33%
Harley-Davidson, Inc.	17,566	1,158

Beverages 1.29%
Monster Beverage Corp.*	10,401	1,127

Biotechnology 3.88%
Alkermes plc (Ireland)*(a)	7,798	457
BioMarin Pharmaceutical, Inc.*	6,731	608
Incyte Corp., Ltd.*	2,918	213
Isis Pharmaceuticals, Inc.*	3,417	211
Medivation, Inc.*	4,113	410
Pharmacyclics, Inc.*	3,705	453
Vertex Pharmaceuticals, Inc.*	8,723	1,036
Total		3,388

Building Products 2.19%
Fortune Brands Home & Security, Inc.	19,744	894
Lennox International, Inc.	10,664	1,014
Total		1,908

Capital Markets 3.95%
Affiliated Managers Group, Inc.*	7,125	1,512
Eaton Vance Corp.	8,106	332
Invesco Ltd.	11,826	467
TD Ameritrade Holding Corp.	31,782	1,137
Total		3,448
Investments	Shares	Fair Value (000)
Chemicals 2.03%
Huntsman Corp.	26,789	$610
RPM International, Inc.	22,948	1,164
Total		1,774

Commercial Services & Supplies 2.60%
Stericycle, Inc.*	10,386	1,361
Tyco International plc	20,717	909
Total		2,270

Communications Equipment 0.49%
F5 Networks, Inc.*	2,496	326
Palo Alto Networks, Inc.*	815	100
Total		426

Containers & Packaging 0.53%
Owens-Illinois, Inc.*	17,129	462

Distributors 1.68%
LKQ Corp.*	52,241	1,469

Diversified Financial Services 3.19%
Intercontinental Exchange, Inc.	6,316	1,385
Moody’s Corp.	14,543	1,393
Total		2,778

Electrical Equipment 1.64%
AMETEK, Inc.	12,952	682
Rockwell Automation, Inc.	6,744	750
Total		1,432

Food & Staples Retailing 1.07%
Whole Foods Market, Inc.	18,463	931

Food Products 3.35%
Hershey Co. (The)	12,926	1,343
Keurig Green Mountain, Inc.	4,728	626
Mead Johnson Nutrition Co.	9,513	957
Total		2,926

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 4.47%
Align Technology, Inc.*	7,971	$446
C.R. Bard, Inc.	6,920	1,153
Cooper Cos., Inc. (The)	3,637	589
St. Jude Medical, Inc.	11,775	766
Zimmer Holdings, Inc.	8,353	947
Total		3,901

Health Care Providers & Services 3.51%
AmerisourceBergen Corp.	11,982	1,080
Cardinal Health, Inc.	8,088	653
Centene Corp.*	7,524	782
Omnicare, Inc.	7,515	548
Total		3,063

Hotels, Restaurants & Leisure 4.99%
Dunkin’ Brands Group, Inc.	13,866	591
Hilton Worldwide Holdings, Inc.*	42,893	1,119
Norwegian Cruise Line Holdings Ltd.*	23,333	1,091
Panera Bread Co. Class A*	3,016	527
Starwood Hotels & Resorts Worldwide, Inc.	12,613	1,023
Total		4,351

Household Durables 1.20%
Whirlpool Corp.	5,381	1,042

Household Products 1.40%
Church & Dwight Co., Inc.	15,448	1,217

Industrial Conglomerates 1.30%
Roper Industries, Inc.	7,276	1,138

Information Technology Services 2.08%
Fiserv, Inc.*	12,748	905
FleetCor Technologies, Inc.*	2,942	437
Vantiv, Inc. Class A*	13,971	474
Total		1,816

Insurance 0.52%
Lincoln National Corp.	7,892	455
Investments	Shares	Fair Value (000)
Internet & Catalog Retail 1.22%
Expedia, Inc.	12,515	$1,068

Internet Software & Services 3.20%
Akamai Technologies, Inc.*	20,232	1,274
LinkedIn Corp. Class A*	5,278	1,212
Rackspace Hosting, Inc.*	4,654	218
Twitter, Inc.*	2,386	86
Total		2,790

Leisure Product 1.10%
Hasbro, Inc.	17,423	958

Life Sciences Tools & Services 1.51%
Agilent Technologies, Inc.	16,364	670
Quintiles Transnational Holdings, Inc.*	11,021	649
Total		1,319

Machinery 3.09%
IDEX Corp.	13,565	1,056
Ingersoll-Rand plc (Ireland)(a)	12,288	779
ITT Corp.	11,539	467
SPX Corp.	4,610	396
Total		2,698

Multi-Line Retail 4.28%
Dollar General Corp.*	19,420	1,373
Dollar Tree, Inc.*	13,357	940
Nordstrom, Inc.	17,922	1,423
Total		3,736

Oil, Gas & Consumable Fuels 1.18%
Antero Resources Corp.*	6,201	252
EQT Corp.	4,094	310
Memorial Resource Development Corp.*	16,613	299
Rice Energy, Inc.*	7,837	164
Total		1,025

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

Investments	Shares	Fair Value (000)
Pharmaceuticals 3.60%
Mallinckrodt plc*	7,271	$720
Mylan, Inc.*	20,389	1,150
Perrigo Co. plc (Ireland)(a)	7,593	1,269
Total		3,139

Professional Services 2.98%
IHS, Inc. Class A*	1,886	215
Robert Half International, Inc.	21,625	1,262
Verisk Analytics, Inc. Class A*	17,530	1,123
Total		2,600
Real Estate Investment Trusts 2.08%
Crown Castle International Corp.	14,678	1,155
Ventas, Inc.	9,176	658
Total		1,813

Real Estate Management & Development 1.17%
CBRE Group, Inc. Class A*	29,794	1,020

Road & Rail 1.31%
J.B. Hunt Transport Services, Inc.	13,540	1,141

Semiconductors & Semiconductor Equipment 2.75%
Avago Technologies Ltd. (Singapore)(a)	14,477	1,456
Cavium, Inc.*	15,213	941
Total		2,397

Software 6.17%
Activision Blizzard, Inc.	38,408	774
Electronic Arts, Inc.*	22,574	1,061
FireEye, Inc.*	22,439	709
Fortinet, Inc.*	33,961	1,041
ServiceNow, Inc.*	18,380	1,247
Tableau Software, Inc. Class A*	6,452	547
Total		5,379
Investments	Shares	Fair Value (000)
Specialty Retail 6.84%
AutoZone, Inc.*	2,997	$1,855
L Brands, Inc.	11,054	957
Tiffany & Co.	6,389	683
Tractor Supply Co.	17,902	1,411
Ulta Salon, Cosmetics & Fragrance, Inc.*	8,290	1,060
Total		5,966

Textiles, Apparel & Luxury Goods 4.04%
Ralph Lauren Corp.	4,635	858
Under Armour, Inc. Class A*	11,058	751
VF Corp.	25,584	1,916
Total		3,525

Wireless Telecommunication Services 1.14%
SBA Communications Corp. Class A*	9,015	998
Total Investments in Common Stock 99.64% (cost $77,960,110)		86,924
Cash and Other Assets in Excess of Liabilities 0.36%		310
Net Assets 100.00%		$87,234

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$86,924	$–	$–	$86,924
Total	$86,924	$–	$–	$86,924

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $77,960,110)	$86,924,352
Cash	42,662
Receivables:
Investment securities sold	453,337
Capital shares sold	35,805
Dividends	24,297
From advisor (See Note 3)	7,294
Prepaid expenses and other assets	140
Total assets	87,487,887
LIABILITIES:
Payables:
Management fee	59,117
Capital shares reacquired	42,311
Directors’ fees	14,782
Fund administration	2,956
Accrued expenses	134,629
Total liabilities	253,795
NET ASSETS	$87,234,092
COMPOSITION OF NET ASSETS:
Paid-in capital	$78,921,504
Accumulated net investment loss	(14,782)
Accumulated net realized loss on investments	(636,872)
Net unrealized appreciation on investments	8,964,242
Net Assets	$87,234,092
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,756,647
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.91

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $1,072)	$842,345
Total investment income	842,345
Expenses:
Management fee	735,075
Non 12b-1 service fees	229,779
Shareholder servicing	111,563
Professional	43,848
Fund administration	36,754
Reports to shareholders	26,173
Custody	15,801
Directors’ fees	4,253
Other	6,487
Gross expenses	1,209,733
Expense reductions (See Note 8)	(77)
Management fee waived (See Note 3)	(107,044)
Net expenses	1,102,612
Net investment loss	(260,267)
Net realized and unrealized gain (loss):
Net realized gain on investments	15,219,520
Net change in unrealized appreciation/depreciation on investments	(9,708,968)
Net realized and unrealized gain	5,510,552
Net Increase in Net Assets Resulting From Operations	$5,250,285

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment loss	$(260,267)	$(460,181)
Net realized gain on investments	15,219,520	19,011,804
Net change in unrealized appreciation/depreciation on investments	(9,708,968)	11,117,022
Net increase in net assets resulting from operations	5,250,285	29,668,645
Distributions to shareholders from:
Net realized gain	(18,410,009)	(15,322,194)
Capital share transactions (See Note 12):
Proceeds from sales of shares	7,895,733	5,769,320
Reinvestment of distributions	18,410,009	15,322,194
Cost of shares reacquired	(24,155,503)	(26,569,964)
Net increase (decrease) in net assets resulting from capital share transactions	2,150,239	(5,478,450)
Net increase (decrease) in net assets	(11,009,485)	8,868,001
NET ASSETS:
Beginning of year	$98,243,577	$89,375,576
End of year	$87,234,092	$98,243,577
Accumulated net investment loss	$(14,782)	$(12,782)

See Notes to Financial Statements.	13

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.25	$13.19	$12.23	$17.58	$14.38
Investment operations:
Net investment loss(a)	(.04)	(.08)	(.02)	(.07)	(.03)
Net realized and unrealized gain (loss)	.95	4.93	1.75	(1.64)	3.33
Total from investment operations	.91	4.85	1.73	(1.71)	3.30
Distributions to shareholders from:
Net realized gain	(3.25)	(2.79)	(.77)	(3.64)	(.10)
Net asset value, end of year	$12.91	$15.25	$13.19	$12.23	$17.58
Total Return(b)	6.07%	37.08%	14.10%	(10.05)%	22.92%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.32%	1.31%	1.31%	1.28%	1.26%
Net investment loss	(.28)%	(.49)%	(.12)%	(.43)%	(.21)%

Supplemental Data:
Net assets, end of year (000)	$87,234	$98,244	$89,376	$89,416	$109,676
Portfolio turnover rate	197.85%	120.75%	138.33%	116.06%	112.24%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

15

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

16

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .68% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent

17

Notes to Financial Statements (continued)

necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$6,018,690	$4,926,697
Net long-term capital gains	12,391,319	10,395,497
Total distributions paid	$18,410,009	$15,322,194

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$538,865
Total undistributed earnings	538,865
Temporary differences	(752,469)
Unrealized gains – net	8,526,192
Total accumulated gains – net	$8,312,588

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $737,687 during fiscal 2014.

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

18

Notes to Financial Statements (continued)

Tax cost	$78,398,160
Gross unrealized gain	9,309,393
Gross unrealized loss	(783,201)
Net unrealized security gain	$8,526,192

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated
Accumulated Net	Net Realized
Investment Loss	Loss
$258,267	$(258,267)

The permanent differences are attributable to the tax treatment of certain distributions received and net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$182,073,890	$198,691,968

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

ASU 2011-11 and ASU 2013-01 require disclosure of gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and to disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty. As of December 31, 2014, the Fund did not have assets or liabilities subject to the disclosure requirements of ASU 2011-11 and ASU 2013-01.

19

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund

20

Notes to Financial Statements (concluded)

invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	518,033	366,406
Reinvestment of distributions	1,388,588	1,019,441
Shares reacquired	(1,591,534)	(1,722,432)
Increase (decrease)	315,087	(336,585)

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

22

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

25

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one, five, and ten-year periods and at the median for the three-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

29

Approval of Advisory Contract (continued)

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the

30

Approval of Advisory Contract (concluded)

existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 13% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2014, $6,018,690 and $12,391,319, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc.
	Growth Opportunities Portfolio	LASFGO-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Core Equity Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Core Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Core Equity Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned -9.47%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,1 which returned -4.48% over the same period.

Last year’s modest economic recovery, which sustained equity markets through the summer of 2014, turned decidedly uneven as the year progressed. Weakness in Europe and China dented the view of a synchronized recovery helping the overall global economy and undermined previously solid gains in equity markets. This also led to weaker foreign currencies, which was a negative development for foreign equity returns to a U.S. shareholder. The divergent paths that major economies and central banks followed over the last year led to differing equity market returns. Europe (as measured by the Euro Stoxx 50 Index) fell roughly 8.0% (in U.S. dollars) for the period, while Japan (as measured by the Nikkei 225) also fell, by 4.2% (in U.S. dollars).

1

Conversely, Asian markets (excluding Japan) fared better, as many recovered from their 2013 lows. India, Taiwan, and Hong Kong, for example, were all solid performers in Asia. We now expect these policy divergences to remain relevant for much of 2015. Such an environment, therefore, would be prone to continued shocks, barring a strong synchronized recovery from more than just the United States.

During the period, the Fund’s underperformance relative to the benchmark was driven by weak stock selection, particularly within the consumer discretionary sector. Within the sector, Hong Kong-based SJM Holdings Ltd., an operator of casinos in Macau, and Germany-based Volkswagen AG were among the largest detractors from relative performance. With regard to SJM Holdings, its shares slid lower, as a slowing Chinese economy, anti-corruption initiatives, and a lack of additional capacity decelerated growth for the region’s casino industry. In the case of Volkswagen, shares of the automotive manufacturer exhibited weakness, as investor anxieties regarding the fledgling recovery in the European market as well as slower potential growth rates in a number of emerging markets, negatively affected the company’s share price.

In addition, stock selection within the financials sector detracted from relative performance. Within the sector, shares of Japan-based ORIX Corp. exhibited weakness after investors raised concerns that the financial services company’s earnings were driven by unsustainable one-off gains from the sale of various investments.

By contrast, an overweight to the information technology sector contributed to the Fund’s relative performance during the period. SK Hynix, Inc. was the top contributor to relative performance within the sector. Shares of the South Korea-based semiconductor manufacturer outperformed, as industry consolidation and strong demand supported higher semiconductor prices. Taiwan-based Siliconware Precision Industries Co., Ltd. was another contributor within the sector. The company benefited from strong earnings performance and a positive long-term outlook, which has been fueled by strong demand for smart mobility and Wi-Fi connectivity.

Stock selection within the industrials sector also contributed to the Fund’s relative performance. Within the sector, shares of United Kingdom-based Ashtead Group plc, an equipment rental company, improved relative performance. A strong first quarter increased investor confidence that a continued recovery in U.S non-residential construction would remain beneficial to company earnings.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the MSCI EAFE Index with Gross Dividends and the MSCI EAFE Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Period Ended December 31, 2014
	1 Year	Life of Class
Class VC2	-9.47%	3.93%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$893.10	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	8.84%
Consumer Staples	10.09%
Energy	5.06%
Financials	24.91%
Health Care	12.33%
Industrials	13.05%
Information Technology	7.65%
Materials	2.60%
Telecommunication Services	6.24%
Utilities	5.52%
Repurchase Agreement	3.71%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 95.06%

COMMON STOCKS 93.35%

Australia 2.60%

Banks 1.40%
National Australia Bank Ltd.	27,056	$738

Real Estate Investment Trusts 1.20%
Mirvac Group	435,298	629
Total Australia		1,367

Austria 0.68%

Machinery
ANDRITZ AG	6,494	357

China 3.13%
Independent Power & Renewable Electricity Producers 0.52%
China Resources Power Holdings Co., Ltd.	108,000	275

Internet Software & Services 1.56%
Baidu, Inc. ADR *	3,600	821

Real Estate Management & Development 1.05%
China Overseas Land & Investment Ltd.	186,000	550
Total China		1,646

Denmark 2.16%

Diversified Telecommunication Services 1.44%
TDC A/S	99,565	759

Pharmaceuticals 0.72%
H Lundbeck A/S	18,949	376
Total Denmark		1,135

France 7.77%

Aerospace & Defense 1.40%
Safran SA	11,965	738
		U.S. $
		Fair Value
Investments	Shares	(000)
Banks 1.08%
BNP Paribas SA	9,667	$571

Electric: Utilities 1.07%
Electricite de France SA	20,495	564

Insurance 1.39%
AXA SA	31,639	729

Oil, Gas & Consumable Fuels 1.22%
Total SA	12,536	642

Pharmaceuticals 0.81%
Sanofi	4,665	425

Textiles, Apparel & Luxury Goods 0.80%
Kering	2,179	419
Total France		4,088

Germany 6.74%

Automobiles 1.10%
Daimler AG Registered Shares	6,953	577

Banks 0.34%
Commerzbank AG*	13,730	180

Diversified Financial Services 0.89%
Deutsche Boerse AG	6,607	470

Diversified Telecommunication Services 0.97%
Deutsche Telekom AG Registered Shares	31,824	509

Health Care Providers & Services 1.60%
Fresenius SE & Co. KGaA	16,246	845

Industrial Conglomerates 1.08%
Siemens AG Registered Shares	5,046	566

Life Sciences Tools & Services 0.76%
MorphoSys AG *	4,267	398
Total Germany		3,545

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Hong Kong 3.36%

Airlines 1.21%
Cathay Pacific Airways Ltd.	293,000	$639

Electric: Utilities 1.23%
Cheung Kong Infrastructure Holdings Ltd.	88,000	647

Hotels, Restaurants & Leisure 0.92%
SJM Holdings Ltd.	306,380	484
Total Hong Kong		1,770

India 2.33%

Oil, Gas & Consumable Fuels 1.05%
Reliance Industries Ltd.	39,355	554

Thrifts & Mortgage Finance 1.28%
Indiabulls Housing Finance Ltd.	92,609	670
Total India		1,224

Indonesia 1.80%

Banks 0.92%
PT Bank Negara Indonesia (Persero) Tbk	987,317	484

Food Products 0.88%
PT Indofood Sukses Makmur Tbk	854,800	466
Total Indonesia		950

Italy 2.61%

Banks 0.72%
UniCredit SpA	59,216	379

Gas Utilities 1.40%
Snam SpA	148,510	735

Oil, Gas & Consumable Fuels 0.49%
Eni SpA ADR	7,400	259
Total Italy		1,373
		U.S. $
		Fair Value
Investments	Shares	(000)
Japan 20.57%

Automobiles 2.52%
Nissan Motor Co., Ltd.	40,000	$349
Toyota Motor Corp.	15,700	978
		1,327

Banks 2.36%
Bank of Yokohama Ltd. (The)	111,855	608
Sumitomo Mitsui Financial Group, Inc.	17,600	636
		1,244
Chemicals 1.56%
Asahi Kasei Corp.	89,715	818

Diversified Financial Services 0.95%
ORIX Corp.	39,700	499

Electrical Equipment 0.94%
Nidec Corp.	7,700	497

Electronic Equipment, Instruments & Components 1.93%
Hitachi Ltd.	137,500	1,015

Industrial Conglomerates 1.33%
Toshiba Corp.	166,000	700

Information Technology Services 2.10%
Obic Co., Ltd.	20,000	649
SCSK Corp.	18,200	456
		1,105

Machinery 0.79%
NSK Ltd.	35,000	413

Pharmaceuticals 0.99%
Daiichi Sankyo Co., Ltd.	37,300	522

Real Estate Management & Development 1.47%
Daiwa House Industry Co., Ltd.	41,000	775

Tobacco 0.76%
Japan Tobacco, Inc.	14,600	402

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Trading Companies & Distributors 1.92%
Mitsubishi Corp.	14,200	$260
Sumitomo Corp.	73,100	751
		1,011

Wireless Telecommunication Services 0.95%
SoftBank Corp.	8,400	500
Total Japan		10,828

Mexico 0.88%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV *	269,820	462

Netherlands 6.41%

Beverages 1.97%
Heineken Holding NV	16,560	1,037

Construction & Engineering 0.74%
Arcadis NV	12,958	389

Insurance 1.47%
Aegon NV	103,030	774

Oil, Gas & Consumable Fuels 2.23%
Royal Dutch Shell plc ADR	17,500	1,171
Total Netherlands		3,371

Norway 0.75%

Banks 0.74%
DNB ASA	26,335	389

Insurance 0.01%
Storebrand ASA *	1,568	6
Total Norway		395

South Korea 3.37%

Semiconductors & Semiconductor Equipment 0.71%
SK Hynix, Inc. *	8,783	375
		U.S. $
		Fair Value
Investments	Shares	(000)
Technology Hardware, Storage & Peripheral 1.25%
Samsung Electronics Co., Ltd.	548	$659

Wireless Telecommunication Services 1.41%
SK Telecom Co., Ltd.	3,033	742
Total South Korea		1,776

Spain 1.12%

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	16,950	591

Sweden 1.39%

Diversified Telecommunication Services
TeliaSonera AB	114,133	734

Switzerland 6.03%

Food Products 2.09%
Nestle SA Registered Shares	15,057	1,098

Pharmaceuticals 3.94%
Novartis AG Registered Shares	11,061	1,026
Roche Holding AG	3,876	1,050
		2,076
Total Switzerland		3,174

Thailand 0.97%

Banks
Bangkok Bank Public Co., Ltd.	85,670	509

United Kingdom 17.36%

Airlines 0.93%
International Consolidated
Airlines Group SA *	65,119	490

Banks 3.86%
Barclays plc	150,311	565
HSBC Holdings plc ADR	16,521	780
Lloyds Banking Group plc *	583,775	687
		2,032
Beverages 1.49%
Diageo plc	27,377	784

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Electric: Utilities 1.23%
SSE plc	25,568	$646

Food Products 1.05%
Unilever plc	13,590	552

Household Durables 1.01%
Berkeley Group Holdings plc	13,771	530

Insurance 1.61%
Prudential plc	36,788	851

Media 1.45%
WPP plc	36,802	765

Metals & Mining 1.01%
Rio Tinto plc ADR	11,600	534

Pharmaceuticals 1.26%
AstraZeneca plc	9,362	661

Tobacco 1.72%
Imperial Tobacco Group plc	20,522	904

Trading Companies & Distributors 0.74%
Ashtead Group plc	21,835	388
Total United Kingdom		9,137

United States 1.32%

Health Care Equipment & Supplies
ResMed, Inc.	12,400	695
Total Common Stocks (cost $50,601,871)		49,127

PREFERRED STOCKS 1.71%

Germany 0.94%

Automobiles
Volkswagen AG	2,215	492
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
Spain 0.77%

Biotechnology
Grifols SA Class B	12,050	$407
Total Preferred Stocks (cost $1,022,944)		899
Total Long-Term Investments (cost $51,624,815)		50,026
SHORT-TERM INVESTMENT 3.66%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $1,970,000 of U.S. Treasury Note at 0.375% due 3/31/2016; value: $1,970,630; proceeds: $1,927,731 (cost $1,927,731)	$1,928	$1,928
Total Investments in Securities 98.72% (cost $53,552,546)		51,954
Foreign Cash and Other Assets in Excess of Liabilities 1.28%		675
Net Assets 100.00%		$52,629

ADR	American Depositary Receipt.
*	Non-income producing security.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks(3)
Australia	$–	$1,367	$–	$1,367
Austria	–	357	–	357
China	821	825	–	1,646
Denmark	–	1,135	–	1,135
France	–	4,088	–	4,088
Germany	–	3,545	–	3,545
Hong Kong	639	1,131	–	1,770
India	–	1,224	–	1,224
Indonesia	–	950	–	950
Italy	259	1,114	–	1,373
Japan	–	10,828	–	10,828
Mexico	462	–	–	462
Netherlands	1,171	2,200	–	3,371
Norway	–	395	–	395
South Korea	–	1,776	–	1,776
Spain	–	591	–	591
Sweden	–	734	–	734
Switzerland	–	3,174	–	3,174
Thailand	–	509	–	509
United Kingdom	1,314	7,823	–	9,137
United States	695	–	–	695
Preferred Stocks	–	899	–	899
Repurchase Agreement	–	1,928	–	1,928
Total	$5,361	$46,593	$–	$51,954

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of December 31, 2014, the Fund utilized adjusted valuation for the majority of foreign securities (as described in Note 2(a)) which resulted in Level 2 inputs. As of December 31, 2013, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for the majority of foreign securities. For the fiscal year ended December 31, 2014, total securities transferred from Level 1 to Level 2 amounted to $8,495,409.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $53,552,546)	$51,953,752
Foreign cash, at value (cost $572,133)	568,019
Receivables:
Investment securities sold	406,313
Capital shares sold	129,013
Dividends	52,008
From advisor (See Note 3)	7,626
Prepaid expenses	247
Total assets	53,116,978
LIABILITIES:
Payables:
Investment securities purchased	392,344
Directors’ fees	2,026
Fund administration	1,771
Accrued expenses	91,884
Total liabilities	488,025
NET ASSETS	$52,628,953
COMPOSITION OF NET ASSETS:
Paid-in capital	$55,321,689
Distributions in excess of net investment income	(77,797)
Accumulated net realized loss on investments and foreign currency related transactions	(1,009,852)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,605,087)
Net Assets	$52,628,953
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,299,397
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.95

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $102,848)	$1,003,832
Total investment income	1,003,832
Expenses:
Management fee	318,840
Non 12b-1 service fees	106,502
Custody	104,814
Professional	50,502
Shareholder servicing	47,827
Reports to shareholders	22,984
Fund administration	17,005
Directors’ fees	1,793
Other	6,433
Gross expenses	676,700
Expense reductions (See Note 8)	(36)
Management fee waived (See Note 3)	(306,809)
Net expenses	369,855
Net investment income	633,977
Net realized and unrealized gain (loss):
Net realized gain on investments and foreign currency related transactions	238,081
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,471,641)
Net realized and unrealized loss	(5,233,560)
Net Decrease in Net Assets Resulting From Operations	$(4,599,583)

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment income	$633,977	$249,533
Net realized gain on investments and foreign currency related transactions	238,081	955,667
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,471,641)	2,996,031
Net increase (decrease) in net assets resulting from operations	(4,599,583)	4,201,231
Distributions to shareholders from:
Net investment income	(559,031)	(390,276)
Net realized gain	(1,551,273)	(382,926)
Total distributions to shareholders	(2,110,304)	(773,202)
Capital share transactions (See Note 12):
Proceeds from sales of shares	25,380,578	17,868,526
Reinvestment of distributions	2,110,304	773,202
Cost of shares reacquired	(74,895)	(91,630)
Net increase in net assets resulting from capital share transactions	27,415,987	18,550,098
Net increase in net assets	20,706,100	21,978,127
NET ASSETS:
Beginning of year	$31,922,853	$9,944,726
End of year	$52,628,953	$31,922,853
Distributions in excess of net investment income	$(77,797)	$(150,796)

14	See Notes to Financial Statements.

Financial Highlights

					4/16/2010(a)
	Year Ended 12/31				to
	2014	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$18.38	$15.31	$13.48	$15.72	$15.00
Investment operations:
Net investment income(b)					.01
Net realized and unrealized loss					(.37)
Total from investment operations					(.36)
Net asset value on SEC Effective Date, 5/1/2010					$14.64
Investment operations:
Net investment income(b)	.26	.22	.29	.24	.10
Net realized and unrealized gain (loss)	(1.99)	3.32	1.75	(2.36)	1.04
Total from investment operations	(1.73)	3.54	2.04	(2.12)	1.14
Distributions to shareholders from:
Net investment income	(.18)	(.24)	(.21)	(.12)	(.06)
Net realized gain	(.52)	(.23)	–	–	–
Total distributions	(.70)	(.47)	(.21)	(.12)	(.06)
Net asset value, end of period	$15.95	$18.38	$15.31	$13.48	$15.72
Total Return(c)					5.20	%(d)(e)
Total Return(c)	(9.47)%	23.16%	15.13%	(13.47)%	7.79	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.87%	.87%	.87%	.87%	.87	%(g)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.87%	.87%	.87%	.87%	.87	%(g)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.59%	2.02%	3.81%	10.75%	63.34	%(g)
Net investment income	1.49%	1.31%	2.03%	1.65%	1.02	%(g)

Supplemental Data:
Net assets, end of period (000)	$52,629	$31,923	$9,945	$3,376	$585
Portfolio turnover rate	57.80%	56.36%	78.47%	61.91%	50.25%
(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/2010 through 12/31/2010.
(f)	Total return for the period 5/1/2010 through 12/31/2010.
(g)	Annualized.

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers International Core Equity Portfolio (the “Fund”).

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in

17

Notes to Financial Statements (continued)

Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .03% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .87%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended 12/31/2014	Year Ended 12/31/2013
Distributions paid from:
Ordinary income	$ 786,628	$454,619
Return of capital	39,870	–
Net long-term capital gains	1,283,806	318,583
Total distributions paid	$2,110,304	$773,202

As of December 31, 2014, the components of accumulated losses on a tax-basis were as follows:

Temporary differences	$ (781,521)
Unrealized losses – net	(1,911,215)
Total accumulated losses – net	$(2,692,736)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $706,436 and late-year ordinary losses of $73,059 during fiscal 2014.

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$53,858,535
Gross unrealized gain	1,701,213
Gross unrealized loss	(3,605,996)
Net unrealized security loss	$ (1,904,783)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(1,947)	$41,817	$(39,870)

The permanent differences are attributable to the tax treatment of foreign currency transactions, certain distributions, and certain foreign securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$47,890,407	$23,405,818

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

20

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$ 1,927,731	$ –	$ 1,927,731
Total	$ 1,927,731	$ –	$ 1,927,731

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$ 1,927,731	$ –	$ –	$(1,927,731)	$ –
Total	$ 1,927,731	$ –	$ –	$(1,927,731)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

21

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks.

The Fund is subject to the risks of investing in foreign securities and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect the Fund’s performance.

22

Notes to Financial Statements (concluded)

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Shares sold	1,437,492	1,050,021
Reinvestment of distributions	128,784	43,292
Shares reacquired	(4,133)	(5,538)
Increase	1,562,143	1,087,775

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Core Equity Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Core Equity Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

24

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•  E. Thayer Bigelow

•  Robert B. Calhoun, Jr.

•  Eric C. Fast

•  Daria L. Foster

•  Evelyn E. Guernsey

•  Julie A. Hill

•  Franklin W. Hobbs

•  James M. McTaggart

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

26

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).
Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

28

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

29

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

30

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the performance peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

31

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

32

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

33

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The Fund intends to pass through foreign source income of $1,106,706 and foreign taxes of $102,848.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2014, $267,213 and $1,283,806, respectively, represent short-term capital gains and long-term capital gains.

34

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. International Core Equity Portfolio	SFICE-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Opportunities Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Opportunities Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned -5.76%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,1 which returned -3.42% over the same period.

Last year’s modest economic recovery, which sustained equity markets through the summer of 2014, turned decidedly uneven as the year progressed. Signs of weakness in Europe and China dented the view of a synchronized recovery helping the overall global economy and undermined previously solid gains in equity markets. It also led to weaker foreign currencies, which was a negative development for foreign equity returns to a U.S. shareholder. The deviating paths that major economies and central banks followed over the last year also led to divergent equity market returns. Large markets such as France and Germany led the overall European markets down during the fiscal year. Europe (as measured by the

1

Euro Stoxx 50) fell roughly 3.1% in U.S. dollars for the period, while Japan rose 2.1%. In general, the Asian markets fared better, as many recovered from their 2013 lows. India, Taiwan, and Hong Kong were all solid performers in Asia. We expect the existing policy divergences to persist for much of the next year and, once again, result in uneven growth that is below normal. Often this type of environment is prone to shocks, as we’ve seen this year, and barring a strong, synchronized recovery from more than just the United States, we would expect this to continue.

Stock selection, most notably in the consumer discretionary and energy sectors, was the primary driver of underperformance relative to the Fund’s benchmark during the period. Within consumer discretionary, shares of Esprit Holdings Ltd. steadily declined, as the Hong Kong-based clothing company experienced weak sales in both its wholesale and retail divisions. A tough retail environment in Germany (a significant source of revenue for Esprit) also tempered investors’ outlook. Also within the sector, shares of eDreams ODIGEO S.A. stumbled in June after the Luxembourg-based online travel and e-commerce company delivered cautious comments during the first quarterly conference call since its initial public offering. A subsequent profit warning by management further pressured shares.

Within energy, shares of United Kingdom-based Afren plc, an oil and gas exploration company with operations in

Africa and the Kurdistan region of Iraq, slid lower following news that it had suspended its CEO and COO after finding evidence that they had received unauthorized payments. A significant drop in oil prices added to the negative momentum in the company’s share price.

Conversely, strong performance in the materials and industrials sectors contributed to the Fund’s overall performance. Within the materials sector, Germany-based Symrise AG was among the top relative contributors. Shares of the manufacturer of fragrances and flavors climbed higher, as a combination of solid organic growth and expanded margins led to multiple better-than-expected earnings announcements. In addition, the Fund’s meaningful underweight in the sector contributed to relative performance, as a stronger U.S. dollar and an economic slowdown in China weighed on metal and steel prices.

Within the industrials sector Air New Zealand Ltd., an international and domestic airline company, contributed to the Fund’s relative performance. Shares of the New Zealand-based airline benefited from domestic operating conditions, increased passenger loads, and lower fuel prices.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class VC	-5.76%	8.83%	6.48%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$908.20	$5.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	17.65%
Consumer Staples	5.43%
Energy	2.23%
Financials	21.15%
Health Care	4.29%
Industrials	25.14%
Information Technology	14.11%
Materials	3.55%
Telecommunication Services	0.85%
Utilities	2.90%
Repurchase Agreement	2.70%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 96.92%

COMMON STOCKS 95.75%

Australia 2.66%

Commercial Services & Supplies 1.07%
Spotless Group Holdings Ltd. *	334,294	$518

Food Products 0.50%
Select Harvests Ltd.	44,987	242

Multi-Utilities 0.57%
DUET Group	141,725	278

Real Estate Investment Trusts 0.52%
Charter Hall Group	68,110	250
Total Australia		1,288

Austria 0.51%

Semiconductors & Semiconductor Equipment
ams AG	6,765	245

Belgium 0.35%

Electric: Utilities
Elia System Operator SA	3,685	172

Brazil 0.54%

Multi-Line Retail
Magazine Luiza SA	90,800	263

Canada 1.53%

Commercial Services & Supplies 0.52%
Newalta Corp.	16,545	251

Metals & Mining 0.55%
HudBay Minerals, Inc.	30,802	269

Oil, Gas & Consumable Fuels 0.46%
Bankers Petroleum Ltd. *	79,879	224
Total Canada		744
		U.S. $
		Fair Value
Investments	Shares	(000)
China 2.92%

Energy Equipment & Services 0.51%
Hilong Holding Ltd.	1,064,000	$247

Machinery 0.77%
Sinotruk Hong Kong Ltd.	672,500	375

Oil, Gas & Consumable Fuels 0.58%
China Suntien Green Energy Corp., Ltd. Class H	1,343,000	279

Water Utilities 1.06%
CT Environmental Group Ltd.	506,000	516
Total China		1,417

Finland 1.50%

Leisure Product
Amer Sports OYJ	37,702	730

France 2.20%

Information Technology Services 1.71%
Altran Technologies SA	87,465	828

Life Sciences Tools & Services 0.49%
Genfit *	5,356	240
Total France		1,068

Georgia 0.77%

Banks
TBC Bank JSC GDR *+	30,000	375

Germany 6.12%

Auto Components 1.14%
ElringKlinger AG	16,012	554

Chemicals 0.52%
Symrise AG	4,203	253

Internet Software & Services 0.86%
XING AG	3,723	416

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Life Sciences Tools & Services 1.23%
Gerresheimer AG	3,049	$166
MorphoSys AG *	4,629	431
		597

Machinery 1.41%
Deutz AG	57,428	275
DMG MORI SEIKI AG	14,505	408
		683

Real Estate Management & Development 0.96%
Patrizia Immobilien AG *	31,730	466
Total Germany		2,969

Greece 0.37%

Diversified Financial Services
Hellenic Exchanges—Athens Stock Exchange SA Holding *	31,694	177

Hong Kong 4.72%

Capital Markets 1.39%
Sun Hung Kai & Co., Ltd.	892,000	677

Communications Equipment 1.28%
VTech Holdings Ltd.	43,200	619

Hotels, Restaurants & Leisure 0.33%
REXLot Holdings Ltd.	1,975,000	159

Household Durables 1.56%
Techtronic Industries Co., Ltd.	236,000	757

Specialty Retail 0.16%
Esprit Holdings Ltd.	65,800	79
Total Hong Kong		2,291

India 3.29%

Consumer Finance 1.32%
SKS Microfinance Ltd. *	97,925	638
		U.S. $
		Fair Value
Investments	Shares	(000)
Thrifts & Mortgage Finance 1.97%
Indiabulls Housing Finance Ltd.	132,345	$958
Total India		1,596

Indonesia 0.98%

Banks 0.39%
Bank Tabungan Negara Persero Tbk PT	1,928,200	187

Consumer Finance 0.59%
PT Clipan Finance Indonesia Tbk *	8,129,400	288
Total Indonesia		475

Ireland 1.79%

Health Care Providers & Services
UDG Healthcare plc	145,788	870

Israel 1.19%

Chemicals
Frutarom Industries Ltd.	18,729	578

Italy 2.59%

Banks 0.43%
Banca Popolare di Milano Scarl *	321,794	210

Communications Equipment 0.64%
Telit Communications plc *	83,176	312

Textiles, Apparel & Luxury Goods 1.52%
Brunello Cucinelli SpA	10,795	241
Moncler SpA	36,949	494
		735
Total Italy		1,257

Japan 21.84%

Auto Components 1.25%
Toyo Tire & Rubber Co., Ltd.	30,800	604

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Building Products 1.00%
Aica Kogyo Co., Ltd.	23,500	$485

Construction & Engineering 1.57%
Maeda Road Construction Co., Ltd.	17,000	252
SHO-BOND Holdings Co., Ltd.	13,000	509
		761

Diversified Financial Services 1.15%
Century Tokyo Leasing Corp.	22,500	561

Electronic Equipment, Instruments & Components 1.96%
Hitachi High-Technologies Corp.	21,600	620
Topcon Corp.	15,600	331
		951

Food & Staples Retailing 1.40%
Sundrug Co., Ltd.	16,600	679

Food Products 0.66%
Toyo Suisan Kaisha Ltd.	10,000	322

Hotels, Restaurants & Leisure 1.09%
St. Marc Holdings Co., Ltd.	9,200	528

Household Durables 0.94%
Haseko Corp.	56,800	457

Information Technology Services 2.63%
NS Solutions Corp.	12,400	332
Obic Co., Ltd.	13,900	451
SCSK Corp.	19,600	491
		1,274

Machinery 2.64%
CKD Corp.	33,600	320
Nabtesco Corp.	14,900	360
NSK Ltd.	51,000	602
		1,282
		U.S. $
		Fair Value
Investments	Shares	(000)
Personal Products 1.11%
Kobayashi Pharmaceutical Co., Ltd.	9,300	$541

Professional Services 1.29%
Temp Holdings Co., Ltd.	19,900	624

Real Estate Management & Development 1.69%
Hulic Co., Ltd.	43,600	436
Takara Leben Co., Ltd.	88,300	382
		818
Software 0.35%
NSD Co., Ltd.	11,500	168

Specialty Retail 0.26%
United Arrows Ltd.	4,600	129

Wireless Telecommunication Services 0.85%
Okinawa Cellular Telephone Co.	15,200	410
Total Japan		10,594

Luxembourg 1.52%

Real Estate Management & Development
GAGFAH SA *	16,971	379
Grand City Properties SA *	24,173	356
		735

Mexico 0.56%

Real Estate Investment Trusts
Macquarie Mexico Real Estate Management SA de CV *	160,100	274

Netherlands 4.70%

Construction & Engineering 1.99%
Arcadis NV	32,103	963

Machinery 1.43%
Aalberts Industries NV	23,547	694

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
Netherlands (continued)

Professional Services 1.28%
USG People NV	55,598	$622
Total Netherlands		2,279

New Zealand 2.05%

Airlines
Air New Zealand Ltd.	516,551	992

Philippines 1.80%

Banks 0.77%
Rizal Commercial Banking Corp.	349,840	373

Real Estate Management & Development 1.03%
Filinvest Land, Inc.	14,662,000	499
Total Philippines		872

Portugal 0.90%

Multi-Utilities
REN—Redes Energeticas Nacionais SGPS SA	150,455	436

Spain 0.46%

Food Products
Ebro Foods SA	13,483	223

Sweden 4.07%

Commercial Services & Supplies 2.80%
Intrum Justitia AB	11,105	329
Loomis AB Class B	35,702	1,031
		1,360

Food & Staples Retailing 1.27%
Axfood AB	10,276	614
Total Sweden		1,974

Switzerland 2.88%

Capital Markets 0.38%
EFG International AG *	15,719	183
		U.S. $
		Fair Value
Investments	Shares	(000)
Communications Equipment 0.57%
Ascom Holding AG Registered Shares	17,981	$275

Household Durables 1.93%
Forbo Holding AG Registered Shares *	937	937
Total Switzerland		1,395

Taiwan 1.77%

Semiconductors & Semiconductor Equipment
eMemory Technology, Inc.	17,000	195
Epistar Corp.	334,000	661
		856

United Kingdom 19.17%

Capital Markets 1.82%
Ashmore Group plc	89,067	386
Jupiter Fund Management plc	87,901	496
		882

Chemicals 1.27%
Essentra plc	54,133	614

Commercial Services & Supplies 0.25%
APR Energy plc	42,746	123

Diversified Financial Services 1.79%
Arrow Global Group plc	246,467	870

Health Care Providers & Services 0.75%
Synergy Health plc	11,289	366

Household Durables 1.01%
Berkeley Group Holdings plc	12,741	490

Information Technology Services 1.23%
Innovation Group plc	1,283,875	597

Insurance 1.65%
Catlin Group Ltd.	47,804	498
Just Retirement Group plc	130,842	302
		800

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Multi-Line Retail 2.48%
B&M European Value Retail SA	128,607	$571
Debenhams plc	220,252	257
Poundland Group plc *	73,176	374
		1,202

Oil, Gas & Consumable Fuels 0.68%
Genel Energy plc *	16,328	177
Ophir Energy plc *	68,690	151
		328

Professional Services 3.20%
Exova Group plc *	164,187	410
Hays plc	189,047	425
Michael Page International plc	112,630	718
		1,553

Software 0.56%
Tungsten Corp. plc *	62,476	274

Specialty Retail 1.03%
Howden Joinery Group plc	79,832	498

Textiles, Apparel & Luxury Goods 0.84%
Jimmy Choo plc *	148,803	406

Trading Companies & Distributors 0.61%
Diploma plc	26,611	297
Total United Kingdom		9,300
Total Common Stocks (cost $44,716,567)		46,445

PREFERRED STOCK 1.17%

Germany

Machinery
Jungheinrich AG (cost $654,143)	8,892	566
Total Long-Term Investments (cost $45,370,710)		47,011
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.69%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $1,355,000 of U.S. Treasury Note at 0.75% due 3/31/2018; value: $1,336,079; proceeds: $1,305,857 (cost $1,305,857)	$1,306	$1,306
Total Investments in Securities 99.61% (cost $46,676,567)		48,317
Foreign Cash and Other Assets in Excess of Liabilities 0.39%		191
Net Assets 100.00%		$48,508

GDR  Global Depositary Receipt.

*	Non-income producing security.
+	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)
Australia	$–	$1,288	$–	$1,288
Austria	–	245	–	245
Belgium	–	172	–	172
Brazil	263	–	–	263
Canada	744	–	–	744
China	–	1,417	–	1,417
Finland	–	730	–	730
France	–	1,068	–	1,068
Georgia	–	375	–	375
Germany	–	2,969	–	2,969
Greece	–	177	–	177
Hong Kong	619	1,672	–	2,291
India	–	1,596	–	1,596
Indonesia	288	187	–	475
Ireland	870	–	–	870
Israel	–	578	–	578
Italy	312	945	–	1,257
Japan	–	10,594	–	10,594
Luxembourg	356	379	–	735
Mexico	274	–	–	274
Netherlands	–	2,279	–	2,279
New Zealand	–	992	–	992
Philippines	–	872	–	872
Portugal	–	436	–	436
Spain	–	223	–	223
Sweden	–	1,974	–	1,974
Switzerland	1,120	275	–	1,395
Taiwan	–	856	–	856
United Kingdom	2,063	7,237	–	9,300
Preferred Stock	–	566	–	566
Repurchase Agreement	–	1,306	–	1,306
Total	$6,909	$41,408	$–	$48,317
(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of December 31, 2014, the Fund utilized adjusted valuations for the majority of foreign securities (as described in Note 2(a)) which resulted in Level 2 inputs. As of December 31, 2013, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign securities are principally traded which resulted in Level 1 inputs for the majority of foreign securities. For the fiscal year ended December 31, 2014, total securities transferred from Level 1 to Level 2 amounted to $17,997,777, and total securities transferred from Level 2 to Level 1 amounted to $266,618.

12	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $46,676,567)	$48,317,419
Foreign cash, at value (cost $272,404)	268,496
Receivables:
Dividends	81,741
From advisor (See Note 3)	11,919
Investment securities sold	4,802
Capital shares sold	4,751
Prepaid expenses	326
Total assets	48,689,454
LIABILITIES:
Payables:
Management fee	30,891
Capital shares reacquired	25,398
Directors’ fees	6,964
Fund administration	1,647
Accrued expenses	116,848
Total liabilities	181,748
NET ASSETS	$48,507,706
COMPOSITION OF NET ASSETS:
Paid-in capital	$46,833,016
Distributions in excess of net investment income	(140,452)
Accumulated net realized gain on investments and foreign currency related transactions	180,014
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,635,128
Net Assets	$48,507,706
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,011,463
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$8.07

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $103,029)	$1,119,524
Total investment income	1,119,524
Expenses:
Management fee	398,994
Non 12b-1 service fees	132,993
Custody	67,957
Shareholder servicing	67,384
Professional	55,710
Reports to shareholders	27,263
Fund administration	21,280
Directors’ fees	2,471
Other	18,777
Gross expenses	792,829
Expense reductions (See Note 8)	(45)
Management fee waived (See Note 3)	(154,394)
Net expenses	638,390
Net investment income	481,134
Net realized and unrealized gain (loss):
Net realized gain on investments and foreign currency related transactions	6,008,672
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,445,428)
Net realized and unrealized loss	(3,436,756)
Net Decrease in Net Assets Resulting From Operations	$(2,955,622)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$481,134	$494,266
Net realized gain on investments and foreign currency related transactions	6,008,672	6,747,228
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,445,428)	7,335,969
Net increase (decrease) in net assets resulting from operations	(2,955,622)	14,577,463
Distributions to shareholders from:
Net investment income	(682,549)	(980,951)
Net realized gain	(7,015,810)	(4,442,799)
Total distributions to shareholders	(7,698,359)	(5,423,750)
Capital share transactions (See Note 12):
Proceeds from sales of shares	8,230,559	9,751,125
Reinvestment of distributions	7,698,359	5,423,750
Cost of shares reacquired	(13,833,866)	(16,392,903)
Net increase (decrease) in net assets resulting from capital share transactions	2,095,052	(1,218,028)
Net increase (decrease) in net assets	(8,558,929)	7,935,685
NET ASSETS:
Beginning of year	$57,066,635	$49,130,950
End of year	$48,507,706	$57,066,635
Distributions in excess of net investment income	$(140,452)	$(320,618)

See Notes to Financial Statements.	15

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.08	$8.48	$7.30	$8.76	$7.28
Investment operations:
Net investment income(a)	.09	.09	.12	.09	.07
Net realized and unrealized gain (loss)	(.64)	2.56	1.37	(1.47)	1.47
Total from investment operations	(.55)	2.65	1.49	(1.38)	1.54
Distributions to shareholders from:
Net investment income	(.13)	(.19)	(.17)	(.08)	(.06)
Net realized gain	(1.33)	(.86)	(.14)	–	–
Total distributions	(1.46)	(1.05)	(.31)	(.08)	(.06)
Net asset value, end of year	$ 8.07	$10.08	$8.48	$7.30	$8.76
Total Return(b)	(5.76)%	31.70%	20.38%	(15.72)%	21.22%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.49%	1.44%	1.42%	1.51%	1.41%
Net investment income	.90%	.93%	1.44%	1.03%	.88%
Supplemental Data:
Net assets, end of year (000)	$48,508	$57,067	$49,131	$42,917	$52,631
Portfolio turnover rate	64.58%	89.28%	100.44%	99.73%	86.71%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

17

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations.

18

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 2 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .46% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.20%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

20

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$3,300,644	$3,193,101
Net long-term capital gains	4,397,715	2,230,649
Total distributions paid	$7,698,359	$5,423,750

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$214,068
Undistributed long-term capital gains	195,938
Total undistributed earnings	410,006
Temporary differences	(138,706)
Unrealized gains - net	1,403,390
Total accumulated gains - net	$1,674,690

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $131,745 during fiscal 2014.

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$46,908,305
Gross unrealized gain	5,585,738
Gross unrealized loss	(4,176,624)
Net unrealized security gain	$1,409,114

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Gain
$381,581	$(381,581)

The permanent differences are attributable to the tax treatment of certain foreign securities, certain distributions and foreign currency transactions.

21

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$33,759,147	$40,081,593

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,305,857	$–	$1,305,857
Total	$1,305,857	$–	$1,305,857

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,305,857	$–	$–	$(1,305,857)	$–
Total	$1,305,857	$–	$–	$(1,305,857)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

22

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign

23

Notes to Financial Statements (concluded)

investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	848,453	1,013,320
Reinvestment of distributions	912,041	554,576
Shares reacquired	(1,411,340)	(1,696,633)
Increase (decrease)	349,154	(128,737)

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of International Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

25

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•  E. Thayer Bigelow

•  Robert B. Calhoun, Jr.

•  Eric C. Fast

•  Daria L. Foster

•  Evelyn E. Guernsey

•  Julie A. Hill

•  Franklin W. Hobbs

•  James M. McTaggart

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

26

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

28

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

29

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

31

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one, five, and ten-year periods and above the median for the three-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

32

Approval of Advisory Contract (continued)

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the

33

Approval of Advisory Contract (concluded)

existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

34

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The Fund intends to pass through foreign source income of $1,222,679 and foreign taxes of $103,029.

In addition, of the distributions paid to shareholders during the fiscal year ended December 31, 2014, $2,626,481 and $4,397,715, respectively, represent short-term and long-term capital gains.

35

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. International Opportunities Portfolio	SFIO-PORT-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio

Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Mid Cap Stock Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 11.53%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 14.75% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market from November 2013 through October 2014, there were a few periods of heightened volatility, most recently in October 2014, when the market almost entered a correction before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.5%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.” Interest rates (as measured by the 10-year U.S. Treasury note) surprised many investors by steadily declining throughout the course of the year, reflecting both Federal Reserve policy and a slowdown in global economic growth. Large capitalization companies finished the year roughly in line with mid caps, and within the mid cap space, value outperformed growth companies.

Security selection within the consumer discretionary sector was a factor in the Fund’s relative underperformance during the 12-month period. Within the sector, notable detractors included Tupperware Brands Corp. and SeaWorld Entertainment, Inc. With respect to Tupperware Brands Corp., shares of the global storage and serving solutions company were weakened by news of slowing sales in emerging markets, which account for two-thirds of the company’s total sales. In the case of SeaWorld Entertainment, Inc., the theme park and entertainment company reported second quarter earnings that were well below management’s expectations due to very weak attendance; this weakness led to a reduction of guidance by management, to which the market reacted poorly.

In addition, security selection within the industrials sector, especially in Jacobs Engineering Group, Inc., detracted from relative performance. Shares of the technical professional services firm experienced weakness throughout the period due partially to consecutive quarters of disappointing data.

Contributing to the Fund’s relative performance was security selection within the information technology sector. Game software developer Electronic Arts, Inc. (EA) was a key relative contributor within the sector, returning more than 100% during the period. Shares were buoyed by very strong earnings reports which led to favorable guidance from EA’s management. Another contributor within information technology was analog semiconductor producer Skyworks Solutions, Inc. Skyworks’ shares rose steadily for most of the period thanks in part to positive earnings that were supported by consistent execution and strength in the handset market in China.

The Fund also benefited from the performance of health care holding Mallinckrodt Plc. Shares of the global specialty pharmaceuticals company climbed for much of the period due in part to the acquisition of a competitor. This stock also benefited from being added to the S&P 500® Index.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(r) Value index.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. the Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Class VC	11.53%	14.92%	6.52%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$1,029.60	$5.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	10.16%
Consumer Staples	2.81%
Energy	4.97%
Financials	32.97%
Health Care	9.67%
Industrials	10.55%
Information Technology	10.86%
Materials	8.86%
Utilities	8.40%
Repurchase Agreement	0.75%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.09%

Aerospace & Defense 3.25%
Exelis, Inc.	389,700	$6,831
Triumph Group, Inc.	100,200	6,736
Total		13,567

Banks 8.41%
CIT Group, Inc.	113,300	5,419
Citizens Financial Group, Inc.	228,400	5,678
East West Bancorp, Inc.	114,400	4,429
First Republic Bank	86,600	4,514
M&T Bank Corp.	60,200	7,562
SunTrust Banks, Inc.	180,200	7,550
Total		35,152

Building Products 1.37%
Armstrong World Industries, Inc.*	112,300	5,741

Capital Markets 3.73%
Affiliated Managers Group, Inc.*	20,900	4,436
Greenhill & Co., Inc.	71,700	3,126
Invesco Ltd.	203,600	8,046
Total		15,608

Chemicals 4.48%
Albemarle Corp.	115,300	6,933
Axalta Coating Systems Ltd.*	184,700	4,806
Axiall Corp.	85,200	3,619
Huntsman Corp.	147,600	3,362
Total		18,720

Commercial Services & Supplies 1.22%
Tyco International plc	116,700	5,118

Communications Equipment 2.10%
Juniper Networks, Inc.	215,100	4,801
Motorola Solutions, Inc.	59,500	3,991
Total		8,792
		Fair
		Value
Investments	Shares	(000)
Electric: Utilities 5.88%
Edison International	112,700	$7,380
ITC Holdings Corp.	119,000	4,811
Portland General Electric Co.	177,400	6,711
PPL Corp.	156,800	5,696
Total		24,598

Energy Equipment & Services 0.64%
Superior Energy Services, Inc.	132,700	2,674

Food Products 2.81%
ConAgra Foods, Inc.	117,400	4,259
Pinnacle Foods, Inc.	212,200	7,491
Total		11,750

Health Care Equipment & Supplies 1.12%
St. Jude Medical, Inc.	71,700	4,663

Health Care Providers & Services 4.17%
Cardinal Health, Inc.	80,967	6,536
Cigna Corp.	65,900	6,782
Universal Health Services, Inc. Class B	36,900	4,106
Total		17,424

Hotels, Restaurants & Leisure 2.66%
Hyatt Hotels Corp. Class A*	56,700	3,414
Wyndham Worldwide Corp.	89,700	7,692
Total		11,106

Household Durables 4.36%
Jarden Corp.*	151,100	7,235
Lennar Corp. Class A	82,400	3,692
Whirlpool Corp.	37,600	7,285
Total		18,212

Information Technology Services 3.51%
Fidelity National Information Services, Inc.	127,000	7,899
Vantiv, Inc. Class A*	98,900	3,355
VeriFone Systems, Inc.*	91,600	3,408
Total		14,662

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Insurance 9.95%
Allstate Corp. (The)	91,200	$6,407
Argo Group International Holdings Ltd.	73,700	4,088
Hartford Financial Services Group, Inc. (The)	244,300	10,185
Lincoln National Corp.	135,000	7,786
Marsh & McLennan Cos., Inc.	71,600	4,098
XL Group plc (Ireland)(a)	262,800	9,032
Total		41,596

Leisure Product 0.61%
Hasbro, Inc.	46,500	2,557

Life Sciences Tools & Services 1.23%
PerkinElmer, Inc.	117,300	5,129

Machinery 1.29%
Stanley Black & Decker, Inc.	56,100	5,390

Metals & Mining 2.40%
Allegheny Technologies, Inc.	164,800	5,730
Reliance Steel & Aluminum Co.	70,300	4,307
Total		10,037

Multi-Line Retail 1.06%
Macy’s, Inc.	67,600	4,445

Multi-Utilities 2.50%
CMS Energy Corp.	128,500	4,466
Sempra Energy	53,900	6,002
Total		10,468

Oil, Gas & Consumable Fuels 4.32%
Cimarex Energy Co.	68,000	7,208
CONSOL Energy, Inc.	127,700	4,318
EQT Corp.	51,300	3,883
Gulfport Energy Corp.*	64,000	2,671
Total		18,080

Paper & Forest Products 1.97%
International Paper Co.	153,600	8,230
		Fair
		Value
Investments	Shares	(000)
Pharmaceuticals 3.15%
Actavis plc*	9,400	$2,420
Mallinckrodt plc*	63,800	6,318
Mylan, Inc.*	78,500	4,425
Total		13,163

Real Estate Investment Trusts 8.20%
BioMed Realty Trust, Inc.	176,000	3,791
Boston Properties, Inc.	53,600	6,898
Camden Property Trust	68,700	5,073
DDR Corp.	165,300	3,035
Duke Realty Corp.	161,700	3,266
Kimco Realty Corp.	141,800	3,565
Macerich Co. (The)	46,400	3,870
SL Green Realty Corp.	40,400	4,808
Total		34,306

Real Estate Management & Development 2.63%
Jones Lang LaSalle, Inc.	47,500	7,122
Realogy Holdings Corp.*	87,100	3,875
Total		10,997

Road & Rail 2.72%
Con-way, Inc.	101,700	5,002
Ryder System, Inc.	68,800	6,388
Total		11,390

Semiconductors & Semiconductor Equipment 3.44%
Broadcom Corp. Class A	173,600	7,522
NVIDIA Corp.	232,323	4,658
NXP Semiconductor NV (Netherlands)*(a)	28,900	2,208
Total		14,388

Software 0.63%
Electronic Arts, Inc.*	56,300	2,647

Technology Hardware, Storage & Peripheral 1.16%
SanDisk Corp.	49,400	4,840

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Textiles, Apparel & Luxury Goods 1.45%
PVH Corp.	47,400	$6,075

Trading Companies & Distributors 0.67%
WESCO International, Inc.*	37,000	2,820
Total Common Stocks (cost $338,089,857)		414,345
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.75%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $3,255,000 of U.S. Treasury Note at 0.75% due 3/31/2018; value: $3,209,547; proceeds: $3,143,838 (cost $3,143,838)	$3,144	$3,144
Total Investments in Securities 99.84% (cost $341,233,695)		417,489
Cash and Other Assets in Excess of Liabilities 0.16%		675
Net Assets 100.00%		$418,164

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$414,345	$–	$–	$414,345
Repurchase Agreement	–	3,144	–	3,144
Total	$414,345	$3,144	$–	$417,489

(1)	Refer to note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $341,233,695)	$417,488,995
Cash	116,032
Receivables:
Investment securities sold	1,407,585
Dividends	941,642
Capital shares sold	87,958
Prepaid expenses	2,882
Total assets	420,045,094
LIABILITIES:
Payables:
Capital shares reacquired	840,863
Management fee	266,876
Directors’ fees	107,542
Fund administration	14,233
Accrued expenses	651,385
Total liabilities	1,880,899
NET ASSETS	$418,164,195
COMPOSITION OF NET ASSETS:
Paid-in capital	$365,707,166
Distributions in excess of net investment income	(90,823)
Accumulated net realized loss on investments	(23,707,448)
Net unrealized appreciation on investments	76,255,300
Net Assets	$418,164,195
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	16,070,224
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$26.02

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends	$ 6,626,900
Total investment income	6,626,900
Expenses:
Management fee	3,189,611
Non 12b-1 service fees	1,063,209
Shareholder servicing	312,852
Fund administration	170,113
Reports to shareholders	90,456
Professional	55,830
Directors’ fees	19,472
Custody	13,289
Other	21,450
Gross expenses	4,936,282
Expense reductions (See Note 8)	(359)
Net expenses	4,935,923
Net investment income	1,690,977
Net realized and unrealized gain (loss):
Net realized gain on investments	64,900,547
Net change in unrealized appreciation/depreciation on investments	(20,494,129)
Net realized and unrealized gain	44,406,418
Net Increase in Net Assets Resulting From Operations	$ 46,097,395

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment income	$1,690,977	$2,084,235
Net realized gain on investments	64,900,547	67,184,082
Net change in unrealized appreciation/depreciation on investments	(20,494,129)	42,767,955
Net increase in net assets resulting from operations	46,097,395	112,036,272
Distributions to shareholders from:
Net investment income	(1,798,848)	(1,695,805)
Capital share transactions (See Note 12):
Proceeds from sales of shares	18,657,754	21,163,313
Reinvestment of distributions	1,798,848	1,695,804
Cost of shares reacquired	(83,745,873)	(95,243,425)
Net decrease in net assets resulting from capital share transactions	(63,289,271)	(72,384,308)
Net increase (decrease) in net assets	(18,990,724)	37,956,159
NET ASSETS:
Beginning of year	$437,154,919	$399,198,760
End of year	$418,164,195	$437,154,919
Distributions in excess of net investment income	$(90,823)	$(102,771)

12	See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.43	$18.05	$15.86	$16.56	$13.26
Investment operations:
Net investment income(a)	.10	.10	.11	.03	.05
Net realized and unrealized gain (loss)	2.60	5.37	2.20	(.69)	3.31
Total from investment operations	2.70	5.47	2.31	(.66)	3.36
Distributions to shareholders from:
Net investment income	(.11)	(.09)	(.12)	(.04)	(.06)
Net asset value, end of year	$26.02	$23.43	$18.05	$15.86	$16.56
Total Return(b)	11.53%	30.32%	14.55%	(4.01)%	25.43%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.16%	1.14%	1.16%	1.17%	1.21%
Expenses, excluding expense reductions	1.16%	1.14%	1.16%	1.17%	1.21%
Net investment income	.40%	.49%	.66%	.20%	.38%

Supplemental Data:
Net assets, end of year (000)	$418,164	$437,155	$399,199	$414,004	$498,818
Portfolio turnover rate	58.45%	62.17%	65.70%	41.69%	68.22%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

Notes to Financial Statements (continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2014, the effective management was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the

Notes to Financial Statements (continued)

insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$1,798,848	$1,695,805
Total distributions paid	$1,798,848	$1,695,805

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$16,719
Total undistributed earnings	16,719
Capital loss carryforwards*	(23,484,108)
Temporary differences	(107,542)
Unrealized gains – net	76,031,960
Total accumulated gains – net	$52,457,029

*	As of December 31, 2014, the Fund has a capital loss carryforward of $23,484,108 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

Notes to Financial Statements (continued)

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$341,457,035
Gross unrealized gain	82,212,874
Gross unrealized loss	(6,180,914)
Net unrealized security gain	$76,031,960

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received and wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized	Paid-in
Investment Income	Loss	Capital
$119,819	$(119,614)	$(205)

The permanent differences are attributable to the tax treatment of certain securities and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$247,079,422	$309,535,049

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 201-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

Notes to Financial Statements (continued)

financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Net Amounts of
Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
		Statement	the Statement
	Gross Amounts of	of Assets	of Assets and
Description	Recognized Assets	and Liabilities	Liabilities
Repurchase Agreement	$3,143,838	$–	$3,143,838
Total	$3,143,838	$–	$3,143,838

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$3,143,838	$–	$–	$(3,143,838)	$–
Total	$3,143,838	$–	$–	$(3,143,838)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This

Notes to Financial Statements (concluded)

amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	757,148	1,025,929
Reinvestment of distributions	68,554	73,701
Shares reacquired	(3,411,614)	(4,564,563)
Decrease	(2,585,912)	(3,464,933)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Mid Cap Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Stock Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the performance peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Approval of Advisory Contract (continued)

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was slightly above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Short Duration Income Portfolio

For the fiscal period ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

28	Statement of Assets and Liabilities

29	Statement of Operations

30	Statement of Changes in Net Assets

31	Financial Highlights

32	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Supplemental Information to Shareholders

Lord Abbett Series Fund — Short Duration Income

Portfolio* Annual Report

For the fiscal period ended December 31, 2014

* The Fund commenced operations on April 4, 2014 and investment performance began April 14, 2014.

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Short Duration Income Portfolio for the fiscal period ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal period performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the period April 14, 2014 to December 31, 2014, the Fund returned 0.22%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate Index,1 which returned 0.41% during the same period.

As the Treasury yield curve flattened over the period, longer-maturity bonds issued by the U.S. government outperformed their shorter-maturity cohorts. Over the same time period,

corporate spreads widened; however, credit-sensitive sectors of the market benefited from higher yields, and outperformed their risk-free counterparts over the period.

Consistent with the Fund’s strategic design, the portfolio maintained exposures to a variety of bond market sectors, in addition to the investment-grade corporate bonds represented in the benchmark. Throughout the period, the portfolio maintained a modest exposure to high-yield corporate bonds. Over the

1

period, high-yield spreads widened, and the sector underperformed the investment-grade corporate market. In addition, the Fund maintained an allocation to asset-backed securities, as we continued to find value in the asset class’s liquid nature. This lower-yielding sector of the market underperformed the investment-grade corporate market over the period. In contrast, the mortgage-backed sector of the market outperformed the corporate sector over the period, and the Fund held a minor allocation to this space. The Fund maintained a significant allocation to commercial mortgage-backed securities, and we maintained our positive outlook for the commercial real estate sector at period-end.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1  The BofA Merrill Lynch 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment-grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the BofA Merrill Lynch 1-3 year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Total Return for the

Period Ended December 31, 2014

Life of Class
Class VC2	0.22%*

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2   The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

*   Because Class VC shares have existed for less than one year, average annual returns are not provided.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$ 996.20	$4.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Auto	0.96%
Basic Industry	0.68%
Capital Goods	0.14%
Consumer Cyclicals	3.75%
Consumer Discretionary	1.56%
Consumer Services	1.80%
Consumer Staples	0.77%
Energy	6.26%
Financial Services	48.77%
Foreign Government	1.91%
Health Care	4.31%
Integrated Oils	3.62%
Materials and Processing	3.09%
Producer Durables	0.19%
Technology	2.58%
Telecommunications	1.30%
Transportation	1.00%
U.S. Government	8.27%
Utilities	1.24%
Repurchase Agreement	7.80%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
LONG-TERM INVESTMENTS 87.21%

ASSET-BACKED SECURITIES 9.11%

Automobiles 5.57%
Ally Auto Receivables Trust 2012-5 A3	0.62%		3/15/2017	$14	$13,814
Ally Auto Receivables Trust 2014-2 A3	1.25%		4/15/2019	45	44,953
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%		9/10/2018	25	24,998
California Republic Auto Receivables Trust 2014-3 A3	1.09%		11/15/2018	5	4,995
California Republic Auto Receivables Trust 2014-4 A3	1.27%		1/15/2019	10	10,015
Capital Auto Receivables Asset Trust 2013-2 A2	0.92%		9/20/2016	21	20,773
CarMax Auto Owner Trust 2013-2 A3	0.64%		1/16/2018	25	24,987
CarMax Auto Owner Trust 2013-3 A3	0.97%		4/16/2018	15	15,035
Fifth Third Auto Trust 2014-3 A3	0.96%		3/15/2019	15	14,945
Ford Credit Auto Owner Trust 2012-D A3	0.51%		4/15/2017	57	56,949
Ford Credit Auto Owner Trust 2013-D A3	0.67%		4/15/2018	35	34,963
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%		9/18/2017	15	14,992
Nissan Auto Lease Trust 2014-A A3	0.80%		2/15/2017	65	64,976
Santander Drive Auto Receivables Trust 2013-3 B	1.19%		5/15/2018	6	6,004
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%		4/20/2018	60	59,839
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	15	15,038
Total					427,276

Home Equity 0.26%
Home Equity Asset Trust 2006-8 2A2	0.265%	#	3/25/2037	20	20,249

Other 3.28%
HLSS Servicer Advance Receivables Backed Notes 2013-T7 AT7†	1.981%		11/15/2046	100	99,034
Nomura CRE CDO Ltd. 2007-2A A1A†	0.481%	#	5/21/2042	41	40,527
SLM Private Education Loan Trust 2012-A A1†	1.561%	#	8/15/2025	44	44,418
SLM Private Education Loan Trust 2013-B A1†	0.811%	#	7/15/2022	68	67,830
Total					251,809
Total Asset-Backed Securities (cost $699,821)					699,334

CORPORATE BONDS 37.51%

Advertising 0.09%
Alliance Data Systems Corp.†	6.375%		4/1/2020	7	7,184

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Aerospace/Defense 0.20%
Exelis, Inc.	4.25%	10/1/2016	$15	$15,520

Air Transportation 0.09%
American Airlines Group, Inc.†	5.50%	10/1/2019	7	7,149

Auto Parts: Original Equipment 0.58%
Accuride Corp.	9.50%	8/1/2018	5	5,163
Delphi Corp.	6.125%	5/15/2021	19	20,757
Hertz Corp. (The)	7.50%	10/15/2018	13	13,520
International Automotive Components Group SA (Luxembourg)†(a)	9.125%	6/1/2018	5	5,250
Total				44,690

Automotive 0.04%
Oshkosh Corp.	8.50%	3/1/2020	3	3,158

Banks: Money Center 0.09%
Bank of America Corp.	5.25%	12/1/2015	2	2,072
Ocwen Financial Corp.†	6.625%	5/15/2019	5	4,600
Total				6,672

Banks: Regional 2.02%
Associated Banc-Corp.	5.125%	3/28/2016	2	2,088
Citigroup, Inc.	5.50%	2/15/2017	20	21,510
Goldman Sachs Group, Inc. (The)	5.625%	1/15/2017	25	26,823
Morgan Stanley	3.00%	8/31/2015	50	50,187
National City Corp.	6.875%	5/15/2019	4	4,704
PNC Funding Corp.	5.625%	2/1/2017	5	5,399
Popular, Inc.	7.00%	7/1/2019	2	2,010
Royal Bank of Scotland Group plc (United Kingdom)(a)	2.55%	9/18/2015	35	35,357
Royal Bank of Scotland NV (Netherlands)(a)	4.65%	6/4/2018	2	2,080
Royal Bank of Scotland plc (The) (United Kingdom)(a)	9.50%	3/16/2022	4	4,554
Total				154,712

Biotechnology Research & Production 0.10%
STHI Holding Corp.†	8.00%	3/15/2018	7	7,324

Brokers 0.31%
Jefferies Group LLC	8.50%	7/15/2019	20	24,066

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Building Materials 0.27%
Ainsworth Lumber Co., Ltd. (Canada)†(a)	7.50%	12/15/2017	$5	$5,175
Cimento Tupi SA (Brazil)†(a)	9.75%	5/11/2018	10	9,610
Martin Marietta Materials, Inc.	6.60%	4/15/2018	2	2,269
Owens Corning	9.00%	6/15/2019	3	3,634
Total				20,688

Business Services 0.28%
Expedia, Inc.	7.456%	8/15/2018	8	9,312
Jaguar Holding Co. I PIK†	9.375%	10/15/2017	8	8,196
NES Rentals Holdings, Inc.†	7.875%	5/1/2018	4	4,080
Total				21,588

Cable Services 0.03%
Time Warner Cable, Inc.	8.75%	2/14/2019	2	2,478

Chemicals 0.48%
Albemarle Corp.	3.00%	12/1/2019	2	2,003
Nufarm Australia Ltd. (Australia)†(a)	6.375%	10/15/2019	2	2,022
PetroLogistics LP/PetroLogistics Finance Corp.	6.25%	4/1/2020	15	16,237
Taminco Global Chemical Corp. (Belgium)†(a)	9.75%	3/31/2020	15	16,444
Total				36,706

Coal 0.52%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.	8.50%	12/15/2019	10	10,450
CONSOL Energy, Inc.	8.25%	4/1/2020	17	17,701
Penn Virginia Corp.	7.25%	4/15/2019	10	7,850
Penn Virginia Corp.	8.50%	5/1/2020	5	4,025
Total				40,026

Computer Hardware 0.14%
DynCorp International, Inc.	10.375%	7/1/2017	9	7,695
Seagate HDD Cayman	6.875%	5/1/2020	3	3,157
Total				10,852

Computer Service 0.36%
Computer Sciences Corp.	6.50%	3/15/2018	25	27,966

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Computer Software 0.78%
Aspect Software, Inc.	10.625%	5/15/2017	$11	$10,450
Brocade Communications Systems, Inc.	6.875%	1/15/2020	15	15,544
First Data Corp.†	8.25%	1/15/2021	2	2,150
First Data Corp.	11.75%	8/15/2021	2	2,305
First Data Corp.	12.625%	1/15/2021	8	9,520
Sophia LP/Sophia Finance, Inc.†	9.75%	1/15/2019	5	5,356
SRA International, Inc.	11.00%	10/1/2019	5	5,337
SunGard Data Systems, Inc.	7.625%	11/15/2020	9	9,585
Total				60,247

Consumer Products 0.26%
Avon Products, Inc.	2.375%	3/15/2016	10	9,950
Avon Products, Inc.	4.60%	3/15/2020	11	10,037
Total				19,987

Containers 0.34%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	20	20,500
Tekni-Plex, Inc.†	9.75%	6/1/2019	5	5,450
Total				25,950

Diversified 0.18%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	16	13,600

Drugs 0.83%
Capsugel SA PIK (Luxembourg)†(a)	7.00%	5/15/2019	18	18,214
Hospira, Inc.	6.05%	3/30/2017	5	5,394
Mylan, Inc.†	7.875%	7/15/2020	35	37,286
Valeant Pharmaceuticals International†	6.875%	12/1/2018	3	3,106
Total				64,000

Electric: Power 0.68%
Duquesne Light Holdings, Inc.	5.50%	8/15/2015	8	8,217
Metropolitan Edison Co.	7.70%	1/15/2019	3	3,593
Pepco Holdings, Inc.	2.70%	10/1/2015	40	40,489
Total				52,299

Electronics 0.25%
Jabil Circuit, Inc.	7.75%	7/15/2016	5	5,381
Jabil Circuit, Inc.	8.25%	3/15/2018	12	13,703
Total				19,084

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electronics: Semi-Conductors/Components 0.42%
Freescale Semiconductor, Inc.	10.75%	8/1/2020	$6	$6,570
KLA-Tencor Corp.	2.375%	11/1/2017	14	14,083
KLA-Tencor Corp.	3.375%	11/1/2019	11	11,220
Total				31,873

Energy Equipment & Services 0.71%
Copano Energy LLC/Copano Energy Finance Corp.	7.125%	4/1/2021	15	16,296
Energy Transfer Partners LP	9.00%	4/15/2019	24	29,483
Energy Transfer Partners LP	9.70%	3/15/2019	7	8,794
Total				54,573

Engineering & Contracting Services 0.02%
New Enterprise Stone & Lime Co., Inc.	11.00%	9/1/2018	2	1,860

Entertainment 0.65%
CCO Holdings LLC/CCO Holdings Capital Corp.	7.00%	1/15/2019	22	22,880
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	12	12,203
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	3	3,195
Shingle Springs Tribal Gaming Authority†	9.75%	9/1/2021	4	4,500
Vail Resorts, Inc.	6.50%	5/1/2019	7	7,258
Total				50,036

Financial Services 2.93%
Air Lease Corp.	4.50%	1/15/2016	18	18,540
Air Lease Corp.	5.625%	4/1/2017	27	29,160
Bank of America Corp.	7.80%	9/15/2016	35	38,554
Countrywide Financial Corp.	6.25%	5/15/2016	45	47,776
Dun & Bradstreet Corp. (The)	3.25%	12/1/2017	5	5,144
Fidelity National Financial, Inc.	6.60%	5/15/2017	5	5,502
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	3	3,105
Legacy Reserves LP/Legacy Reserves Finance Corp.	8.00%	12/1/2020	3	2,505
Lloyds Bank plc (United Kingdom)(a)	9.875%	12/16/2021	25	28,750
Milestone Aviation Group Ltd. (The) (Ireland)†(a)	8.625%	12/15/2017	5	5,425
Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625%	5/1/2019	9	9,562
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.625%	3/15/2020	5	5,250
ROC Finance LLC/ROC Finance 1 Corp.†	12.125%	9/1/2018	5	5,300

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Western Union Co. (The)	3.35%	5/22/2019	$20	$20,507
Total				225,080

Financial: Miscellaneous 0.07%
NASDAQ OMX Group, Inc. (The)	5.25%	1/16/2018	5	5,446

Food 0.58%
Big Heart Pet Brands	7.625%	2/15/2019	15	14,775
Tesco plc (United Kingdom)†(a)	5.50%	11/15/2017	2	2,100
US Foods, Inc.	8.50%	6/30/2019	26	27,586
Total				44,461

Gaming 0.45%
CCM Merger, Inc.†	9.125%	5/1/2019	7	7,385
Isle of Capri Casinos, Inc.	7.75%	3/15/2019	3	3,120
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	13	12,740
Pinnacle Entertainment, Inc.	7.50%	4/15/2021	5	5,237
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	6	6,345
Total				34,827

Health Care 0.05%
Zoetis, Inc.	1.15%	2/1/2016	4	3,997

Health Care Products 0.92%
Biomet, Inc.	6.50%	8/1/2020	6	6,435
Biomet, Inc.	6.50%	10/1/2020	21	22,208
Forest Laboratories, Inc.†	4.375%	2/1/2019	26	27,491
Immucor, Inc.	11.125%	8/15/2019	9	9,765
Life Technologies Corp.	3.50%	1/15/2016	5	5,062
Total				70,961

Health Care Services 1.45%
DaVita HealthCare Partners, Inc.	6.625%	11/1/2020	14	14,744
Emdeon, Inc.	11.00%	12/31/2019	6	6,547
Gentiva Health Services, Inc.	11.50%	9/1/2018	2	2,131
HCA Holdings, Inc.	7.75%	5/15/2021	6	6,405
IASIS Healthcare LLC/IASIS Capital Corp.	8.375%	5/15/2019	13	13,682
Omega Healthcare Investors, Inc.	6.75%	10/15/2022	33	35,145
Omega Healthcare Investors, Inc.	7.50%	2/15/2020	15	15,750
Senior Housing Properties Trust	3.25%	5/1/2019	2	2,014
Senior Housing Properties Trust	4.30%	1/15/2016	10	10,211

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Senior Housing Properties Trust	6.75%	4/15/2020	$4	$4,529
Total				111,158

Hospital Management 0.07%
United Surgical Partners International, Inc.	9.00%	4/1/2020	5	5,394

Hospital Supplies 0.04%
Becton Dickinson and Co.	2.675%	12/15/2019	3	3,043

Insurance 0.99%
CNO Financial Group, Inc.†	6.375%	10/1/2020	5	5,300
Kemper Corp.	6.00%	11/30/2015	10	10,427
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	7	7,021
UnumProvident Finance Co. plc (United Kingdom)†(a)	6.85%	11/15/2015	35	36,664
Willis Group Holdings plc (United Kingdom)(a)	4.125%	3/15/2016	10	10,310
Willis North America, Inc.	6.20%	3/28/2017	6	6,493
Total				76,215

Investment Management Companies 0.14%
Leucadia National Corp.	8.125%	9/15/2015	10	10,471

Leasing 0.18%
Aviation Capital Group Corp.†	3.875%	9/27/2016	4	4,102
Aviation Capital Group Corp.†	4.625%	1/31/2018	7	7,280
Aviation Capital Group Corp.†	7.125%	10/15/2020	2	2,305
Total				13,687

Leisure 0.15%
Central Garden & Pet Co.	8.25%	3/1/2018	7	7,087
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75%	8/15/2020	4	4,281
Total				11,368

Lodging 1.09%
Host Hotels & Resorts LP	5.875%	6/15/2019	15	15,757
Host Hotels & Resorts LP	6.00%	11/1/2020	55	58,659
Marina District Finance Co., Inc.	9.875%	8/15/2018	9	9,462
Total				83,878

Machinery: Agricultural 0.12%
Lorillard Tobacco Co.	6.875%	5/1/2020	8	9,434

Machinery: Industrial/Specialty 0.07%
Cleaver-Brooks, Inc.†	8.75%	12/15/2019	5	5,288

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media 0.41%
Gannett Co., Inc.	7.125%	9/1/2018	$13	$13,439
Sirius XM Radio, Inc.†	5.25%	8/15/2022	5	5,275
WideOpenWest Finance LLC/WideOpenWest
Capital Corp.	10.25%	7/15/2019	12	12,555
Total				31,269

Merchandising 0.13%
Kemet Corp.	10.50%	5/1/2018	10	10,300

Metal Fabricating 0.09%
Edgen Murray Corp.†	8.75%	11/1/2020	6	6,562

Metals & Minerals: Miscellaneous 1.10%
Barrick Gold Corp. (Canada)(a)	2.90%	5/30/2016	2	2,030
Barrick Gold Corp. (Canada)(a)	6.95%	4/1/2019	2	2,280
Glencore Finance Canada Ltd. (Canada)†(a)	2.05%	10/23/2015	30	30,201
Glencore Finance Canada Ltd. (Canada)†(a)	3.60%	1/15/2017	25	25,792
Kinross Gold Corp. (Canada)(a)	3.625%	9/1/2016	12	12,079
New Gold, Inc. (Canada)†(a)	7.00%	4/15/2020	12	12,063
Total				84,445

Natural Gas 0.36%
Bill Barrett Corp.	7.625%	10/1/2019	6	5,490
Kinder Morgan, Inc.	7.00%	6/15/2017	10	11,075
Kinder Morgan, Inc.	7.25%	6/1/2018	8	9,071
Tennessee Gas Pipeline Co. LLC	7.50%	4/1/2017	2	2,236
Total				27,872

Oil 2.32%
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.625%	10/15/2020	4	3,460
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	5	5,414
Chaparral Energy, Inc.	8.25%	9/1/2021	9	6,210
Continental Resources, Inc.	7.125%	4/1/2021	15	16,144
Continental Resources, Inc.	7.375%	10/1/2020	25	26,250
DCP Midstream LLC†	9.75%	3/15/2019	5	6,259
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	9	5,490
Gulf South Pipeline Co. LP†	6.30%	8/15/2017	15	16,556
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	5	5,050
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%	2/15/2020	10	10,250
Kodiak Oil & Gas Corp.	5.50%	1/15/2021	6	6,045

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Kodiak Oil & Gas Corp.	5.50%	2/1/2022	$4	$4,030
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	12	12,270
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	19	17,432
Petroleos de Venezuela SA (Venezuela)†(a)	8.50%	11/2/2017	4	2,298
Seven Generations Energy Ltd. (Canada)†(a)	8.25%	5/15/2020	5	4,825
Seventy Seven Operating LLC	6.625%	11/15/2019	6	4,590
Valero Energy Corp.	9.375%	3/15/2019	15	18,724
Whiting Petroleum Corp.	6.50%	10/1/2018	7	6,790
Total				178,087

Oil: Crude Producers 1.48%
Access Midstream Partners LP/ACMP Finance Corp.	5.875%	4/15/2021	25	26,187
Cimarex Energy Co.	5.875%	5/1/2022	5	5,225
Enbridge Energy Partners LP	6.50%	4/15/2018	15	17,002
Enbridge Energy Partners LP	9.875%	3/1/2019	6	7,597
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%	6/1/2022	13	14,871
Forest Oil Corp.	7.25%	6/15/2019	5	1,850
Genesis Energy LP/Genesis Energy Finance Corp.	7.875%	12/15/2018	4	4,060
Kinder Morgan Finance Co. LLC	5.70%	1/5/2016	2	2,077
Kinder Morgan, Inc.	3.05%	12/1/2019	3	2,980
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	9	9,900
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.	8.375%	6/1/2020	6	6,435
Regency Energy Partners LP/Regency Energy Finance Corp.†	8.375%	6/1/2019	2	2,105
Sabine Pass LNG LP	6.50%	11/1/2020	5	5,075
Sunoco, Inc.	5.75%	1/15/2017	2	2,163
W&T Offshore, Inc.	8.50%	6/15/2019	9	5,940
Total				113,467

Oil: Integrated Domestic 1.62%
Carrizo Oil & Gas, Inc.	8.625%	10/15/2018	10	10,050
Colorado Interstate Gas Co. LLC	6.80%	11/15/2015	12	12,555
El Paso Pipeline Partners Operating Co. LLC	4.10%	11/15/2015	10	10,234
El Paso Pipeline Partners Operating Co. LLC	6.50%	4/1/2020	3	3,396
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.50%	11/15/2020	6	6,510
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.625%	5/1/2021	45	48,487
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.75%	2/1/2022	2	2,205

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic (continued)
Kinder Morgan Energy Partners LP	6.85%		2/15/2020	$5	$5,749
Kinder Morgan Energy Partners LP	9.00%		2/1/2019	2	2,427
Newfield Exploration Co.	6.875%		2/1/2020	17	17,340
Rowan Cos., Inc.	7.875%		8/1/2019	5	5,703
Total					124,656

Oil: Integrated International 1.31%
Petrobras Global Finance BV (Netherlands)(a)	1.852%	#	5/20/2016	20	19,000
Petrobras Global Finance BV (Netherlands)(a)	2.603%	#	3/17/2017	25	23,140
Petrobras International Finance Co. SA (Luxembourg)(a)	3.50%		2/6/2017	10	9,574
Petroleos Mexicanos (Mexico)(a)	2.251%	#	7/18/2018	25	25,337
Transocean, Inc.	6.50%		11/15/2020	7	6,609
Weatherford International Ltd.	9.625%		3/1/2019	14	16,620
Total					100,280

Paper & Forest Products 0.34%
Cascades, Inc. (Canada)(a)	7.875%		1/15/2020	9	9,405
Exopack Holding Corp.†	10.00%		6/1/2018	8	8,500
Mercer International, Inc. (Canada)†(a)	7.00%		12/1/2019	8	8,100
Total					26,005

Real Estate Investment Trusts 3.35%
American Tower Corp.	7.25%		5/15/2019	17	19,871
ARC Properties Operating Partnership LP	2.00%		2/6/2017	7	6,678
ARC Properties Operating Partnership LP	3.00%		2/6/2019	23	21,322
DDR Corp.	7.50%		7/15/2018	5	5,849
DDR Corp.	9.625%		3/15/2016	15	16,471
Digital Realty Trust LP	4.50%		7/15/2015	35	35,335
Digital Realty Trust LP	5.875%		2/1/2020	12	13,437
EPR Properties	7.75%		7/15/2020	9	10,841
Healthcare Realty Trust, Inc.	5.75%		1/15/2021	2	2,239
Hospitality Properties Trust	6.70%		1/15/2018	5	5,528
Iron Mountain, Inc.	8.375%		8/15/2021	4	4,175
Kilroy Realty LP	4.80%		7/15/2018	25	26,964
Mid-America Apartments LP	6.05%		9/1/2016	5	5,381
Reckson Operating Partnership LP	6.00%		3/31/2016	25	26,361
Regency Centers LP	5.25%		8/1/2015	35	35,871
SL Green Realty Corp.	5.00%		8/15/2018	8	8,588
SL Green Realty Corp.	7.75%		3/15/2020	10	11,959
Total					256,870

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Restaurants 0.41%
Darden Restaurants, Inc.	6.45%	10/15/2017	$14	$15,405
Yum! Brands, Inc.	6.25%	4/15/2016	15	15,922
Total				31,327

Retail 1.33%
Amazon.com, Inc.	2.60%	12/5/2019	12	12,136
Chinos Intermediate Holdings Class A, Inc. PIK†	7.75%	5/1/2019	15	13,312
DBP Holding Corp.†	7.75%	10/15/2020	3	2,580
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK†	7.50%	8/1/2018	2	2,045
New Academy Finance Co. LLC/New Academy Finance Corp. PIK†	8.00%	6/15/2018	10	9,925
Party City Holdings, Inc.	8.875%	8/1/2020	12	12,870
PETCO Holdings, Inc. PIK†	8.50%	10/15/2017	10	10,175
QVC, Inc.†	7.375%	10/15/2020	37	38,850
Total				101,893

Retail: Specialty 0.03%
Petco Animal Supplies, Inc.†	9.25%	12/1/2018	2	2,100

Savings & Loan 0.42%
Santander Holdings USA, Inc.	3.00%	9/24/2015	30	30,365
Santander Holdings USA, Inc.	4.625%	4/19/2016	2	2,084
Total				32,449

Security Services 0.06%
Smith & Wesson Holding Corp.†	5.00%	7/15/2018	5	4,836

Steel 0.55%
Allegheny Technologies, Inc.	9.375%	6/1/2019	9	10,481
Vale Overseas Ltd. (Brazil)(a)	6.25%	1/23/2017	30	32,029
Total				42,510

Telecommunications 0.69%
Cincinnati Bell, Inc.	8.75%	3/15/2018	14	14,406
Consolidated Communications, Inc.	10.875%	6/1/2020	11	12,471
GTE Corp.	6.84%	4/15/2018	10	11,546
Intelsat Jackson Holdings SA (Luxembourg)(a)	7.25%	4/1/2019	4	4,190
Level 3 Communications, Inc.	8.875%	6/1/2019	3	3,196
Windstream Corp.	8.125%	9/1/2018	7	7,270
Total				53,079

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telephone-Long Distance 0.29%
America Movil SAB de CV (Mexico)(a)	5.625%	11/15/2017	$20	$22,008

Textile Products 0.14%
Polymer Group, Inc.	7.75%	2/1/2019	10	10,412

Tobacco 0.03%
Reynolds American, Inc.	7.75%	6/1/2018	2	2,337

Transportation: Miscellaneous 0.57%
Asciano Finance Ltd. (Australia)†(a)	3.125%	9/23/2015	35	35,415
Marquette Transportation Co. LLC/Marquette Transportation Finance Corp.	10.875%	1/15/2017	4	4,140
Southern Railway Co.	9.75%	6/15/2020	3	4,005
Total				43,560

Truckers 0.15%
Con-way, Inc.	7.25%	1/15/2018	10	11,372

Utilities: Miscellaneous 0.23%
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp.	6.75%	11/1/2020	17	17,765

Wholesale 0.08%
Interline Brands, Inc. PIK	10.00%	11/15/2018	6	6,300
Total Corporate Bonds (cost $2,932,502)				2,880,757

FLOATING RATE LOANS(b) 4.50%

Aerospace/Defense 0.37%
Alliant Techsystems, Inc. Term Loan B	3.50%	11/1/2020	4	3,958
Delos Finance S.A.R.L. Term Loan (Luxembourg)(a)	3.50%	3/6/2021	20	19,883
DigitalGlobe, Inc. Term Loan	3.75%	1/31/2020	5	4,955
Total				28,796

Apparel 0.05%
PVH Corp. Tranche B Term Loan	3.25%	2/13/2020	4	3,769

Banks: Money Center 0.08%
Ocwen Loan Servicing Initial Term Loan	5.00%	2/15/2018	7	6,574

Chemicals 0.25%
Celanese US Holdings LLC Dollar Term Loan C3	2.485%	10/31/2018	19	19,005

Consumer Products 0.05%
Hanesbrands, Inc. Initial New Term Loan(c)	3.50%	8/27/2021	EUR 3	3,632

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy Equipment & Services 0.08%
Offshore Group Investment Ltd. 2nd Term Loan	5.75%	3/28/2019	$5	$3,741
Templar Energy LLC 2nd Lien New Term Loan	8.50%	11/25/2020	3	2,169
Total				5,910

Food 0.15%
Aramark Corp. Term Loan E	3.25%	9/7/2019	7	6,703
New HB Acquisition LLC Term Loan B	6.75%	4/9/2020	5	5,049
Total				11,752

Gaming 0.58%
Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	24	23,765
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	21	20,927
Total				44,692

Health Care 1.10%
Amgen Inc. Term Loan	1.255%	9/18/2018	7	6,799
Capsugel Holdings US, Inc. Initial Term Loan	3.50%	8/1/2018	2	1,816
Express Scripts Holding Co. Term Loan	1.919%	8/29/2016	9	8,596
Fresenius Medical Care AG & Co. KGaA Tranche A Term Loan	1.585%	10/30/2017	5	4,697
Fresenius US Finance I, Inc. Tranche B Term Loan (Germany)(a)	2.17%	8/7/2019	33	32,695
Mallinckrodt International Finance SA Incremental Term Loan B1 (Luxembourg)(a)	3.50%	3/19/2021	9	8,827
Mallinckrodt International Finance SA Initial Term Loan B (Luxembourg)(a)	3.25%	3/19/2021	1	939
PharMedium Healthcare Corp. 2nd Lien Initial Term Loan	7.75%	1/28/2022	2	1,984
Thermo Fisher Scientific, Inc. Committed Term Loan	1.634%	1/31/2017	18	18,226
Total				84,579

Health Care Products 0.13%
Biomet, Inc. Dollar Term Loan B2	3.67%	7/25/2017	10	9,653

Media 0.63%
AMC Networks, Inc. Term Loan A	1.907%	12/16/2019	30	29,798
Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	10	9,755
CSC Holdings LLC Term Loan B	2.669%	4/17/2020	9	8,651
Total				48,204

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2014

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 0.01%
American Rock Salt Co. LLC 2nd Lien Delayed Draw Term Loan	8.00%	5/20/2022	$1	$994

Services 0.36%
Advantage Sales & Marketing, Inc. 2nd Lien Term Loan	7.50%	7/25/2022	3	2,976
Hertz Corp. (The) Letter of Credit Term Loan	1.00%	3/11/2018	5	4,950
Kasima LLC Term Loan	3.25%	5/17/2021	17	16,314
Neff Rental LLC 2nd Lien Closing Date Term Loan	7.25%	6/9/2021	3	3,347
Total				27,587

Technology 0.23%
Avago Technologies Cayman Ltd. Term Loan	3.75%	5/6/2021	13	12,929
Sensata Technologies B.V. Third Amendment Term Loan (Netherlands)(a)	3.50%	10/14/2021	5	4,996
Total				17,925

Telecommunications 0.31%
Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020	24	24,000

Utilities 0.12%
Panda Temple Power II LLC Advance Construction Term Loan	7.25%	4/3/2019	5	4,925
Texas Competitive Electric Holdings Co. LLC DIP 2014 Delayed Draw Term Loan	3.75%	5/5/2016	4	4,020
Total				8,945
Total Floating Rate Loans (cost $349,976)				346,017

FOREIGN GOVERNMENT OBLIGATIONS(a) 1.37%

Dominican Republic 0.11%
Dominican Republic†	9.04%	1/23/2018	8	8,148

Mexico 0.29%
United Mexican States	5.95%	3/19/2019	20	22,680

Philippines 0.26%
Republic of Philippines	9.875%	1/15/2019	15	19,687

Poland 0.71%
Republic of Poland	5.00%	10/19/2015	30	31,145
Republic of Poland	6.375%	7/15/2019	20	23,450
Total				54,595
Total Foreign Government Obligations (cost $105,002)				105,110

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.95%
Federal Home Loan Mortgage Corp. 2011-K704 B†	4.533%	#	10/25/2030	$10	$10,593
Federal Home Loan Mortgage Corp. 2012-K707 B†	3.883%	#	1/25/2047	42	43,557
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.009%	#	10/25/2047	10	10,023
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	23	22,973
Government National Mortgage Assoc. 2014-112 A	3.00%	#	1/16/2048	10	10,238
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	24	24,178
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	49	49,603
Government National Mortgage Assoc. 2014-64 IO	1.309%	#	12/16/2054	495	45,502
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	2	1,990
Government National Mortgage Assoc. 2014-78 IO	1.001%	#	3/16/2056	99	7,609
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $225,061)					226,266

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 3.92%
Federal Home Loan Mortgage Corp.	2.277%	#	11/1/2038	56	60,134
Federal Home Loan Mortgage Corp.	2.365%	#	6/1/2041	28	30,382
Federal Home Loan Mortgage Corp.	3.103%	#	10/1/2043	38	39,243
Federal National Mortgage Assoc.	2.378%	#	10/1/2036	85	90,801
Federal National Mortgage Assoc.	2.81%	#	11/1/2044	33	33,978
Federal National Mortgage Assoc.	2.897%	#	6/1/2042	45	46,532
Total Government Sponsored Enterprises Pass-Throughs (cost $300,173)					301,070

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 24.94%
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR5 F†	5.483%		7/11/2042	25	26,531
Citigroup Commercial Mortgage Trust 2007-C6 AM	5.71%	#	12/10/2049	25	26,729
Citigroup Commercial Mortgage Trust 2013-GC15 A2	3.161%		9/10/2046	100	103,822
Citigroup Commercial Mortgage Trust 2013-SMP D†	2.911%	#	1/12/2030	100	100,440
Citigroup Commercial Mortgage Trust 2014-GC19 A1	1.199%		3/10/2047	33	33,177
Commercial Mortgage Loan Trust 2008-LS1 ASM	6.04%	#	12/10/2049	50	54,431
Commercial Mortgage Pass-Through Certificates 2001-J2A F†	7.142%	#	7/16/2034	25	27,449
Commercial Mortgage Pass-Through Certificates 2004-LB2A G†	5.54%		3/10/2039	35	39,510
Commercial Mortgage Pass-Through Certificates 2006-C8 AM	5.347%		12/10/2046	50	53,558
Commercial Mortgage Pass-Through Certificates 2012-CR1 A2	2.35%		5/15/2045	20	20,317

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XB1† IO	0.099%	#	9/10/2047	$2,000	$27,263
Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E	5.736%	#	5/15/2036	50	54,462
Extended Stay America Trust 2013-ESH7 C7†	3.902%		12/5/2031	100	101,718
Granite Master Issuer plc 2005-2 A6 (United Kingdom)(a)	0.425%	#	12/20/2054	15	14,851
Granite Master Issuer plc 2006-3 A7 (United Kingdom)(a)	0.365%	#	12/20/2054	18	17,462
Granite Master Issuer plc 2007-1 3A1 (United Kingdom)(a)	0.365%	#	12/20/2054	18	17,470
GS Mortgage Securities Corp. II 2013-GC10 A3	2.613%		2/10/2046	100	101,378
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	100	101,718
GS Mortgage Securities Trust 2012-GC6 XA† IO	2.127%	#	1/10/2045	382	40,757
GS Mortgage Securities Trust 2013-GC14 A1	1.217%		8/10/2046	69	68,743
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.445%	#	12/5/2027	25	30,432
JPMorgan Chase Commercial Mortgage Securities Trust 2011-PLSD A2†	3.364%		11/13/2044	100	103,702
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C18 A2	2.879%		2/15/2047	50	51,540
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.19%	#	1/15/2048	1,000	75,167
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	50	53,038
LB-UBS Commercial Mortgage Trust 2007-C1 AM	5.455%		2/15/2040	25	26,704
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A1	0.777%		12/15/2048	69	68,078
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.592%	#	4/12/2049	100	106,549
Morgan Stanley Capital I Trust 2007-T25 AM	5.544%		11/12/2049	50	53,655
Motel 6 Trust 2012-MTL6 A2†	1.948%		10/5/2025	100	99,794
TimberStar Trust 1 2006-1A A†	5.668%		10/15/2036	50	53,276
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	10	10,652
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	40	42,487
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	100	108,120
Total Non-Agency Commercial Mortgage-Backed Securities (cost $1,926,841)					1,914,980

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
U.S. TREASURY OBLIGATIONS 3.51%
U.S. Treasury Note	0.25%	4/15/2016	$195	$194,711
U.S. Treasury Note	0.875%	4/15/2017	35	35,049
U.S. Treasury Note	1.625%	12/31/2019	40	39,944
Total U.S. Treasury Obligations (cost $269,786)				269,704
Total Long-Term Investments (cost $6,809,162)				6,743,238

SHORT-TERM INVESTMENTS 11.14%

CORPORATE BONDS 2.90%

Banks: Regional 0.37%
Royal Bank of Scotland Group plc (United Kingdom)(a)	5.05%	1/8/2015	12	12,002
Royal Bank of Scotland plc (The) (United Kingdom)(a)	3.95%	9/21/2015	16	16,332
Total				28,334

Chemicals 0.09%
Methanex Corp. (Canada)(a)	6.00%	8/15/2015	7	7,213

Computer Hardware 0.03%
Hewlett-Packard Co.	2.35%	3/15/2015	2	2,006

Computer Technology 0.03%
EQT Corp.	5.00%	10/1/2015	2	2,054

Containers 0.33%
Brambles USA, Inc.†	3.95%	4/1/2015	25	25,174

Diversified Materials & Processing 0.03%
Kilroy Realty LP	5.00%	11/3/2015	2	2,062

Electric: Power 0.20%
Constellation Energy Group, Inc.	4.55%	6/15/2015	2	2,033
Entergy Corp.	3.625%	9/15/2015	2	2,029
LG&E and KU Energy LLC	2.125%	11/15/2015	4	4,036
TransAlta Corp. (Canada)(a)	4.75%	1/15/2015	7	7,006
Total				15,104

Energy Equipment & Services 0.02%
Energy Transfer Partners LP	5.95%	2/1/2015	2	2,007

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Financial Services 0.43%
Bank of America Corp.	7.75%	8/15/2015	$25	$26,034
Dun & Bradstreet Corp. (The)	2.875%	11/15/2015	7	7,052
Total				33,086

Milling: Fruits/Grain 0.03%
Ingredion, Inc.	3.20%	11/1/2015	2	2,034

Oil 0.30%
Gulf South Pipeline Co. LP†	5.05%	2/1/2015	15	15,045
Noble Holding International Ltd.	3.45%	8/1/2015	8	8,106
Total				23,151

Oil: Crude Producers 0.39%
Florida Gas Transmission Co. LLC†	4.00%	7/15/2015	25	25,349
Williams Partners LP	3.80%	2/15/2015	5	5,014
Total				30,363

Oil: Integrated Domestic 0.33%
Texas Gas Transmission LLC	4.60%	6/1/2015	25	25,324

Oil: Integrated International 0.32%
Petrobras International Finance Co. SA (Luxembourg)(a)	2.875%	2/6/2015	25	24,900
Total Corporate Bonds (cost $222,457)				222,812

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.52%

Hungary 0.26%
Hungary Government Bond	4.75%	2/3/2015	20	20,057

Turkey 0.26%
Republic of Turkey	7.25%	3/15/2015	20	20,251
Total Foreign Government Obligations (cost $40,306)				40,308

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
REPURCHASE AGREEMENT 7.72%
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $615,000 of U.S. Treasury Note at 0.75% due 3/31/2018; value: $606,412; proceeds: $592,970 (cost $592,970)			$593	$592,970
Total Short-Term Investments (cost $855,733)				856,090
Total Investments in Securities 98.95% (cost $7,664,895)				7,599,328
Cash and Other Assets in Excess of Liabilities(d) 1.05%				80,272
Net Assets 100.00%				$7,679,600

EUR	euro.
IO	Interest Only.
PIK	Payment-in-kind.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2014.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Foreign security traded in U.S. dollars.
(b)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2014.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at December 31, 2014:

Forward
Foreign Currency					U.S. $ Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
euro	Sell	Bank of America	1/29/2015	1,000	$1,245	$1,210	$35
euro	Sell	Morgan Stanley	1/29/2015	1,990	2,476	2,409	67
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$102

Open Futures Contracts at December 31, 2014:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. 2-Year Treasury Note	March 2015	8	Long	$1,748,750	$(1,732)
U.S. 5-Year Treasury Note	March 2015	2	Short	(237,860)	(254)
Totals				$1,510,890	$(1,986)

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$699,334	$–	$699,334
Corporate Bonds	–	3,103,569	–	3,103,569
Floating Rate Loans(4)
Aerospace/Defense	–	28,796	–	28,796
Apparel	–	3,769	–	3,769
Banks: Money Center	–	6,574	–	6,574
Chemicals	–	19,005	–	19,005
Consumer Products	–	3,632	–	3,632
Energy Equipment & Services	–	5,910	–	5,910
Food	–	6,703	5,049	11,752
Gaming	–	44,692	–	44,692
Health Care	–	75,983	8,596	84,579
Health Care Products	–	9,653	–	9,653
Media	–	48,204	–	48,204
Metals & Minerals: Miscellaneous	–	–	994	994
Services	–	19,290	8,297	27,587
Technology	–	17,925	–	17,925
Telecommunications	–	24,000	–	24,000
Utilities	–	4,020	4,925	8,945
Foreign Government Obligations	–	145,418	–	145,418
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	226,266	–	226,266
Government Sponsored Enterprises Pass-Throughs	–	301,070	–	301,070
Non-Agency Commercial Mortgage-Backed Securities	–	1,914,980	–	1,914,980
U.S. Treasury Obligations	–	269,704	–	269,704
Repurchase Agreement	–	592,970	–	592,970
Total	$–	$7,571,467	$27,861	$7,599,328
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$102	$–	$102
Liabilities	–	–	–	–
Futures Contracts
Assets	–	–	–	–
Liabilities	(1,986)	–	–	(1,986)
Total	$(1,986)	$102	$–	$(1,884)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no level transfers during the fiscal period ended December 31, 2014.
(4)	Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

26	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Floating
Investment Type	Rate Loans
Balance, beginning of period*	$–
Accrued discounts/premiums	(36)
Realized gain (loss)	2
Change in unrealized appreciation/depreciation	(368)
Purchases	30,348
Sales	(2,085)
Net transfers in or out of Level 3	–
Balance as of December 31, 2014	$27,861

*	Commencement of operations was April 4, 2014.

See Notes to Financial Statements.	27

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $7,664,895)	$7,599,328
Cash	1,020
Deposits with brokers for futures collateral	2,420
Receivables:
Capital shares sold	78,900
Interest	64,767
Investment securities sold	16,050
Variation margin	60
Unrealized appreciation on forward foreign currency exchange contracts	102
Prepaid expenses	9,756
Total assets	7,772,403
LIABILITIES:
Payables:
Investment securities purchased	54,086
To advisor (see Note 3)	1,415
Fund administration	248
Directors’ fees	121
Foreign currency overdraft	2,408
Accrued expenses	34,525
Total liabilities	92,803
NET ASSETS	$7,679,600
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,822,917
Undistributed net investment income	1,878
Accumulated net realized loss on investments and futures contracts	(77,744)
Net unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(67,451)
Net Assets	$7,679,600
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	521,653
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.72

28	See Notes to Financial Statements.

Statement of Operations

For the Period Ended December 31, 2014*

Investment income:
Interest and other (net of foreign withholding taxes of $106)	$104,616
Total investment income	104,616
Expenses:
Professional	37,378
Offering costs	17,777
Management fee	15,056
Reports to shareholders	5,562
Custody	4,497
Fund administration	1,721
Non 12b-1 service fees	1,584
Shareholder servicing	1,219
Directors’ fees	154
Other	3,138
Gross expenses	88,086
Expense reductions (See Note 9)	(4)
Management fee waived and expenses reimbursed (See Note 3)	(53,668)
Net expenses	34,414
Net investment income	70,202
Net realized and unrealized gain (loss):
Net realized gain on investments and futures contracts	375
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(67,451)
Net realized and unrealized loss	(67,076)
Net Increase in Net Assets Resulting From Operations	$3,126
*	For the period April 4, 2014 (commencement of operations) to December 31, 2014.

See Notes to Financial Statements.	29

Statement of Changes in Net Assets

For the Period Ended
INCREASE IN NET ASSETS	December 31, 2014*
Operations:
Net investment income	$70,202
Net realized gain on investments and futures contracts	375
Net change in unrealized depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(67,451)
Net increase in net assets resulting from operations	3,126
Distributions to shareholders from:
Net investment income	(154,801)
Capital share transactions (See Note 13):
Proceeds from sales of shares	7,977,919
Reinvestment of distributions	154,801
Cost of shares reacquired	(301,445)
Net increase in net assets resulting from capital share transactions	7,831,275
Net increase in net assets	7,679,600
NET ASSETS:
Beginning of period	$–
End of period	$7,679,600
Undistributed net investment income	$1,878
*	For the period April 4, 2014 (commencement of operations) to December 31, 2014.

30	See Notes to Financial Statements.

Financial Highlights

	4/4/2014(a)
	to
	12/31/2014
Per Share Operating Performance
Net asset value, beginning of period	$15.00
Investment operations:
Net investment income(b)	–	(c)
Net realized and unrealized gain	–
Total from investment operations	–
Net asset value on SEC Effective Date, 4/14/2014	$15.00
Investment operations:
Net investment income(b)	.18
Net realized and unrealized loss		(.15)
Total from investment operations	.03
Distributions to shareholders from:
Net investment income		(.31)
Net asset value, end of period	$14.72
Total Return(d)	.22	%(e)(f)
Total Return(d)	.22	%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.80	%(h)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.80	%(h)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.02	%(h)
Net investment income	1.61	%(h)

Supplemental Data:
Net assets, end of period (000)	$7,680
Portfolio turnover rate	102.97	%(e)
(a)	Commencement of operations was 4/4/2014, SEC effective date was 4/14/2014 and date shares first became available to the public was 5/1/2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/4/2014 through 12/31/2014.
(g)	Total return for the period 4/14/2014 through 12/31/2014.
(h)	Annualized.

See Notes to Financial Statements.	31

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Short Duration Income Portfolio (the “Fund”). The Fund commenced operations on April 4, 2014, became effective with the Securities and Exchange Commission (“SEC”) on April 14, 2014 and shares became available to the public on May 1, 2014.

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or

Notes to Financial Statements (continued)

comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets. Offering costs incurred by the Fund are amortized over a twelve month period beginning at the commencement of operations and are included in the Fund’s Statement of Operations.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and futures contracts on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are

Notes to Financial Statements (continued)

valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments and futures contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company

34

Notes to Financial Statements (continued)

or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2014, the Fund did not have unfunded loan commitments.

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

35

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the period ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .80%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to

36

Notes to Financial Statements (continued)

shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the period ended December 31, 2014 was as follows:

Period Ended 12/31/2014*
Distributions paid from:
Ordinary income	$154,801
Total distributions paid	$154,801

*	For the period April 4, 2014 (commencement of operations) to December 31, 2014.

As of December 31, 2014, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$1,999
Total undistributed earnings	1,999
Capital loss carryforwards*	(3,247)
Temporary differences	(13,890)
Unrealized losses – net	(128,179)
Total accumulated losses – net	$(143,317)

*	As of December 31, 2014, the Fund had a capital loss carryforward of $3,247 with no expiration.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $13,769 during fiscal 2014.

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,727,507
Gross unrealized gain	12,540
Gross unrealized loss	(140,719)
Net unrealized security loss	$(128,179)

The difference between book-basis and tax-basis unrealized gains (losses) is due to the tax treatment of premium amortization and wash sales.

37

Notes to Financial Statements (continued)

Permanent items identified during the period ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$86,477	$(78,119)	$(8,358)

The permanent differences are attributable to the tax treatment of foreign currency transactions, premium amortization, principal paydown gains and losses and certain expenses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2014 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$4,151,279	$8,713,389	$3,320,063	$2,416,375

*	Includes U.S. Government sponsored enterprises securities.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the period ended December 31, 2014 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the period ended December 31, 2014 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

38

Notes to Financial Statements (continued)

As of December 31, 2014, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

		Foreign
	Interest Rate	Currency
Asset Derivatives	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	$ –	$102

Liability Derivatives
Futures Contracts(2)	$1,986	$ –

(1)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments for the period ended December 31, 2014, were as follows:

		Foreign
	Interest Rate	Currency
	Contracts	Contracts
Net Realized Gain(1)
Futures Contracts	$ 3,035	$ –
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	–	$102
Futures Contracts	$(1,986)	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$ –	$413
Futures Contracts(4)	8	–

*	Calculated based on the number of contracts or notional amounts for the period ended December 31, 2014.
(1)	Statements of Operations location: Net realized gain on investments and futures contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

39

Notes to Financial Statements (continued)

financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 102	$ –	$ 102
Repurchase Agreement	592,970	–	592,970
Total	$593,072	$ –	$593,072

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$ 35	$ –	$ –	$ –	$ 35
Fixed Income Clearing Corp.	592,970	–	–	(592,970)	–
Morgan Stanley	67	–	–	–	67
Total	$593,072	$ –	$ –	$(592,970)	$102

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by each counterparty as of December 31, 2014.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000

40

Notes to Financial Statements (continued)

annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

During the period ended December 31, 2014, the Fund did not utilize the Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

41

Notes to Financial Statements (concluded)

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

The Fund may invest in mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Period Ended
December 31, 2014†
Shares sold	531,133
Reinvestment of distributions	10,531
Shares reacquired	(20,011)
Increase	521,653

†	For the period April 4, 2014 (commencement of operations) to December 31, 2014.

42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Short Duration Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Short Duration Income Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 4, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 4, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

43

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•  E. Thayer Bigelow

•  Robert B. Calhoun, Jr.

•  Eric C. Fast

•  Daria L. Foster

•  Evelyn E. Guernsey

•  Julie A. Hill

•  Franklin W. Hobbs

•  James M. McTaggart

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

44

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

45

Basic Information About Management (continued)

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Fund	During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).
Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

46

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.
Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.
Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.
Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.
Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

47

Basic Information About Management (continued)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.
Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.
Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.
A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.
John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.
Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.
David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

48

Basic Information About Management (concluded)

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Fund	Position	During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.
Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.
Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President–Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).
Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

49

Approval of Advisory Contract

At a meeting held on March 6, 2014, the Board, including all of the Directors who are not interested persons of the Company or of Lord Abbett, considered whether to approve the proposed management agreement between the Fund and Lord Abbett. The Board reviewed materials relating specifically to the management agreement before and at the meeting and had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions.

The materials received by the Board included, but were not limited to, (1) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and a group of funds with similar objectives and of similar size (the “peer group”); (2) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund information regarding the distribution arrangements of the Fund; and (3) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was engaged solely in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business.

Investment Performance. Because the Fund had not yet begun operations, the Board was not able to review the Fund’s investment performance and compliance.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would provide investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services to be performed by Lord Abbett and Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the projected expense levels of the Fund and the expense levels of the peer group. It also considered the amount and nature of the fees to be paid by shareholders. The Board noted that it and Lord Abbett had agreed to a management fee waiver and expense limitation agreement under which it would waive, for a stated period, all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for the Fund to do not exceed an annual rate of 0.80%.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund.

50

Approval of Advisory Contract (concluded)

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the proposed management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees proposed to be paid by the Fund and the Fund’s shareholders to Lord Abbett and Lord Abbett Distributor LLC for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the management agreement.

51

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

52

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Short Duration Income Portfolio	SFSDI-PORT-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

30	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

33	Financial Highlights

34	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Total Return Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the 12-month period ended December 31, 2014, the Fund returned 6.08%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays U.S. Universal Index,1 which returned 5.56% over the same period.

Yields on intermediate and longer-dated Treasury bonds fell over the 12-month period ended December 31, 2014, while the yield on the two-year Treasury notes increased over the same period, leading to a slight flattening of the Treasury yield curve. U.S inflation rates remained modest, with the Consumer Price Index rising 0.8% over the period. Meanwhile, the employment picture continued to improve, as 252,000 jobs were added in December 2014, and the unemployment rate declined further, to 5.6%. This compares with an unemployment rate of 6.7% a year earlier and a recent high of 10.0% in October 2009. The U.S. Federal Reserve (the “Fed”) concluded its asset-purchase program in October 2014, and voted to maintain its ultra-low target range for the fed funds rate of 0.00-0.25%. In addition, when the

1

Fed met on December 17-18, 2014, the central bank reaffirmed its projections for 2015 gross domestic product growth of 2.6-3.0%.

During the 12-month period, credit sectors of the bond market outperformed Treasuries, despite spreads widening, as the low interest-rate environment persisted.

Security selection within the corporate bond allocation was the largest contributor to relative performance, compared to the benchmark. ‘BBB’ rated bonds outperformed higher-rated issues during the period, and the Fund continued to concentrate in this segment of the market at period-end. The Fund’s overweight allocation to asset-backed securities (ABS), and strong security selection within this sector, was another positive contributor to relative performance. ABS exposure was increased compared to the beginning of the year, as this sector continued to be favored due to its liquidity.

An underweight to fixed-rate mortgage-backed securities (MBS) detracted from relative performance, as this sector outperformed the broad fixed-income market. However, security selection within the Fund’s MBS allocations contributed positively to relative performance. In addition, an underweight to sovereign issues detracted slightly from relative performance, as sovereign debt outperformed most other fixed-income sectors over the 12-month period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Barclays U.S. Universal Index and the Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2014

	1 Year	Life of Class
Class VC2	6.08%	5.40%

1 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2 The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class VC
Actual	$1,000.00	$1,012.10	$3.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Auto	0.37%
Basic Industry	0.69%
Consumer Cyclical	2.63%
Consumer Discretionary	0.50%
Consumer Services	0.99%
Consumer Staples	0.93%
Energy	3.39%
Financial Services	25.89%
Foreign Government	2.77%
Health Care	1.62%
Integrated Oils	1.32%
Materials and Processing	1.91%
Municipal	0.61%
Producer Durables	0.65%
Technology	1.47%
Telecommunications	1.43%
Transportation	0.59%
U.S. Government	42.25%
Utilities	1.56%
Repurchase Agreement	8.43%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
LONG-TERM INVESTMENTS 110.59%

ASSET-BACKED SECURITIES 18.18%

Automobiles 6.82%
Ally Auto Receivables Trust 2012-1 A3	0.93%	2/16/2016	$6	$6,158
Ally Auto Receivables Trust 2012-2 A3	0.74%	4/15/2016	47	46,711
Ally Auto Receivables Trust 2013-1 A3	0.63%	5/15/2017	473	472,936
Ally Auto Receivables Trust 2013-2 A2A	0.54%	7/15/2016	139	139,064
Ally Auto Receivables Trust 2013-SN1 A3	0.72%	5/20/2016	256	256,342
Ally Auto Receivables Trust 2014-1 A2	0.48%	2/15/2017	1,095	1,094,076
Ally Auto Receivables Trust 2014-2 A3	1.25%	4/15/2019	685	684,279
AmeriCredit Automobile Receivables Trust 2012-2 A3	1.05%	10/11/2016	4	3,901
AmeriCredit Automobile Receivables Trust 2012-4 A3	0.67%	6/8/2017	617	616,730
AmeriCredit Automobile Receivables Trust 2012-5 A3	0.62%	6/8/2017	92	92,449
AmeriCredit Automobile Receivables Trust 2013-1 A3	0.61%	10/10/2017	1,230	1,230,680
AmeriCredit Automobile Receivables Trust 2013-2 A3	0.65%	12/8/2017	930	930,274
AmeriCredit Automobile Receivables Trust 2013-3 A2	0.68%	10/11/2016	17	17,273
AmeriCredit Automobile Receivables Trust 2013-4 A2	0.74%	11/8/2016	62	61,934
AmeriCredit Automobile Receivables Trust 2013-5 A2A	0.65%	3/8/2017	77	77,467
BMW Vehicle Lease Trust 2013-1 A4	0.66%	6/20/2016	725	725,408
California Republic Auto Receivables Trust 2014-2 A2	0.54%	3/15/2017	378	377,815
California Republic Auto Receivables Trust 2014-4 A2	0.77%	9/15/2017	760	760,017
Capital Auto Receivables Asset Trust 2013-2 A2	0.92%	9/20/2016	403	402,989
CarFinance Capital Auto Trust 2014-1A A†	1.46%	12/17/2018	53	52,872
CarMax Auto Owner Trust 2012-2 A3	0.84%	3/15/2017	285	285,857
CarMax Auto Owner Trust 2013-4 A2	0.52%	11/15/2016	243	242,641
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	545	543,014
Ford Credit Auto Owner Trust 2012-D A3	0.51%	4/15/2017	103	102,507
Ford Credit Auto Owner Trust 2013-D A2	0.45%	8/15/2016	69	69,103
Ford Credit Auto Owner Trust 2013-D A3	0.67%	4/15/2018	935	934,015

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Automobiles (continued)
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%		1/22/2018	$360	$360,213
Honda Auto Receivables Owner Trust 2012-1 A3	0.77%		1/15/2016	36	36,017
Honda Auto Receivables Owner Trust 2013-1 A3	0.48%		11/21/2016	573	573,434
Honda Auto Receivables Owner Trust 2013-2 A3	0.53%		2/16/2017	355	355,035
Honda Auto Receivables Owner Trust 2013-4 A3	0.69%		9/18/2017	588	587,697
Hyundai Auto Lease Securitization Trust 2013-A A3†	0.66%		6/15/2016	454	453,622
Hyundai Auto Lease Securitization Trust 2013-B A2†	0.75%		3/15/2016	590	590,355
Hyundai Auto Lease Securitization Trust 2014-A A2†	0.52%		7/15/2016	667	667,029
Hyundai Auto Lease Securitization Trust 2014-B A2†	0.61%		2/15/2017	860	858,789
Hyundai Auto Receivables Trust 2013-A A3	0.56%		7/17/2017	1,139	1,139,355
Hyundai Auto Receivables Trust 2013-C A2	0.57%		6/15/2016	113	112,743
M&T Bank Auto Receivables Trust 2013-1A A2†	0.66%		2/16/2016	98	98,246
Mercedes-Benz Auto Lease Trust 2013-A A3	0.59%		2/15/2016	543	543,329
Mercedes-Benz Auto Lease Trust 2013-B A2	0.53%		9/15/2015	125	125,465
Mercedes-Benz Auto Lease Trust 2013-B A3	0.62%		7/15/2016	1,550	1,550,808
Nissan Auto Lease Trust 2012-B A3	0.58%		11/16/2015	63	62,967
Nissan Auto Receivables Owner Trust 2013-A A3	0.50%		5/15/2017	668	668,448
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%		11/20/2017	860	859,099
Santander Drive Auto Receivables Trust 2013-1 A3	0.62%		6/15/2017	422	422,180
Santander Drive Auto Receivables Trust 2013-4 A3	1.11%		12/15/2017	753	754,771
Santander Drive Auto Receivables Trust 2014-1 A2A	0.66%		6/15/2017	99	99,084
Toyota Auto Receivables Owner Trust 2013-B A2	0.48%		2/15/2016	106	105,714
Volkswagen Auto Loan Enhanced Trust 2012-2 A3	0.46%		1/20/2017	107	107,018
World Omni Auto Receivables Trust 2013-B A2	0.48%		11/15/2016	120	119,957
World Omni Automobile Lease Securitization Trust 2014-A A3	1.16%		9/15/2017	210	210,535
Total					21,688,422

Credit Cards 6.78%
American Express Credit Account Master Trust 2005-2 A	0.261%	#	10/16/2017	500	499,886
American Express Credit Account Master Trust 2012-2 A	0.68%		3/15/2018	550	550,491
American Express Credit Account Master Trust 2012-5 A	0.59%		5/15/2018	220	219,978

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Credit Cards (continued)
American Express Credit Account Master Trust 2014-3 A	1.49%		4/15/2020	$355	$355,533
Bank of America Credit Card Trust 2014-A3 A	0.451%	#	1/15/2020	620	620,257
Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	300	299,781
Chase Issuance Trust 2012-A3	0.79%		6/15/2017	1,590	1,592,255
Chase Issuance Trust 2012-A5	0.59%		8/15/2017	1,475	1,475,651
Chase Issuance Trust 2012-A8	0.54%		10/16/2017	470	469,845
Chase Issuance Trust 2013-A5 A	0.47%		5/15/2017	1,195	1,194,926
Chase Issuance Trust 2013-A8	1.01%		10/15/2018	355	355,132
Citibank Credit Card Issuance Trust 2003-A7	4.15%		7/7/2017	1,510	1,538,643
Citibank Credit Card Issuance Trust 2005-A2	4.85%		3/10/2017	525	529,436
Citibank Credit Card Issuance Trust 2012-A1	0.55%		10/10/2017	1,290	1,289,838
Citibank Credit Card Issuance Trust 2013-A1	0.267%	#	4/24/2017	950	949,432
Citibank Credit Card Issuance Trust 2013-A6	1.32%		9/7/2018	555	558,281
Discover Card Execution Note Trust 2012-A1	0.81%		8/15/2017	1,535	1,535,757
Discover Card Master Trust 2012-A3 A	0.86%		11/15/2017	1,400	1,402,201
Synchrony Credit Card Master Note Trust 2010-1 A	3.69%		3/15/2018	1,325	1,333,459
Synchrony Credit Card Master Note Trust 2011-2 A	0.641%	#	5/15/2019	1,505	1,507,842
Synchrony Credit Card Master Note Trust 2012-1 A	1.03%		1/15/2018	1,550	1,550,317
Synchrony Credit Card Master Note Trust 2012-4 A	0.461%	#	6/15/2018	315	314,959
Synchrony Credit Card Master Note Trust 2012-5 A	0.95%		6/15/2018	940	941,597
World Financial Network Credit Card Master Trust 2014-A	0.541%	#	12/15/2019	450	450,292
Total					21,535,789

Home Equity 0.21%
Asset Backed Securities Corp. Home Equity
Loan Trust Series AEG 2006-HE1 A3	0.355%	#	1/25/2036	187	179,377
Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 A5	0.315%	#	5/25/2036	43	40,040
Home Equity Asset Trust 2006-6 2A2	0.265%	#	11/25/2036	3	3,487
Home Equity Asset Trust 2006-7 2A2	0.265%	#	1/25/2037	95	93,780
Home Equity Asset Trust 2006-8 2A2	0.265%	#	3/25/2037	208	205,461
New Century Home Equity Loan Trust 2005-A A6	4.918%		8/25/2035	119	116,780
Option One Mortgage Loan Trust 2005-1 A4	0.955%	#	2/25/2035	22	21,944
Total					660,869

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other 4.37%
BlueMountain CLO Ltd. 2014-3A A1†	1.48%	#	10/15/2026	$500	$497,073
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1†	1.733%	#	10/15/2026	400	400,376
Carlyle Global Market Strategies CLO Ltd. 2014-4A B†	2.683%	#	10/15/2026	325	323,211
Dryden XXIII Senior Loan Fund 2012-23RA A1R†	1.481%	#	7/17/2023	1,000	992,225
Fortress Credit BSL II Ltd. 2013-2A A1F†	1.731%	#	10/19/2025	200	199,300
Fortress Credit BSL Ltd. 2013-1A A†	1.411%	#	1/19/2025	900	888,223
Galaxy XVIII CLO Ltd. 2014-18A A†	1.704%	#	10/15/2026	425	422,345
Gleneagles CLO Ltd. 2005-1A B†	0.782%	#	11/1/2017	500	494,150
HLSS Servicer Advance Receivables Backed Notes 2013-T2 A2†	1.147%		5/16/2044	100	99,903
HLSS Servicer Advance Receivables Backed Notes 2013-T2 C2†	1.843%		5/16/2044	100	99,953
HLSS Servicer Advance Receivables Backed Notes 2013-T2 D2†	2.388%		5/16/2044	495	494,766
HLSS Servicer Advance Receivables Backed Notes 2013-T3 B3†	2.14%		5/15/2046	100	98,898
HLSS Servicer Advance Receivables Backed Notes 2013-T7 AT7†	1.981%		11/15/2046	250	247,585
HLSS Servicer Advance Receivables Backed Notes 2013-T7 BT7†	2.229%		11/15/2046	325	325,663
HLSS Servicer Advance Receivables Backed Notes 2013-T7 CT7†	2.526%		11/15/2046	500	499,470
HLSS Servicer Advance Receivables Trust 2012-T2 A2†	1.99%		10/15/2045	930	933,794
HLSS Servicer Advance Receivables Trust 2013-T1 A2†	1.495%		1/16/2046	365	364,791
HLSS Servicer Advance Receivables Trust 2013-T1 B2†	1.744%		1/16/2046	150	150,064
HLSS Servicer Advance Receivables Trust 2014-T1 AT1†	1.244%		1/17/2045	360	360,001
HLSS Servicer Advance Receivables Trust 2014-T1 CT1†	1.79%		1/17/2045	500	500,001
Jasper CLO Ltd. 2005-1A A†	0.502%	#	8/1/2017	349	348,341
KKR Financial CLO Ltd. 2006-1A C†	1.183%	#	8/25/2018	500	490,758
Meritage Mortgage Loan Trust 2004-2 M3	1.13%	#	1/25/2035	545	516,861
Morgan Stanley Capital I, Inc. 2006-HE1 A3	0.335%	#	1/25/2036	6	6,059
Nationstar Mortgage Advance Receivables Trust 2013-T3A A3†	2.438%		6/20/2048	100	98,658

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
New Residential Advance Receivables Trust Advance Receivables Backed 2014-T2 AT2†	2.377%		3/15/2047	$125	$125,170
Oaktree CLO Ltd. 2014-2A A1A†	1.762%	#	10/20/2026	1,000	1,000,000
Oaktree CLO Ltd. 2014-2A A2A†	2.332%	#	10/20/2026	400	390,160
Octagon Loan Funding Ltd. 2014-1A A1†	1.646%	#	11/18/2026	250	249,622
OZLM VIII Ltd. 2014-8A A1A†	1.715%	#	10/17/2026	410	409,212
SLM Private Education Loan Trust 2010-A 2A†	3.411%	#	5/16/2044	59	61,958
SLM Private Education Loan Trust 2012-C A1†	1.261%	#	8/15/2023	211	211,779
SLM Student Loan Trust 2011-1 A1	0.69%	#	3/25/2026	54	54,369
Venture XVII CLO Ltd. 2014-17A A†	1.711%	#	7/15/2026	650	646,411
Venture XVIII CLO Ltd. 2014-18A A†	1.737%	#	10/15/2026	500	496,373
Westchester CLO Ltd. 2007-1A A1A†	0.457%	#	8/1/2022	386	383,084
Total					13,880,607
Total Asset-Backed Securities (cost $57,806,531)					57,765,687

CORPORATE BONDS 34.63%

Aerospace/Defense 0.00%
Embraer SA (Brazil)(a)	5.15%		6/15/2022	10	10,575

Air Transportation 0.10%
American Airlines Group, Inc.†	5.50%		10/1/2019	324	330,885

Apparel 0.22%
PVH Corp.	7.75%		11/15/2023	561	687,000

Auto Parts: Original Equipment 0.18%
Hertz Corp. (The)	6.25%		10/15/2022	218	221,270
Hertz Corp. (The)	7.375%		1/15/2021	38	40,090
International Automotive Components Group SA (Luxembourg)†(a)	9.125%		6/1/2018	280	294,000
Total					555,360

Automotive 0.27%
Ford Motor Co.	6.375%		2/1/2029	40	48,414
Ford Motor Co.	6.625%		10/1/2028	226	278,230
Ford Motor Co.	7.45%		7/16/2031	400	544,471
Total					871,115

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Banks: Money Center 0.07%
BBVA Banco Continental SA (Peru)†(a)	5.25%	9/22/2029	$200	$203,400
Zions Bancorporation	4.50%	6/13/2023	13	13,749
Total				217,149

Banks: Regional 3.46%
Banco Bradesco SA†	5.75%	3/1/2022	200	205,000
Banco Inbursa SA Institucion de Banca Multiple (Mexico)†(a)	4.125%	6/6/2024	165	162,113
Citigroup, Inc.	5.50%	9/13/2025	1,621	1,797,321
Goldman Sachs Group, Inc. (The)	5.75%	1/24/2022	1,413	1,635,987
Goldman Sachs Group, Inc. (The)	5.95%	1/15/2027	191	219,014
HBOS plc (United Kingdom)†(a)	6.00%	11/1/2033	374	424,919
ICICI Bank Ltd. (Hong Kong)†(a)	5.75%	11/16/2020	270	300,379
JPMorgan Chase & Co.	3.875%	9/10/2024	2,113	2,117,340
Lloyds Bank plc (United Kingdom)†(a)	6.50%	9/14/2020	594	689,112
Macquarie Bank Ltd. (Australia)†(a)	6.625%	4/7/2021	271	313,251
Morgan Stanley	4.10%	5/22/2023	75	76,013
Morgan Stanley	4.35%	9/8/2026	494	497,630
Morgan Stanley	5.00%	11/24/2025	769	821,650
Wells Fargo & Co.	3.45%	2/13/2023	1,695	1,719,686
Total				10,979,415

Beverages 0.30%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)†(a)	3.375%	11/1/2022	240	221,400
Central American Bottling Corp. (Guatemala)†(a)	6.75%	2/9/2022	411	436,687
Corporacion Lindley SA (Peru)†(a)	4.625%	4/12/2023	27	26,258
Fomento Economico Mexicano SAB de CV (Mexico)(a)	4.375%	5/10/2043	300	281,839
Total				966,184

Biotechnology Research & Production 0.37%
Amgen, Inc.	6.40%	2/1/2039	918	1,169,489

Broadcasting 0.11%
Cox Communications, Inc.†	8.375%	3/1/2039	244	350,030

Brokers 0.43%
Jefferies Group LLC	6.875%	4/15/2021	542	618,834
Raymond James Financial, Inc.	8.60%	8/15/2019	601	747,651
Total				1,366,485

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Building Materials 0.04%
Nortek, Inc.	10.00%	12/1/2018	$25	$26,312
Owens Corning	9.00%	6/15/2019	78	94,483
Total				120,795

Business Services 0.33%
Expedia, Inc.	4.50%	8/15/2024	888	898,415
Expedia, Inc.	5.95%	8/15/2020	51	57,060
Jaguar Holding Co. I PIK†	9.375%	10/15/2017	75	76,838
Total				1,032,313

Cable Services 0.36%
Time Warner Cable, Inc.	6.55%	5/1/2037	350	452,086
Time Warner Cable, Inc.	7.30%	7/1/2038	510	705,502
Total				1,157,588

Chemicals 1.31%
Albemarle Corp.	4.15%	12/1/2024	516	525,297
Alfa SAB de CV (Mexico)†(a)	5.25%	3/25/2024	400	417,000
Basell Finance Co. BV (Netherlands)†(a)	8.10%	3/15/2027	555	745,301
Grupo Idesa SA de CV (Mexico)†(a)	7.875%	12/18/2020	225	230,625
Israel Chemicals Ltd. (Israel)†(a)	4.50%	12/2/2024	375	381,563
Methanex Corp. (Canada)(a)	5.25%	3/1/2022	182	195,800
Mexichem SAB de CV (Mexico)†(a)	4.875%	9/19/2022	405	419,175
NewMarket Corp.	4.10%	12/15/2022	135	138,149
NOVA Chemicals Corp. (Canada)†(a)	5.00%	5/1/2025	511	508,445
Nufarm Australia Ltd. (Australia)†(a)	6.375%	10/15/2019	394	398,433
OCP SA (Morocco)†(a)	6.875%	4/25/2044	200	216,020
Total				4,175,808

Communications Services 0.06%
CenturyLink, Inc.	6.875%	1/15/2028	181	181,905

Communications Technology 0.21%
Motorola Solutions, Inc.	4.00%	9/1/2024	673	678,400

Computer Software 0.23%
Aspect Software, Inc.	10.625%	5/15/2017	138	131,100
First Data Corp.	11.75%	8/15/2021	273	314,633
SunGard Data Systems, Inc.	7.375%	11/15/2018	269	280,096
Total				725,829

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Construction/Homebuilding 0.11%
Odebrecht Finance Ltd.†	5.25%	6/27/2029	$200	$176,900
Odebrecht Finance Ltd.†	7.125%	6/26/2042	200	168,500
Total				345,400

Consumer Products 0.13%
Tupperware Brands Corp.	4.75%	6/1/2021	375	401,954

Containers 0.30%
Coveris Holdings SA (Luxembourg)†(a)	7.875%	11/1/2019	200	207,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	61	67,710
Crown Cork & Seal Co., Inc.	7.50%	12/15/2096	402	379,890
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	8.50%	5/15/2018	300	307,500
Total				962,100

Data Product, Equipment & Communications 0.25%
Fidelity National Information Services, Inc.	5.00%	3/15/2022	740	785,625

Diversified 0.21%
Alphabet Holding Co., Inc. PIK	7.75%	11/1/2017	551	468,350
Hutchison Whampoa International 14 Ltd. (Hong Kong)†(a)	3.625%	10/31/2024	200	201,328
Total				669,678

Drugs 0.21%
Actavis Funding SCS (Luxembourg)(a)	3.85%	6/15/2024	677	681,768

Electric: Power 1.21%
AES El Salvador Trust II (Panama)†(a)	6.75%	3/28/2023	260	245,960
Appalachian Power Co.	7.00%	4/1/2038	179	249,868
CEZ AS (Czech Republic)†(a)	4.25%	4/3/2022	100	106,761
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	411	480,552
E.CL SA (Chile)†(a)	4.50%	1/29/2025	200	201,183
Entergy Corp.	5.125%	9/15/2020	467	509,345
Exelon Generation Co. LLC	4.25%	6/15/2022	540	562,051
Indiantown Cogeneration LP	9.77%	12/15/2020	99	112,782
Perusahaan Listrik Negara PT (Indonesia)†(a)	5.50%	11/22/2021	400	419,000
PPL Energy Supply LLC	4.60%	12/15/2021	99	89,964
PPL WEM Holdings Ltd. (United Kingdom)†(a)	5.375%	5/1/2021	442	497,427
Red Oak Power LLC	8.54%	11/30/2019	88	94,040
Texas-New Mexico Power Co.†	9.50%	4/1/2019	212	270,180
Total				3,839,113

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Electronics 0.10%
PerkinElmer, Inc.	5.00%	11/15/2021	$294	$320,301

Electronics: Semi-Conductors/Components 0.24%
KLA-Tencor Corp.	4.65%	11/1/2024	740	767,561

Energy Equipment & Services 0.52%
Cameron International Corp.	7.00%	7/15/2038	166	204,447
Energy Transfer Partners LP	6.625%	10/15/2036	83	93,839
Energy Transfer Partners LP	7.50%	7/1/2038	464	577,649
Energy Transfer Partners LP	9.00%	4/15/2019	308	378,362
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	370	402,753
Total				1,657,050

Engineering & Contracting Services 0.10%
China Railway Resources Huitung Ltd. (Hong Kong)(a)	3.85%	2/5/2023	320	319,447

Entertainment 0.48%
CCO Holdings LLC/CCO Holdings Capital Corp.	7.375%	6/1/2020	608	646,000
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	198	208,890
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.†	8.875%	4/15/2017	150	152,531
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.†	9.50%	6/15/2019	125	133,125
Seminole Tribe of Florida, Inc.†	6.535%	10/1/2020	355	379,850
Total				1,520,396

Financial Services 3.16%
Air Lease Corp.	3.875%	4/1/2021	131	132,310
Air Lease Corp.	4.25%	9/15/2024	616	622,160
Air Lease Corp.	4.75%	3/1/2020	156	166,530
Bank of America Corp.	4.20%	8/26/2024	903	920,999
Bank of America Corp.	4.25%	10/22/2026	566	565,509
Bank of America Corp.	5.875%	1/5/2021	885	1,027,452
Dun & Bradstreet Corp. (The)	4.375%	12/1/2022	284	290,985
General Electric Capital Corp.	6.75%	3/15/2032	1,683	2,305,254
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375%	10/1/2017	209	216,315
Lender Processing Services, Inc.	5.75%	4/15/2023	681	718,455
MU Finance plc (United Kingdom)†(a)	8.375%	2/1/2017	205	210,875
Rio Oil Finance Trust Series 2014-1†	6.25%	7/6/2024	450	430,911
Santander UK plc (United Kingdom)(a)	7.95%	10/26/2029	791	1,011,491

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Financial Services (continued)
Scottrade Financial Services, Inc.†	6.125%	7/11/2021	$768	$823,285
SUAM Finance BV (Curacao)†(a)	4.875%	4/17/2024	379	379,948
Western Union Co. (The)	3.35%	5/22/2019	202	207,116
Total				10,029,595

Financial: Miscellaneous 0.43%
Moody’s Corp.	4.50%	9/1/2022	629	675,699
Moody’s Corp.	5.50%	9/1/2020	196	222,823
NASDAQ OMX Group, Inc. (The)	4.25%	6/1/2024	131	134,513
NASDAQ OMX Group, Inc. (The)	5.55%	1/15/2020	306	340,408
Total				1,373,443

Food 0.56%
Big Heart Pet Brands	7.625%	2/15/2019	457	450,145
Cosan Luxembourg SA (Luxembourg)†(a)	5.00%	3/14/2023	300	267,750
Flowers Foods, Inc.	4.375%	4/1/2022	135	142,445
Gruma SAB de CV (Mexico)†(a)	4.875%	12/1/2024	200	207,500
JBS Investments GmbH (Austria)†(a)	7.25%	4/3/2024	450	443,250
US Foods, Inc.	8.50%	6/30/2019	239	253,579
Total				1,764,669

Gaming 0.25%
CCM Merger, Inc.†	9.125%	5/1/2019	213	224,715
Mohegan Tribal Gaming Authority†	11.00%	9/15/2018	261	255,780
Pinnacle Entertainment, Inc.	8.75%	5/15/2020	285	301,387
Total				781,882

Health Care 0.16%
Zoetis, Inc.	3.25%	2/1/2023	525	518,786

Health Care Products 0.39%
Forest Laboratories, Inc.†	4.375%	2/1/2019	918	970,652
Medtronic, Inc.†	4.375%	3/15/2035	261	277,824
Total				1,248,476

Health Care Services 0.63%
DaVita HealthCare Partners, Inc.	6.625%	11/1/2020	431	453,897
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022	599	652,910
Omega Healthcare Investors, Inc.	4.95%	4/1/2024	87	90,971
Omega Healthcare Investors, Inc.	5.875%	3/15/2024	389	415,257

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Health Care Services (continued)
Senior Housing Properties Trust	6.75%	12/15/2021	$340	$393,069
Total				2,006,104

Hospital Supplies 0.04%
Becton Dickinson & Co.	3.734%	12/15/2024	133	137,211

Industrial Products 0.06%
KOC Holding AS (Turkey)†(a)	3.50%	4/24/2020	200	194,300

Insurance 0.65%
CNO Financial Group, Inc.†	6.375%	10/1/2020	234	248,040
Markel Corp.	7.125%	9/30/2019	142	168,714
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	1,070	1,197,234
TIAA Asset Management Finance Co. LLC†	2.95%	11/1/2019	135	135,412
Willis North America, Inc.	7.00%	9/29/2019	274	319,893
Total				2,069,293

Investment Management Companies 0.06%
Lazard Group LLC	6.85%	6/15/2017	180	200,490

Leasing 0.48%
Aviation Capital Group Corp.†	6.75%	4/6/2021	348	395,850
Aviation Capital Group Corp.†	7.125%	10/15/2020	976	1,124,779
Total				1,520,629

Leisure 0.54%
Carnival plc	7.875%	6/1/2027	277	355,073
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	667	753,710
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375%	3/15/2022	166	169,320
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75%	8/15/2020	406	434,513
Total				1,712,616

Lodging 0.56%
Host Hotels & Resorts LP	5.25%	3/15/2022	902	985,806
Hyatt Hotels Corp.†	6.875%	8/15/2019	369	424,608
Starwood Hotels & Resorts Worldwide, Inc.	4.50%	10/1/2034	300	306,961
Sugarhouse HSP Gaming Prop. Mezz. LP/Sugarhouse HSP Gaming Finance Corp.†	6.375%	6/1/2021	83	75,945
Total				1,793,320

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Machinery: Agricultural 0.61%
Lorillard Tobacco Co.	6.875%	5/1/2020	$631	$744,085
Lorillard Tobacco Co.	8.125%	6/23/2019	292	354,340
Lorillard Tobacco Co.	8.125%	5/1/2040	78	109,336
Viterra, Inc. (Canada)†(a)	5.95%	8/1/2020	656	725,128
Total				1,932,889

Machinery: Industrial/Specialty 0.04%
Honghua Group Ltd. (China)†(a)	7.45%	9/25/2019	200	117,000

Machinery: Oil Well Equipment & Services 0.01%
National Oilwell Varco, Inc.	6.125%	8/15/2015	42	42,021

Manufacturing 0.08%
Hillenbrand, Inc.	5.50%	7/15/2020	121	129,851
Trinity Industries, Inc.	4.55%	10/1/2024	138	134,297
Total				264,148

Media 1.08%
21st Century Fox America, Inc.	6.20%	12/15/2034	106	135,773
21st Century Fox America, Inc.	6.90%	8/15/2039	633	861,067
Discovery Communications LLC	6.35%	6/1/2040	386	461,065
Gannett Co., Inc.	7.125%	9/1/2018	67	69,261
Globo Comunicacao e Participacoes SA (Brazil)†(a)	4.875%	4/11/2022	600	616,500
Interpublic Group of Cos., Inc. (The)	4.00%	3/15/2022	184	188,633
Time Warner, Inc.	7.625%	4/15/2031	471	658,354
Viacom, Inc.	4.85%	12/15/2034	419	430,142
Videotron Ltd. (Canada)(a)	9.125%	4/15/2018	11	11,399
Total				3,432,194

Metals & Minerals: Miscellaneous 0.33%
Barrick Gold Corp. (Canada)(a)	4.10%	5/1/2023	560	545,940
Goldcorp, Inc. (Canada)(a)	5.45%	6/9/2044	259	261,056
New Gold, Inc. (Canada)†(a)	6.25%	11/15/2022	234	230,490
Total				1,037,486

Natural Gas 0.66%
Bill Barrett Corp.	7.625%	10/1/2019	499	456,585
Fermaca Enterprises S de RL de CV (Mexico)†(a)	6.375%	3/30/2038	450	460,125
GNL Quintero SA (Chile)†(a)	4.634%	7/31/2029	200	202,954
Kinder Morgan, Inc.	7.75%	1/15/2032	156	192,660
Kinder Morgan, Inc.	7.80%	8/1/2031	166	202,631

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Natural Gas (continued)
Southern Star Central Corp.†	5.125%	7/15/2022	$262	$264,620
Southern Star Central Gas Pipeline, Inc.†	6.00%	6/1/2016	2	2,103
Tennessee Gas Pipeline Co.	8.375%	6/15/2032	87	114,611
Transportadora de Gas del Peru SA (Peru)†(a)	4.25%	4/30/2028	200	194,000
Total				2,090,289

Oil 1.51%
Afren plc (United Kingdom)†(a)	6.625%	12/9/2020	250	142,500
Canadian Oil Sands Ltd. (Canada)†(a)	7.75%	5/15/2019	308	333,498
Chaparral Energy, Inc.	8.25%	9/1/2021	201	138,690
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	5.082%	12/30/2023	76	75,969
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	5.412%	12/30/2025	137	136,222
Ecopetrol SA (Colombia)(a)	5.875%	9/18/2023	250	265,313
Ecopetrol SA (Colombia)(a)	5.875%	5/28/2045	100	93,000
Energy XXI Gulf Coast, Inc.	7.75%	6/15/2019	227	138,470
GeoPark Latin America Ltd. Agencia en Chile (Chile)†(a)	7.50%	2/11/2020	600	531,000
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.625%	4/15/2021	242	244,420
Hilcorp Energy I LP/Hilcorp Finance Co.†	8.00%	2/15/2020	50	51,250
KazMunayGas National Co. JSC (Kazakhstan)†(a)	4.875%	5/7/2025	200	179,114
Kodiak Oil & Gas Corp.	8.125%	12/1/2019	355	362,987
LUKOIL International Finance BV (Netherlands)†(a)	6.656%	6/7/2022	100	88,500
MEG Energy Corp. (Canada)†(a)	6.50%	3/15/2021	86	78,905
MEG Energy Corp. (Canada)†(a)	7.00%	3/31/2024	200	182,000
Petroleos de Venezuela SA (Venezuela)†(a)	6.00%	11/15/2026	145	53,650
Petroleos de Venezuela SA (Venezuela)†(a)	8.50%	11/2/2017	170	97,665
Petroleos Mexicanos (Mexico)†(a)	4.25%	1/15/2025	50	49,800
Pioneer Energy Services Corp.	6.125%	3/15/2022	82	63,140
Plains All American Pipeline LP/PAA Finance Corp.	3.60%	11/1/2024	716	704,349
SEACOR Holdings, Inc.	7.375%	10/1/2019	138	145,245
Valero Energy Corp.	10.50%	3/15/2039	227	359,737
Whiting Petroleum Corp.	6.50%	10/1/2018	275	266,750
Total				4,782,174

Oil: Crude Producers 1.39%
Enbridge Energy Partners LP	9.875%	3/1/2019	445	563,437
Enterprise Products Operating LLC	7.55%	4/15/2038	561	768,867
Kerr-McGee Corp.	7.125%	10/15/2027	142	178,319
Kerr-McGee Corp.	7.875%	9/15/2031	282	386,524
Kinder Morgan, Inc.	5.30%	12/1/2034	107	108,940

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Crude Producers (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.	5.75%	9/1/2020	$365	$367,738
Regency Energy Partners LP/Regency Energy Finance Corp.	5.875%	3/1/2022	160	160,400
Ruby Pipeline LLC†	6.00%	4/1/2022	452	505,468
Sabine Pass Liquefaction LLC	6.25%	3/15/2022	200	203,750
Sabine Pass LNG LP	6.50%	11/1/2020	301	305,515
Southeast Supply Header LLC†	4.25%	6/15/2024	416	422,376
Transportadora de Gas Internacional SA ESP (Colombia)†(a)	5.70%	3/20/2022	420	443,058
Total				4,414,392

Oil: Integrated Domestic 0.71%
El Paso Pipeline Partners Operating Co. LLC	7.50%	11/15/2040	175	215,930
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.625%	5/1/2021	71	76,502
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.	6.75%	2/1/2022	506	557,865
Kinder Morgan Energy Partners LP	5.40%	9/1/2044	465	467,661
Kinder Morgan Energy Partners LP	6.95%	1/15/2038	45	52,095
Kinder Morgan Energy Partners LP	7.30%	8/15/2033	201	242,254
Rowan Cos., Inc.	7.875%	8/1/2019	555	633,051
Total				2,245,358

Oil: Integrated International 0.89%
Eni SpA (Italy)†(a)	5.70%	10/1/2040	925	1,060,934
Petrobras International Finance Co. SA (Luxembourg)(a)	6.875%	1/20/2040	2	1,861
Petroleos Mexicanos (Mexico)(a)	5.50%	6/27/2044	35	35,875
Petroleos Mexicanos (Mexico)(a)	6.375%	1/23/2045	80	91,000
Transocean, Inc.	6.375%	12/15/2021	741	684,466
Weatherford International Ltd.	9.875%	3/1/2039	636	795,209
YPF SA (Argentina)†(a)	8.75%	4/4/2024	160	163,000
Total				2,832,345

Paper & Forest Products 0.53%
Georgia-Pacific LLC	8.875%	5/15/2031	1,023	1,589,447
Kimberly-Clark de Mexico SAB de CV (Mexico)†(a)	3.80%	4/8/2024	100	103,610
Total				1,693,057

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Real Estate Investment Trusts 1.52%
ARC Properties Operating Partnership LP	3.00%	2/6/2019	$868	$804,689
CBRE Services, Inc.	5.25%	3/15/2025	258	263,805
China Overseas Finance Cayman V Ltd.	3.95%	11/15/2022	320	311,039
China South City Holdings Ltd. (Hong Kong)(a)	8.25%	1/29/2019	200	199,505
EPR Properties	5.25%	7/15/2023	652	680,972
EPR Properties	7.75%	7/15/2020	456	549,273
Healthcare Realty Trust, Inc.	5.75%	1/15/2021	548	613,540
Hospitality Properties Trust	4.65%	3/15/2024	125	128,268
Iron Mountain, Inc.	6.00%	8/15/2023	182	190,190
Iron Mountain, Inc.	8.375%	8/15/2021	76	79,325
Kilroy Realty LP	6.625%	6/1/2020	864	1,008,336
Total				4,828,942

Retail 1.24%
Amazon.com, Inc.	3.80%	12/5/2024	405	415,768
Amazon.com, Inc.	4.80%	12/5/2034	639	672,923
Chinos Intermediate Holdings Class A, Inc. PIK†	7.75%	5/1/2019	538	477,475
DBP Holding Corp.†	7.75%	10/15/2020	149	128,140
El Puerto de Liverpool SAB de CV (Mexico)†(a)	3.95%	10/2/2024	430	424,410
Family Dollar Stores, Inc.	5.00%	2/1/2021	204	215,467
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK†	7.50%	8/1/2018	63	64,417
QVC, Inc.†	7.375%	10/15/2020	1,187	1,246,350
SACI Falabella (Chile)†(a)	4.375%	1/27/2025	200	196,426
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	97	102,685
Total				3,944,061

Savings & Loan 0.26%
First Niagara Financial Group, Inc.	7.25%	12/15/2021	714	809,647

Steel 0.42%
Allegheny Technologies, Inc.	6.125%	8/15/2023	783	802,327
Allegheny Technologies, Inc.	9.375%	6/1/2019	290	337,707
GTL Trade Finance, Inc.†	7.25%	4/16/2044	200	191,500
Total				1,331,534

Technology 0.68%
Alibaba Group Holding Ltd. (China)†(a)	3.60%	11/28/2024	680	675,847
Tencent Holdings Ltd. (China)†(a)	3.375%	5/2/2019	510	518,902
VeriSign, Inc.	4.625%	5/1/2023	981	966,285
Total				2,161,034

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Telecommunications 1.73%
Altice Financing SA (Luxembourg)†(a)	6.50%	1/15/2022	$225	$220,500
Bharti Airtel International Netherlands BV (Netherlands)†(a)	5.125%	3/11/2023	200	214,456
Bharti Airtel International Netherlands BV (Netherlands)†(a)	5.35%	5/20/2024	330	358,684
Block Communications, Inc.†	7.25%	2/1/2020	195	199,875
Consolidated Communications, Inc.	10.875%	6/1/2020	312	353,730
Digicel Group Ltd. (Jamaica)†(a)	7.125%	4/1/2022	200	186,500
ENTEL Chile SA (Chile)†(a)	4.75%	8/1/2026	480	478,170
Frontier Communications Corp.	9.25%	7/1/2021	760	880,650
GTE Corp.	6.94%	4/15/2028	866	1,085,566
Millicom International Cellular SA (Luxembourg)†(a)	4.75%	5/22/2020	200	189,500
MTN Mauritius Invstments Ltd. (Mauritius)†(a)	4.755%	11/11/2024	200	197,000
Telefonica Celular del Paraguay SA (Paraguay)†(a)	6.75%	12/13/2022	225	234,562
Turk Telekomunikasyon AS (Turkey)†(a)	4.875%	6/19/2024	600	604,653
Verizon Communications, Inc.	5.85%	9/15/2035	250	294,348
Total				5,498,194

Tobacco 0.26%
Altria Group, Inc.	9.95%	11/10/2038	476	816,764

Transportation: Miscellaneous 0.13%
Marquette Transportation Co. LLC/Marquette Transportation Finance Corp.	10.875%	1/15/2017	197	203,895
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.875%	8/12/2020	200	215,300
Total				419,195

Utilities 0.53%
Aquarion Co.†	4.00%	8/15/2024	650	649,013
Origin Energy Finance Ltd. (Australia)†(a)	3.50%	10/9/2018	375	382,958
Public Service Co. of New Mexico	7.95%	5/15/2018	179	210,817
Williams Cos., Inc. (The)	8.75%	3/15/2032	388	453,895
Total				1,696,683

Utilities: Electrical 0.14%
Tennessee Valley Authority	3.50%	12/15/2042	440	437,043
Total Corporate Bonds (cost $109,415,721)				110,023,982

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
FOREIGN GOVERNMENT OBLIGATIONS 3.46%

Bermuda 0.03%
Government of Bermuda†	5.603%	7/20/2020	$100	$110,000

Brazil 0.12%
Federal Republic of Brazil(a)	4.25%	1/7/2025	200	200,250
Federal Republic of Brazil(a)	5.00%	1/27/2045	200	197,000
Total				397,250

Chile 0.11%
Republic of Chile(a)	3.125%	3/27/2025	356	356,000
Colombia 0.08%
Republic of Colombia(a)	4.00%	2/26/2024	236	241,900

Croatia 0.07%
Croatia Government Bond†(a)	6.00%	1/26/2024	200	216,500

Dominican Republic 0.07%
Dominican Republic†(a)	6.60%	1/28/2024	200	213,500

El Salvador 0.09%
Republic of Salvador†(a)	6.375%	1/18/2027	274	276,055

Ethiopia 0.06%
Republic of Ethiopia†(a)	6.625%	12/11/2024	200	197,000

Gabon 0.06%
Gabonese Republic†(a)	6.375%	12/12/2024	200	191,000

Ghana 0.06%
Republic of Ghana†(a)	7.875%	8/7/2023	200	186,000

Honduras 0.07%
Honduras Government†(a)	7.50%	3/15/2024	200	210,500

Hungary 0.09%
Hungary Government Bond(a)	5.375%	3/25/2024	258	279,930
Hungary Government Bond(a)	5.75%	11/22/2023	2	2,225
Total				282,155

Indonesia 0.29%
Perusahaan Penerbit SBSN†(a)	3.30%	11/21/2022	200	191,000
Perusahaan Penerbit SBSN†(a)	4.00%	11/21/2018	200	207,250
Republic of Indonesia†(a)	5.875%	1/15/2024	250	283,125

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Indonesia (continued)
Republic of Indonesia†(a)	6.75%	1/15/2044	$200	$248,000
Total				929,375

Kazakhstan 0.06%
Republic of Kazakhstan†(a)	4.875%	10/14/2044	200	183,500

Latvia 0.09%
Republic of Latvia†(a)	5.25%	6/16/2021	258	289,927

Lithuania 0.15%
Republic of Lithuania†(a)	7.375%	2/11/2020	392	473,783

Mexico 0.25%
United Mexican States(a)	4.00%	10/2/2023	504	523,530
United Mexican States(a)	5.55%	1/21/2045	243	283,095
Total				806,625

Panama 0.14%
Republic of Panama(a)	4.00%	9/22/2024	200	206,500
Republic of Panama(a)	6.70%	1/26/2036	64	83,040
Republic of Panama(a)	8.875%	9/30/2027	100	145,750
Total				435,290

Paraguay 0.16%
Republic of Paraguay†(a)	4.625%	1/25/2023	500	512,500

Philippines 0.27%
Republic of Philippines(a)	4.20%	1/21/2024	428	465,450
Republic of Philippines(a)	7.50%	9/25/2024	200	262,944
Republic of Philippines(a)	9.50%	10/21/2024	92	137,399
Total				865,793

Poland 0.10%
Republic of Poland(a)	4.00%	1/22/2024	291	310,279

Romania 0.07%
Romanian Government Bond†(a)	6.125%	1/22/2044	194	235,468

Russia 0.06%
Russia Eurobonds†(a)	4.875%	9/16/2023	200	179,200

Slovenia 0.07%
Republic of Slovenia†(a)	5.25%	2/18/2024	200	220,750

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
South Africa 0.11%
Republic of South Africa(a)	4.665%		1/17/2024	$122	$126,880
Republic of South Africa(a)	5.875%		9/16/2025	200	225,850
Total					352,730

Turkey 0.49%
Republic of Turkey(a)	5.625%		3/30/2021	440	485,650
Republic of Turkey(a)	5.75%		3/22/2024	960	1,077,600
Total					1,563,250

Uruguay 0.14%
Republic of Uruguay(a)	4.50%		8/14/2024	415	436,787

Venezuela 0.04%
Republic of Venezuela(a)	9.375%		1/13/2034	261	114,579

Vietnam 0.06%
Republic of Vietnam†(a)	4.80%		11/19/2024	200	206,500
Total Foreign Government Obligations (cost $11,008,021)					10,994,196

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.22%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.39%	#	2/25/2032	2,997	602,121
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	86	86,575
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $684,802)					688,696

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 23.21%
Federal Home Loan Mortgage Corp.	2.157%	#	6/1/2043	1,458	1,481,123
Federal Home Loan Mortgage Corp.	3.113%	#	10/1/2044	1,859	1,922,194
Federal Home Loan Mortgage Corp.	3.16%		7/1/2044	677	700,789
Federal Home Loan Mortgage Corp.	3.215%	#	6/1/2044	862	899,245
Federal Home Loan Mortgage Corp.	5.00%		9/1/2019 - 6/1/2026	724	764,607
Federal National Mortgage Assoc.	2.81%		11/1/2044	499	514,814
Federal National Mortgage Assoc.(b)	3.00%		TBA	5,614	5,679,350
Federal National Mortgage Assoc.(b)	3.50%		TBA	13,715	14,297,889
Federal National Mortgage Assoc.(b)	4.00%		TBA	23,853	25,437,351
Federal National Mortgage Assoc.(b)	4.50%		TBA	19,850	21,549,657
Federal National Mortgage Assoc.	5.50%		11/1/2034 - 7/1/2036	436	489,569
Total Government Sponsored Enterprises Pass-Throughs (cost $73,025,442)					73,736,588

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
MUNICIPAL BONDS 0.74%

Electric Revenue Bonds 0.11%
American Municipal Power, Inc.	7.834%		2/15/2041	$235	$354,648

Miscellaneous 0.21%
San Diego Cnty Regl Arpt Auth	6.628%		7/1/2040	500	567,800
Washington St Convention & Tra	6.79%		7/1/2040	80	100,579
Total					668,379

Power 0.18%
Municipal Elec Auth of Georgia	7.055%		4/1/2057	457	558,573

Toll Roads 0.22%
Metropolitan Washington Arpt	7.462%		10/1/2046	230	313,265
North Texas Tollway Auth	8.91%		2/1/2030	320	389,417
Total					702,682

Water/Sewer 0.02%
Chicago, IL	6.742%		11/1/2040	55	72,157
Total Municipal Bonds (cost $2,146,161)					2,356,439

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.53%
Barclays Commercial Mortgage Securities Trust 2013-TYSN E†	3.708%		9/5/2032	500	493,155
Bear Stearns ALT-A Trust 2004-8 1A	0.855%	#	9/25/2034	127	123,401
Citigroup Commercial Mortgage Trust 2014-GC25 C	4.534%	#	10/10/2047	168	172,042
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%		4/15/2047	165	177,390
Commercial Mortgage Pass-Through Certificates 2013-CR13 A4	4.194%		11/10/2023	355	388,331
Commercial Mortgage Pass-Through Certificates 2013-LC6 AM	3.282%		1/10/2046	270	272,241
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	593	596,005
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.319%	#	8/10/2047	764	61,540
Commercial Mortgage Pass-Through Certificates 2014-CR20 AM	3.938%		11/10/2047	152	157,825
Granite Master Issuer plc 2005-1 A4 (United Kingdom)(a)	0.366%	#	12/20/2054	41	40,865
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	900	886,230

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2014

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 AS	4.065%		11/15/2047	$650	$682,419
LB-UBS Commercial Mortgage Trust 2006-C4 AM	5.853%	#	6/15/2038	240	254,927
MASTR Asset Securitization Trust 2006-3 1A3	6.00%		10/25/2036	13	12,899
MASTR Asset Securitization Trust 2006-3 1A8	6.00%		10/25/2036	30	28,996
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	36	32,087
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 C	4.186%	#	2/15/2046	45	46,326
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3	3.669%		2/15/2047	450	472,698
Springleaf Mortgage Loan Trust 2012-3A A†	1.57%		12/25/2059	95	95,633
Springleaf Mortgage Loan Trust 2013-1A A†	1.27%		6/25/2058	103	102,686
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	17	17,294
UBS-BAMLL Trust 2012-WRM E†	4.238%	#	6/10/2030	595	567,255
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%		8/10/2049	200	212,931
Wells Fargo Commercial Mortgage Trust 2013-120B D†	2.71%	#	3/18/2028	370	355,351
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.302%	#	7/15/2046	364	341,887
Wells Fargo Commercial Mortgage Trust 2014-LC18 AS	3.808%		12/15/2047	875	901,795
WF-RBS Commercial Mortgage Trust 2014-C25 AS	3.984%	#	11/15/2047	300	313,901
WF-RBS Commercial Mortgage Trust 2014-C25 B	4.236%	#	11/15/2047	215	226,444
Total Non-Agency Commercial Mortgage-Backed Securities (cost $7,838,731)					8,034,554

U.S. TREASURY OBLIGATIONS 27.62%
U.S. Treasury Bond	3.125%		8/15/2044	9,411	10,133,737
U.S. Treasury Note	0.25%		4/15/2016	28,053	28,011,369
U.S. Treasury Note	0.375%		3/15/2015	11,974	11,982,418
U.S. Treasury Note	0.50%		7/31/2017	16,358	16,173,972
U.S. Treasury Note	0.875%		4/15/2017	2,534	2,537,563
U.S. Treasury Note	0.875%		9/15/2016	2,061	2,071,948
U.S. Treasury Note	1.25%		11/30/2018	4,567	4,535,246
U.S. Treasury Note	1.625%		12/31/2019	11,926	11,909,232
U.S. Treasury Note	2.125%		12/31/2015	283	288,173
U.S. Treasury Note	2.125%		9/30/2021	113	114,280
Total U.S. Treasury Obligations (cost $87,488,942)					87,757,938
Total Long-Term Investments (cost $349,414,351)					$351,358,080

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2014

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
SHORT-TERM INVESTMENT 10.17%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $32,965,000 of U.S. Treasury Note at 0.375% due 3/31/2016; value: $32,975,549; proceeds: $32,325,017 (cost $32,325,017)			$32,325	$32,325,017
Total Investments in Securities 120.76% (cost $381,739,368)				383,683,097
Liabilities in Excess of Cash and Other Assets(c) (20.76%)				(65,950,689)
Net Assets 100.00%				$317,732,408

IO	Interest Only.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2014.
(a)	Foreign security traded in U.S. dollars.
(b)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(c)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2014:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
Ultra Long U.S. Treasury Bond	March 2015	13	Long	$2,147,438	$14,197
U.S. 10-Year Treasury Note	March 2015	205	Short	(25,993,359)	95,743
Totals				$(23,845,921)	$109,940

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Depreciation
U.S. 5-Year Treasury Note	March 2015	275	Long	$32,705,664	$(82,025)

28	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$57,765,687	$–	$57,765,687
Corporate Bonds	–	110,023,982	–	110,023,982
Foreign Government Obligations	–	10,994,196	–	10,994,196
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	688,696	–	688,696
Government Sponsored Enterprises Pass-Throughs	–	73,736,588	–	73,736,588
Municipal Bonds	–	2,356,439	–	2,356,439
Non-Agency Commercial Mortgage-Backed Securities	–	8,034,554	–	8,034,554
U.S. Treasury Obligations	–	87,757,938	–	87,757,938
Repurchase Agreement	–	32,325,017	–	32,325,017
Total	$–	$383,683,097	$–	$383,683,097
Other Financial Instruments
Futures Contracts
Assets	$109,940	$–	$–	$109,940
Liabilities	(82,025)	–	–	(82,025)
Total	$27,915	$–	$–	$27,915

(1)	Refer to note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	29

Statement of Assets and Liabilities
December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $381,739,368)	$383,683,097
Cash	946,136
Deposits with brokers for futures collateral	110,775
Receivables:
Investment securities sold	8,465,966
Interest	2,133,044
Capital shares sold	225,170
From advisor (See Note 3)	65,698
Variation margin	2,594
Prepaid expenses	1,155
Total assets	395,633,635
LIABILITIES:
Payables:
Investment securities purchased	77,544,997
Management fee	113,019
Fund administration	10,046
Directors’ fees	9,869
Capital shares reacquired	4,912
Accrued expenses	218,384
Total liabilities	77,901,227
NET ASSETS	$317,732,408
COMPOSITION OF NET ASSETS:
Paid-in capital	$316,147,344
Undistributed net investment income	25,148
Accumulated net realized loss on investments and futures contracts	(411,728)
Net unrealized appreciation on investments and futures contracts	1,971,644
Net Assets	$317,732,408
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	18,858,560
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$16.85

30	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2014

Investment income:
Interest and other (net of foreign withholding taxes of $97)	$5,265,653
Total investment income	5,265,653
Expenses:
Management fee	940,411
Non 12b-1 service fees	524,065
Shareholder servicing	225,712
Fund administration	83,592
Professional	50,192
Reports to shareholders	33,062
Custody	15,407
Directors’ fees	8,676
Other	11,127
Gross expenses	1,892,244
Expense reductions (See Note 9)	(174)
Management fee waived (See Note 3)	(554,596)
Net expenses	1,337,474
Net investment income	3,928,179
Net realized and unrealized gain:
Net realized gain on investments and futures contracts	4,100,562
Net change in unrealized appreciation/depreciation on investments and futures contracts	3,096,560
Net realized and unrealized gain	7,197,122
Net Increase in Net Assets Resulting From Operations	$11,125,301

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$3,928,179	$1,698,604
Net realized gain (loss) on investments and futures contracts	4,100,562	(665,790)
Net change in unrealized appreciation/depreciation on investments and futures contracts	3,096,560	(1,847,756)
Net increase (decrease) in net assets resulting from operations	11,125,301	(814,942)
Distributions to shareholders from:
Net investment income	(5,950,169)	(2,770,732)
Net realized gain	(540,936)	(53,509)
Total distributions to shareholders	(6,491,105)	(2,824,241)
Capital share transactions (See Note 13):
Proceeds from sales of shares	163,654,366	98,625,770
Reinvestment of distributions	6,491,105	2,824,242
Cost of shares reacquired	(4,717,518)	(379,928)
Net increase in net assets resulting from capital share transactions	165,427,953	101,070,084
Net increase in net assets	170,062,149	97,430,901
NET ASSETS:
Beginning of year	$147,670,259	$50,239,358
End of year	$317,732,408	$147,670,259
Undistributed net investment income	$25,148	$12,651

32	See Notes to Financial Statements.

Financial Highlights

					4/16/2010(a)
	Year Ended 12/31				to
	2014	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$16.22	$16.73	$16.06	$15.28	$15.00
Investment operations:
Net investment income(b)					.01
Net realized and unrealized gain					.06
Total from investment operations					.07
Net asset value on SEC Effective Date, 5/1/2010					$15.07
Investment operations:
Net investment income(b)	.32	.29	.31	.40	.29
Net realized and unrealized gain (loss)	.66	(.47)	.78	.95	.44
Total from investment operations	.98	(.18)	1.09	1.35	.73
Distributions to shareholders from:
Net investment income	(.32)	(.32)	(.30)	(.34)	(.26)
Net realized gain	(.03)	(.01)	(.12)	(.23)	(.26)
Total distributions	(.35)	(.33)	(.42)	(.57)	(.52)
Net asset value, end of period	$16.85	$16.22	$16.73	$16.06	$15.28
Total Return(c)					5.39	%(d)(e)
Total Return(c)	6.08%	(1.10)%	6.82%	8.77%	4.90	%(d)(f)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.64%	.64%	.64%	.64%	.64	%(g)
Expenses, including expense reductions, management fee waived and expenses reimbursed	.64%	.64%	.64%	.64%	.64	%(g)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.90%	.95%	1.16%	1.95%	6.98	%(g)
Net investment income	1.87%	1.74%	1.85%	2.48%	2.71	%(g)
Supplemental Data:
Net assets, end of period (000)	$317,732	$147,670	$50,239	$12,878	$2,257
Portfolio turnover rate	466.40%	625.23%	588.93%	645.34%	440.61%

(a)	Commencement of operations was 4/16/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 4/16/2010 through 12/31/2010.
(f)	Total return for the period 5/1/2010 through 12/31/2010.
(g)	Annualized.

See Notes to Financial Statements.	33

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the

Notes to Financial Statements (continued)

Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and futures contracts on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and futures contracts on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation

Notes to Financial Statements (continued)

margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .18% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of .64%. This agreement may be terminated only by the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

Notes to Financial Statements (continued)

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended 12/31/2014	Year Ended 12/31/2013
Distributions paid from:
Ordinary income	$6,491,105	$2,824,241
Total distributions paid	$6,491,105	$2,824,241

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$573,526
Total undistributed earnings	573,526
Temporary differences	(9,869)
Unrealized gains – net	1,021,407
Total accumulated gains – net	$1,585,064

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$382,661,690
Gross unrealized gain	2,813,458
Gross unrealized loss	(1,792,051)
Net unrealized security gain	$1,021,407

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed	Accumulated
Net	Net Realized
Investment Income	Loss
$2,034,487	$(2,034,487)

 Notes to Financial Statements (continued)

The permanent differences are attributable to the tax treatment of premium amortization, principal paydown gains and losses and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases*	Purchases	Sales*	Sales
$1,097,734,785	$189,396,890	$1,026,019,773	$58,933,089

*	Includes U.S. Government sponsored enterprises securities.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2014 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2014, the Fund had future contracts with unrealized appreciation of $27,915, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Net realized gain of $7,580 and net unrealized appreciation of $27,915 are included on the Statement of Operations related to futures contracts under the captions Net realized gain on investments and futures contracts and Net change in unrealized appreciation/depreciation on investments and futures contracts, respectively. The average number of futures contracts throughout the period was 39.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$32,325,017	$–	$32,325,017
Total	$32,325,017	$–	$32,325,017

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$32,325,017	$–	$–	$(32,325,017)	$–
Total	$32,325,017	$–	$–	$(32,325,017)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

Notes to Financial Statements (continued)

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated,

Notes to Financial Statements (concluded)

deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	9,645,453	5,949,994
Reinvestment of distributions	386,825	173,665
Shares reacquired	(277,907)	(23,035)
Increase	9,754,371	6,100,624

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was above the median of the performance peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and

Approval of Advisory Contract (continued)

discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distribtions paid to shareholders during the fiscal year ended December 31, 2014, $540,936 represents short-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Total Return Portfolio	SFTR-PORT-2 (02/15)

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Value Opportunities Portfolio

For the fiscal year ended December 31, 2014

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Supplemental Information to Shareholders

Lord Abbett Series Fund — Value Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Value Opportunities Portfolio for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 8.92%, reflecting performance at the net asset value (NAV) of class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 2500(TM) Index,1 which returned 7.07% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market from November 2013 through October 2014, there were a few periods of heightened volatility, most recently in October 2014, when the market almost entered a correction before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.5%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.” Interest rates

1

(as measured by the 10-year U.S. Treasury note) surprised many investors by steadily declining throughout the course of the year, reflecting both Federal Reserve policy and a slowdown in global economic growth. Investors favored large capitalization companies over small, and within the smid cap space, growth and value companies were approximately on par.

Stock selection was a prevailing factor of the Fund’s performance relative to its benchmark, especially in the industrials sector. Industrials holding United Rentals, Inc. was a notable contributor to the portfolio’s performance, as United’s stock price appreciated for much of the period. The North American leader in equipment leasing believed it was at the beginning of a multiyear upward trend, as uncertainty in the economic outlook favors equipment rental rather than ownership. Another noteworthy contributor from the industrials sector was airline operator American Airlines Group, Inc. American’s pretax margins improved during the period, driven by revenue growth, which resulted in increased analysts’ estimates.

Stock selection within the information technology sector also contributed to the relative performance versus the benchmark. Akamai Technologies, Inc. contributed to the portfolio’s performance. The cloud infrastructure services company was able to quell investors’ fears with an exceptional earnings report for the fourth quarter of 2013 and an increase in management’s guidance for the first quarter of 2014 that well exceeded expectations. These announcements drove Akamai’s share price upward approximately 35% in February 2014.

Weak stock selection within the financials sector was a detractor from relative performance during the period. Fulton Financial Corp., a multi-bank financial holding company, was a laggard within the sector. The company’s shares weakened as a result of consent orders entered into by three of its subsidiary banks related to the Bank Secrecy Act and anti-money-laundering compliance.

In addition, weak stock selection within the consumer discretionary sector also detracted from the portfolio’s relative performance, particularly global media company New York Times Co. Its shares weakened during the middle of the period due in part to weak advertising, which led analysts to lower estimates. Another noteworthy detractor included consumer discretionary holding Red Robin Gourmet Burgers, Inc., a restaurant chain operator, which suffered a decline in its stock price in August, primarily due to disappointing second quarter performance that was attributed to poor marketing decisions made by management.

The Fund’s portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Russell 2500(TM) Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 Index, which measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2500™ Index and the Russell 2500™ Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Life of Class
Class VC2	8.92%	13.05%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2   The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

3   The Fund (Class VC shares) at net asset value.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/14	12/31/14	7/1/14 - 12/31/14
Class VC
Actual	$1,000.00	$1,015.00	$5.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	13.53%
Consumer Staples	2.66%
Energy	4.86%
Financials	27.08%
Health Care	7.09%
Industrials	11.70%
Information Technology	18.31%
Materials	7.93%
Telecommunication Services	0.94%
Utilities	5.90%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
December 31, 2014

Investments	Shares	Fair Value
COMMON STOCKS 102.44%

Banks 10.87%
Bank of Hawaii Corp.	67	$3,974
CIT Group, Inc.	90	4,305
Citizens Financial Group, Inc.	165	4,102
City National Corp.	29	2,343
East West Bancorp, Inc.	131	5,071
First Republic Bank	67	3,492
PacWest Bancorp	141	6,410
Signature Bank*	50	6,298
Western Alliance Bancorp*	188	5,226
Total		41,221

Capital Markets 2.62%
Ares Management LP	203	3,480
Moelis & Co. Class A	55	1,921
Raymond James Financial, Inc.	79	4,526
Total		9,927

Chemicals 1.32%
Albemarle Corp.	83	4,991

Commercial Services & Supplies 0.51%
KAR Auction Services, Inc.	56	1,940

Construction & Engineering 1.21%
Jacobs Engineering Group, Inc.*	103	4,603

Containers & Packaging 4.25%
Berry Plastics Group, Inc.*	173	5,458
Rock-Tenn Co. Class A	98	5,976
Sealed Air Corp.	110	4,668
Total		16,102

Diversified Telecommunication Services 0.97%
Zayo Group Holdings, Inc.*	120	3,669

Electric: Utilities 2.87%
ITC Holdings Corp.	126	5,094
Portland General Electric Co.	153	5,788
Total		10,882
		Fair
Investments	Shares	Value
Electronic Equipment, Instruments & Components 0.80%
Amphenol Corp. Class A	56	$3,013

Energy Equipment & Services 3.19%
Bristow Group, Inc.	54	3,553
Frank’s International NV (Netherlands)(a)	59	981
Gulfmark Offshore, Inc. Class A	88	2,149
Helix Energy Solutions Group, Inc.*	144	3,125
Helmerich & Payne, Inc.	34	2,292
Total		12,100

Food Products 2.72%
Bunge Ltd.	34	3,091
Pinnacle Foods, Inc.	205	7,237
Total		10,328

Health Care Providers & Services 4.26%
Community Health Systems, Inc.*	61	3,289
ExamWorks Group, Inc.*	122	5,074
MEDNAX, Inc.*	61	4,033
Team Health Holdings, Inc.*	65	3,739
Total		16,135

Hotels, Restaurants & Leisure 2.62%
Bloomin’ Brands, Inc.*	216	5,348
Sonic Corp.	169	4,602
Total		9,950

Household Durables 3.02%
Jarden Corp.*	159	7,613
Lennar Corp. Class A	86	3,854
Total		11,467

Information Technology Services 9.85%
Acxiom Corp.*	184	3,730
Amdocs Ltd.	77	3,592
Cardtronics, Inc.*	105	4,051
Fidelity National Information Services, Inc.	88	5,473
iGATE Corp.*	158	6,238

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2014

Investments	Shares	Fair Value
Information Technology Services (continued)
MAXIMUS, Inc.	96	$5,265
Sapient Corp.*	144	3,583
Vantiv, Inc. Class A*	160	5,427
Total		37,359

Insurance 5.95%
Arch Capital Group Ltd.*	93	5,496
Hartford Financial Services Group, Inc. (The)	124	5,170
HCC Insurance Holdings, Inc.	133	7,118
Markel Corp.*	7	4,780
Total		22,564

Internet Software & Services 2.92%
Akamai Technologies, Inc.*	176	11,081

Leisure Product 0.95%
Brunswick Corp.	70	3,588

Life Sciences Tools & Services 2.47%
PerkinElmer, Inc.	128	5,597
Quintiles Transnational
Holdings, Inc.*	64	3,768
Total		9,365

Machinery 5.26%
Joy Global, Inc.	59	2,745
Rexnord Corp.*	109	3,075
Snap-on, Inc.	34	4,649
WABCO Holdings, Inc.*	49	5,134
Xylem, Inc.	114	4,340
Total		19,943

Media 1.67%
AMC Networks, Inc. Class A*	31	1,977
New York Times Co. (The)
Class A	328	4,336
Total		6,313

Metals & Mining 2.56%
Allegheny Technologies, Inc.	135	4,694
Reliance Steel & Aluminum Co.	82	5,024
Total		9,718
		Fair
Investments	Shares	Value
Multi-Utilities 1.57%
CMS Energy Corp.	171	$5,942

Oil, Gas & Consumable Fuels 1.79%
Cimarex Energy Co.	14	1,484
EQT Corp.	31	2,347
Rice Energy, Inc.*	140	2,936
Total		6,767

Pharmaceuticals 0.54%
Actavis plc*	8	2,059

Professional Services 1.17%
Robert Half International, Inc.	76	4,437

Real Estate Investment Trusts 6.34%
American Campus
Communities, Inc.	144	5,956
BioMed Realty Trust, Inc.	181	3,899
Camden Property Trust	54	3,987
Federal Realty Investment Trust	45	6,006
Highwoods Properties, Inc.	95	4,206
Total		24,054

Real Estate Management & Development 0.92%
Realogy Holdings Corp.*	78	3,470

Road & Rail 3.08%
Genesee & Wyoming, Inc.
Class A*	44	3,956
Ryder System, Inc.	83	7,707
Total		11,663

Semiconductors & Semiconductor Equipment 4.30%
Lam Research Corp.	50	3,967
Marvell Technology Group Ltd.	504	7,308
Synaptics, Inc.*	73	5,025
Total		16,300

Software 0.89%
Rovi Corp.*	149	3,366

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
December 31, 2014

		Fair
Investments	Shares	Value
Specialty Retail 4.85%
American Eagle Outfitters, Inc.	134	$1,860
CST Brands, Inc.	74	3,227
Genesco, Inc.*	34	2,605
Penske Automotive Group, Inc.	41	2,012
Sally Beauty Holdings, Inc.*	180	5,533
Urban Outfitters, Inc.*	90	3,162
Total		18,399

Textiles, Apparel & Luxury Goods 0.74%
PVH Corp.	22	2,820

Thrifts & Mortgage Finance 1.04%
Essent Group Ltd.*	154	3,959
		Fair
Investments	Shares	Value
Trading Companies & Distributors 0.75%
United Rentals, Inc.*	28	$2,856

Water Utilities 1.60%
American Water Works Co., Inc.	114	6,076
Total Investments in Common Stock 102.44% (cost $333,329)		388,427
Liabilities in Excess of Cash and Other Assets (2.44)%		(9,269)
Net Assets 100%		$379,158

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Common Stocks	$388,427	$–	$–	$388,427
Total	$388,427	$–	$–	$388,427

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $333,329)	$388,427
Cash	20,341
Receivables:
From advisor (See Note 3)	620
Dividends	359
Prepaid expenses	2
Total assets	409,749
LIABILITIES:
Payables:
Investment securities purchased	571
Directors’ fees	28
Capital shares reacquired	1
Accrued expenses	29,991
Total liabilities	30,591
NET ASSETS	$379,158
COMPOSITION OF NET ASSETS:
Paid-in capital	$322,474
Undistributed net investment income	19
Accumulated net realized gain on investments	1,567
Net unrealized appreciation on investments	55,098
Net Assets	$379,158
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	19,286
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$19.66

10	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $8)	$4,293
Total investment income	4,293
Expenses:
Professional	32,631
Custody	10,459
Reports to shareholders	3,181
Management fee	2,677
Shareholder servicing	309
Non 12b-1 service fees	70
Fund administration	143
Directors’ fees	16
Other	2,387
Gross expenses	51,873
Management fee waived and expenses reimbursed (See Note 3)	(47,947)
Net expenses	3,926
Net investment income	367
Net realized and unrealized gain (loss):
Net realized gain on investments	52,014
Net change in unrealized appreciation/depreciation on investments	(23,991)
Net realized and unrealized gain	28,023
Net Increase in Net Assets Resulting From Operations	$28,390

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment income	$367	$399
Net realized gain on investments	52,014	38,422
Net change in unrealized appreciation/depreciation on investments	(23,991)	50,433
Net increase in net assets resulting from operations	28,390	89,254
Distributions to shareholders from:
Net investment income	(370)	(1,213)
Net realized gain	(54,446)	(32,682)
Total distributions to shareholders	(54,816)	(33,895)
Capital share transactions (See Note 11):
Proceeds from sales of shares	91,454	–
Reinvestment of distributions	54,816	33,895
Cost of shares reacquired	(58,730)	–
Net increase in net assets resulting from capital share transactions	87,540	33,895
Net increase in net assets	61,114	89,254
NET ASSETS:
Beginning of year	$318,044	$228,790
End of year	$379,158	$318,044
Undistributed (distributions in excess of) net investment income	$19	$(18)

12	See Notes to Financial Statements.

Financial Highlights

					4/23/2010(a)
	Year Ended 12/31				to
	2014	2013	2012	2011	12/31/2010
Per Share Operating Performance
Net asset value, beginning of period	$21.09	$17.02	$15.38	$16.11	$15.00
Investment operations:
Net investment income(b)					.00	(c)
Net realized and unrealized loss						(.37)
Total from investment operations						(.37)
Net asset value on SEC Effective Date, 5/1/2010					$14.63
Investment operations:
Net investment income(b)	.02	.03	.04	– (c)	.09
Net realized and unrealized gain (loss)	1.83	6.56	1.64	(.73)	1.48
Total from investment operations	1.85	6.59	1.68	(.73)	1.57
Distributions to shareholders from:
Net investment income	(.02)	(.09)	(.04)	–		(.09)
Net realized gain	(3.26)	(2.43)	–	–	–
Total distributions	(3.28)	(2.52)	(.04)	–		(.09)
Net asset value, end of period	$19.66	$21.09	$17.02	$15.38	$16.11
Total Return(d)					7.94	%(e)(f)
Total Return(d)	8.92%	38.82%	10.92%	(4.47)%	10.67	%(e)(g)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.10%	1.10%	1.10%	1.10%	1.10	%(h)
Expenses, including expense reductions, management fee waived and expenses reimbursed	1.10%	1.10%	1.10%	1.10%	1.10	%(h)
Expenses, excluding expense reductions, management fee waived and expenses reimbursed	14.53%	23.61%	28.69%	30.03%	44.39	%(h)
Net investment income	.10%	.14%	.28%	.03%	.94	%(h)

Supplemental Data:
Net assets, end of period (000)	$379	$318	$229	$206	$216
Portfolio turnover rate	72.37%	65.96%	62.36%	66.18%		49.29%
(a)	Commencement of operations was 4/23/2010, SEC effective date and date shares first became available to the public was 5/1/2010.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 4/23/2010 through 12/31/2010.
(g)	Total return for the period 5/1/2010 through 12/31/2010.
(h)	Annualized.

See Notes to Financial Statements.	13

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of thirteen separate portfolios. This report covers Value Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund offers Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

14

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

15

Notes to Financial Statements (continued)

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2014, the effective management fee, net of waivers, was at an annualized rate of .00% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2014 and continuing through April 30, 2015, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing fees on the Statement of Operations.

16

Notes to Financial Statements (continued)

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$ 6,530	$ 8,337
Net long-term capital gains	48,286	25,558
Total distributions paid	$54,816	$33,895

As of December 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$47
Undistributed long-term capital gains	2,615
Total undistributed earnings	2,662
Temporary differences	(685)
Unrealized gains—net	54,707
Total accumulated gains – net	$56,684

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $657 during fiscal 2014.

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$333,720
Gross unrealized gain	64,049
Gross unrealized loss	(9,342)
Net unrealized security gain	$54,707

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

17

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain
$40	$(40)

The permanent differences are attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$277,206	$267,115

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

ASU 2011-11 and ASU 2013-01 require disclosure of gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and to disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty. As of December 31, 2014, the Fund did not have assets or liabilities subject to the disclosure requirements of ASU 2011-11 and ASU 2013-01.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the

18

Notes to Financial Statements (concluded)

Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small and mid-sized company stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Shares sold	4,153	–
Reinvestment of distributions	2,757	1,639
Shares reacquired	(2,706)	–
Increase	4,204	1,639

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Series Fund, Inc. and the Shareholders of Value Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Value Opportunities Portfolio, one of the thirteen portfolios constituting the Lord Abbett Series Fund, Inc. (the “Company”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2015

20

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Series Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	144,825,240.315	5,347,173.213
Robert B. Calhoun, Jr.	144,961,880.780	5,210,532.748
Eric C. Fast	145,332,213.842	4,840,199.686
Daria L. Foster	145,354,879.637	4,817,533.891
Evelyn E. Guernsey	145,259,016.530	4,913,396.998
Julie A. Hill	145,304,124.103	4,868,289.425
Franklin W. Hobbs	145,121,118.727	5,051,294.801
James M. McTaggart	145,260,564.249	4,911,849.279
James L.L. Tullis	145,158,323.821	5,014,089.707

21

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Justin C. Maurer (1969)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Portfolio Manager, joined Lord Abbett in 2004.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2014	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President—Director of Fundamental Research and Senior Portfolio Manager at Alliance Bernstein, LLP (2003 – 2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

26

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was slightly above the median of the performance peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

27

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was above the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

28

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

48% of the ordinary income distributions paid by the Fund during the year is qualified dividend income.

For corporate shareholders, 47% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2014, $6,159 and $48,286, respectively, represent short-term capital gains and long-term capital gains.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Value Opportunities Portfolio	SFVALOPP-PORT-2 (02/15)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2014 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2014 and 2013 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

	Fiscal year ended:
	2014	2013
Audit Fees {a}	$475,900	$446,500
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	475,900	446,500

Tax Fees {b}	117,787	103,678
All Other Fees	- 0 -	- 0 -

Total Fees	$593,687	$550,178

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2014 and 2013 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees {a}	$185,734	$180,602

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By: /s/ Daria L. Foster

Daria L. Foster

President and Chief Executive Officer

Date: February 17, 2015

By: /s/ Joan A. Binstock

Joan A. Binstock

Chief Financial Officer and Vice President

Date: February 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Daria L. Foster

Daria L. Foster

President and Chief Executive Officer

Date: February 17, 2015

By: /s/ Joan A. Binstock

Joan A. Binstock

Chief Financial Officer and Vice President

Date: February 17, 2015